As Filed with the Securities and Exchange Commission on May 1, 2017

Registration No. 333-111688

811-07837

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 25	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 56	☒

DELAWARE LIFE VARIABLE ACCOUNT G

Registrant

DELAWARE LIFE INSURANCE COMPANY

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02481

Depositor’s Address

(844) 448-3519

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02481

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Large Case VUL

Delaware Life Variable Account G

A Flexible Premium Corporate Variable Universal Life Insurance Policy

Prospectus

May 1, 2017

This prospectus describes the corporate variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”), through Delaware Life Variable Account G (the “Variable Account”), one of our separate accounts. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

BlackRock Global Allocation V.I. Fund (Class I)

Fidelity® VIP Balanced Portfolio (Initial Class)6

MFS® Total Return Series (Initial Class)

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

Lazard Retirement Emerging Markets Equity Portfolio (Investor Class)

MFS® Emerging Markets Equity Portfolio (Initial Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

Fidelity® VIP High Income Portfolio (Initial Class)7

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

PIMCO Real Return Portfolio (Administrative Class)

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)8

MFS® Corporate Bond Portfolio (Initial Class)

MFS® Government Securities Portfolio (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)

International/Global Equity

AB International Value Portfolio (Class A)

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

Columbia Variable Portfolio - Select International Equity Fund (Class 2)

Fidelity® VIP Overseas Portfolio (Initial Class)7

First Eagle Overseas Variable Fund4

MFS® Global Growth Portfolio (Initial Class)

MFS® International Growth Portfolio (Initial Class)

MFS® International Value Portfolio (Initial Class)

MFS® Research International Portfolio (Initial Class)

Oppenheimer Global Fund/VA (Non-Service Shares)

Templeton Foreign VIP Fund (Class 1)

Templeton Growth VIP Fund (Class 1)

Mid Cap Equity

Alger Mid Cap Growth Portfolio (Class I-2)

AB Small/Mid Cap Value Portfolio (Class A)

Delaware VIP Smid Cap Core Series (Standard Class)11

Dreyfus Investment Portfolios MidCap Stock Portfolio (I Shares)

Fidelity® VIP Mid Cap Portfolio (Initial Class)6

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)3

Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio (Class I Shares)10

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Initial Class)1,8

Fidelity® VIP Freedom 2020 Portfolio (Initial Class)1,8

Fidelity® VIP Freedom 2030 Portfolio (Initial Class)1,8

Large Cap Equity

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

Deutsche CROCI® U.S. VIP (Class A)12

Dreyfus Stock Index Fund, Inc. (I Shares)

Dreyfus Variable Investment Fund Appreciation Portfolio (I Shares)

Fidelity® VIP Contrafund® Portfolio (Initial Class)9

Fidelity® VIP Equity-Income Portfolio (Initial Class)7

Fidelity® VIP Growth Portfolio (Initial Class)7

Fidelity® VIP Growth & Income Portfolio (Initial Class)6

Invesco V.I. Comstock Fund (Series I Shares)

Invesco V.I. Growth and Income Fund (Series I Shares)

Invesco V.I. Value Opportunities Fund (Series I Shares)3

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

Franklin Mutual Shares VIP Fund (Class 1)

Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

Variable Portfolio - Loomis Sayles Growth Fund (Class 1)

Real Estate Equity

Delaware VIP REIT Series (Standard Class)

Franklin Global Real Estate VIP Fund (Class 1)2

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Alger Small Cap Growth Portfolio (Class I-2)

BlackRock Value Opportunities V.I. Fund (Class I)13

Delaware VIP Small Cap Value Series (Standard Class)

Deutsche Small Cap Index VIP (Class A)3

Deutsche Small Mid Cap Value VIP (Class A)

Franklin Small-Mid Cap Growth VIP Fund (Class 1)3

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)2

Oppenheimer Main Street Small Cap Fund®/VA (Non-Service Shares)

Royce Capital Fund - Small-Cap Portfolio (Investment Class)

Wanger USA4

Specialty/Sector Equity

Dreyfus Investment Portfolios Technology Growth Portfolio (I Shares)

MFS® Utilities Series (Initial Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Money Market

Fidelity® VIP Government Money Market Portfolio (Service Class)5,8

MFS® U.S. Government Money Market Portfolio (Initial Class)5

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	Effective July 1, 2008, this investment option is not open to new premium and transfers.

[3]	Effective November 15, 2010, this investment option is not open to new premium and transfers.

[4]	This Fund does not have different share classes.

[5]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[6]	This Portfolio is in Variable Insurance Products III.

[7]	This Portfolio is in Variable Insurance Products Fund.

[8]	This Portfolios is in Variable Insurance Products Fund V.

[9]	This Portfolio is in Variable Insurance Products Fund II.

[10]	Formerly known as The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio.

[11]	Formerly known as Delaware VIP Smid Cap Growth Series.

[12]	Formerly known as Deutsche Large Cap Value VIP.

[13]	Effective on or about June 12, 2017, this Fund will be renamed BlackRock Advantage U.S. Total Market V.I. Fund.

Delaware Life Insurance Company

Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

•	You choose the amount and timing of subsequent premium payments, within certain limits.

•	We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

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Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Cash Value Accumulation Test definition.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

•	the Specified Face Amount plus cumulative premiums paid (Option C).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

At any time, You may-

•	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to-

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

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With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Premium Expense Load is higher in the early Policy Years. The “Premium Expense Load” is a charge imposed on the premium at the time the Company receives it. The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy. See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within 10 days (or a longer period if required by applicable state law) beginning when You receive the Policy. Please see the Right To Return Policy Period section below for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1] On Premium up to and Including Target Premium Maximum Charge: Current Charge: On Premium in Excess of Target Premium Maximum Charge: Current Charge:	Upon premium receipt Upon premium receipt	(as a % of premium) 12.5% 7.5% 5.5% 2.5%

Illustration Charge	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Deferred Expense Load on Policy Year 1 Premium[2] Maximum Charge: Current Charge:	On the Policy Anniversary	(as a % of premium up to and including Target Premium) 1.00% 0.40%
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[3]

Maximum Charge:

Minimum Charge for 2001 CSO:

Minimum Charge for 1980 CSO:

Representative Owner Charge for 2001 CSO[4]:

Representative Owner Charge for 1980 CSO[4]:

(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)

	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.06 $0.07 $0.14 $0.23

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Charge	When Charge is Deducted	Amount Deducted

Mortality and Expense Risk Charge[5]

Maximum Charge:

Current Charge for 2001 CSO for Policies with Investment Start Dates on and after February 1, 2011:

Current Charge for 2001 CSO for Policies with Investment Start Dates before February 1, 2011:

Current Charge for 1980 CSO:

	Daily	(on the assets allocated to the investment options in the Variable Accounts) 0.90% 0.38% 0.45% 0.50%

Monthly Expense Charge Maximum Charge: Current Charge:	At the beginning of each Policy Month	$15.00 $5.00

Loan Interest[6] Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%

Flat Extra Charge[7] Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted

Additional Protection Benefit Rider[8]

Maximum Cost of Insurance Charge:

Minimum Cost of Insurance Charge for 2001 CSO:

Minimum Cost of Insurance Charge for 1980 CSO:

Representative Owner Cost of Insurance Charge for 2001 CSO[4]:

Representative Owner Cost of Insurance Charge for 1980 CSO[4]:

	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.06 $0.07 $0.14 $0.23
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)

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The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2016. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.27%	1.61%

[1]	The elements making up the Premium Expense Load are discussed on page 22. The Load is deduced from premium received and will not exceed 12.5% in Policy Years 1-7 and 3.25% thereafter.

[2]	The elements making up the Deferred Expense Load on Policy Year 1 Premium are discussed on page 24. The Load is deducted from the assets allocated to the investment options, is deducted in Policy Years 1-7 and will not exceed 1.0%.

[3]	The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

[4]	It is assumed the owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

[7]	For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.

[8]	The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

Delaware Life Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

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We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained from our website, www.delawarelife.com, or by calling 888-594-2654, or writing to Delaware Life Insurance Company, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30 Waltham, MA 02451.

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Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Portfolios. BlackRock Advisors, LLC advises the BlackRock Funds with BlackRock Investment Management, LLC subadvising the BlackRock Global Allocation V.I. Fund and the BlackRock Value Opportunities V.I. Fund. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio Funds with Loomis, Sayles & Company subadvising the Variable Portfolio - Loomis Sayles Growth Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. Delaware Management Company advises the Delaware Series. Deutsche Investment Management Americas Inc. advises the Deutsche VIPs with Northern Trust Investments, Inc. subadvising the Deutsche Small Cap Index VIP. The Dreyfus Corporation advises the Dreyfus Portfolios and Dreyfus Stock Index Fund, Inc. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Fund. FMR Co., Inc advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Small-Mid Cap Growth VIP Fund. Franklin Templeton Institutional, LLC advises the Franklin Global Real Estate VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Fred Alger Management, Inc. advises the Alger Portfolios. Invesco Advisers, Inc. advises the Invesco Funds. Janus Capital Management LLC advises the Janus Henderson VIT Mid Cap Value Portfolio with Perkins Investment Management LLC subadvising the Portfolio. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company advises the PIMCO Portfolios. Royce & Associates, LLC advises the Royce Capital Fund – Small-Cap Portfolio. T. Rowe Price Associates, Inc. advises the T. Rowe Price Portfolios. Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

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Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

ABOUT THE POLICY

This prospectus describes the material provisions of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed

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Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy the legal standard of the Cash Value Accumulation Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. The Death Benefit must effectively always equal or exceed your gross cash surrender value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Cash Value Accumulation Test vary by Attained Age and sex.

Initial Premium Payment

A Minimum Premium will be due and payable as of the Issue Date. The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date. The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied which will be the latest of-

•	the Issue Date, or

•	the date we approve the application for the Policy, or

•	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified tax professional when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (unless a different period is applicable under state law) (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

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•	the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made plus money market return. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Fidelity® VIP Government Money Market Portfolio Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Delaware Life Insurance Company and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

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You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

ADDITIONAL PROTECTION BENEFIT RIDER (APB RIDER)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Insured’s Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit do not exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower Premium Expense Loads and Deferred Expense Loads on Policy Year 1 Premium.

An APB Rider will also terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value,

•	the Insured’s Attained Age 121 (100 if 1980 CSO applies), or

•	the termination of the Policy.

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DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death, the Insured has not Attained Age 121 (100 if 1980 CSO applies) and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any APB Rider Death Benefit, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

For Insureds who have Attained Age 121 (100 if 1980 CSO applies) at death, Policy Proceeds equal the Gross Cash Surrender Value minus outstanding Policy Debt.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Gross Cash Surrender Value, or

•	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive due proof of that death. Through the Insured’s Attained Age 121 (100 if 1980 CSO applies), the Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death. After the Insured’s Attained Age 121 (100 if 1980 CSO applies), any death benefit provided by rider terminates and the Death Benefit will be equal to the Gross Cash Surrender Value.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences. You should consult your tax adviser prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option

You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

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APB Rider Death Benefit

The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the APB Rider Face Amount.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.

Changes in Face Amount

You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to us in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order

Changing the Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Face Amount.

Increases in Face Amount

An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial face amount.

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ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Deferred Expense Load on Policy Year 1 Premium and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value for Investment Options

The Account Value on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the Investment Options, minus

•	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

•	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

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•	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Policy Anniversary occurs during the current Valuation Period, that portion of the Deferred Expense Load on Policy Year 1 Premium charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to each Investment Option, minus

•	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy Month charged to each Investment Option.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•	the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

•	a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

•	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

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Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily, monthly and annual deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions unless state law dictates otherwise. If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Insured’s Attained Age 121 (or 100 if 1980 CSO applies)

At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, which may result in adverse tax consequences. We recommend that You receive counsel from a qualified tax professional.

Enhancement Benefit

An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit.

The Enhancement Benefit represents a return of a portion of the charges paid under the Policy.

When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first twelve Policy Years) and is calculated as follows:

•	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

•	Whenever a Premium Expense Load, a Deferred Expense Load on Policy Year 1 Premium or a Monthly Expense Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

•	Whenever a Monthly Cost of Insurance charge is deducted during years 1-7 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

•	[(84 - M) divided by 84] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

•	The Enhancement Benefit is zero after the end of the Enhancement Period.

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The Enhancement Benefit is payable with respect to each Policy owned by the policyowner, and is not contingent upon surrender of all such Policies.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

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The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges

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involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	any Enhancement Benefit.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options. If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to

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the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.

You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

•	the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

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We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

CHARGES, DEDUCTIONS AND REFUNDS

Premium Expense Load

We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium. For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.90% of assets. For 2001 CSO Policies with Investment Start Dates on and after February 1, 2011, the current Daily Risk Percentage will be no greater than 0.38% of assets for Policy Years 1-20 and 0.10% thereafter. For 2001 CSO Policies with Investment Start Dates before February 1, 2011, the current Daily Risk Percentage will be no greater than 0.45% of assets for Policy Years 1-10, 0.20% for Policy Years 11-20 and 0.10% thereafter. For 1980 CSO Policies, the current Daily Risk Percentage will be no greater than 0.50% of assets for Policy Years 1-10 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated. Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

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Monthly Expense Charge

We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $15.00 in any Policy Month. Currently, the Monthly Expense Charge is $5.00 per month.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where-

(1)	is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Gross Cash Surrender Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)	is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit, which is the Total Death Benefit minus the Base Death Benefit, at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1of the Policy, times the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively. The minimum charge is $0.06 for 2001 CSO and $0.07 for 1980 CSO. The representative owner charge is $0.14 for 2001 CSO and $0.23 for 1980 CSO. A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the APB Rider Face Amount and each increase in Specified Face Amount or APB Rider Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force and on the Insured’s sex (except for unisex Policies), Issue Age, Class and table rating, if any. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

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Deferred Expense Load on Policy Year 1 Premium

A deduction for this expense load, which is assessed in Policy Years 2 through 7 and deducted on the Policy Anniversary, is based on premium payments in Policy Year 1 up to and including Target Premium. This Load is deducted from assets allocated to the Investment Options. The Premium Expense Load would be higher if the Deferred Expense Load on Policy Year 1 Premium was not imposed. It is comprised of the same elements as the Premium Expense Load. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. The load is guaranteed not to exceed 1.0%. Currently, the load will be no greater than 0.40%.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described at in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.) It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Directed Deductions

You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Deferred Expense Load on Policy Year 1 Premium and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

APB Rider Charge

The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider’s cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables. Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

TERMINATION OF POLICY

The Policy will terminate on the earliest of-

•	the date we receive (in Good Order) your request to surrender,

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death.

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OTHER POLICY PROVISIONS

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary

The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You. If You are also the Insured, the Policy Proceeds will be paid to your estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

Reports to Owners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).

Misstatement discovered prior to death - If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).

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Suicide

Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to You the greater of (a) or (b) where: (a) is the Cash Surrender Value and (b) is the premiums paid, minus the amount of any Policy Debt and minus any partial surrenders.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments

Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

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Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

Reinstatement

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is-

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus

•	three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based

27

on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”) 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation

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as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2014, 2015, and 2016, $1,498,757, $1,186,811, and $886,651, respectively were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.

Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the

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income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii)  under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2006-95.

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For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account. You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.

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If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract. We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

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The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact a qualified tax professional.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner

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prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

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Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely heavily on technology to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware, software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Funds, intermediaries

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and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A - GLOSSARY OF POLICY TERMS

Account Value: The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider: An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy. The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit: The death benefit under the APB Rider.

APB Rider Face Amount: The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk: The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit: The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day: Any day that we are open for business.

Cash Surrender Value: The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class: The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage: The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit: The sum of the Base Death Benefit and any APB Rider Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage: A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Deferred Expense Load on Policy Year 1 Premium: An expense charge, assessed in the second and subsequent Policy Years, up to and including Policy Year 7, based on premium paid during Policy Year 1.

Due Proof: Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our General Account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund: A mutual fund in which a Sub-Account invests.

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General Account: The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Gross Cash Surrender Value: The Account Value increased by any Enhancement Benefit.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Insured: The person on whose life the Policy is issued.

Investment Option: The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date: The date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Business Day we approve the application for a Policy, or

•	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date: The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account: An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium: The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium: The amount You pay as the premium minus the Premium Expense Load that is allocated to the investment options per your election.

Policy: The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt: The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month: A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

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Policy Net Amount at Risk: The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider. The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death. The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds: The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year: A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load: The percentage charge applied to premium. It includes two elements. One element is for State and Federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC: Securities and Exchange Commission.

Service Office: Delaware Life Insurance Company (Attn: Corporate Markets), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or such other address as we may specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts: Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Target Premium: An amount of premium specified as such in the Policy, used to determine our Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium deductions.

Target Premium Factor: Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount: The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit: A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value: The value of each Unit of assets in a Sub-Account.

Valuation Date: A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life Variable Account G, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You: The owner of the Policy.

39

APPENDIX B - PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

40

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

41

The SAI includes additional information about Delaware Life Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-111688

Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

LARGE CASE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT G

May 1, 2017

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Large Case VUL prospectus, dated May 1, 2017. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT

The corporate parent of Delaware Life Insurance Company is Delaware Life Holdings, LLC. Delaware Life Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Delaware Life Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The audited financial statements of Delaware Life Variable Account G as of December 31, 2016 and for the year then ended, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the

2

Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of:

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

3

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2014, 2015, and 2016 were approximately $2,340,825, $1,771,394, and $1,547,892, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium. For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount. You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly

4

anniversary day following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

Variable Account G

Financial Statements as of and for the Year Ended December 31, 2016 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2016

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statements of Assets and Liabilities	4-10

Statements of Operations	11-53

Statements of Changes in Net Assets	54-119

Notes to the Financial Statements	120-152

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Holders of Delaware Life Variable Account G:

In our opinion, for each of the sub-accounts of Delaware Life Variable Account G indicated in the table below, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account G as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Delaware Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.

AB VPS Global Thematic Growth Portfolio (Class B) (2)	Invesco V.I. International Growth Fund I (1)
AB VPS Growth and Income Portfolio (Class B) (1)	Invesco V.I. Mid Cap Core Equity Fund I (1)
AB VPS International Growth Portfolio (Class B) (1)	Invesco V.I. Mid Cap Growth Fund Series I (1)
AB VPS International Value Portfolio (Class A) (1)	Invesco V.I. Small Cap Equity Fund I (1)
AB VPS Small Cap Growth Portfolio (Class B) (1)	Invesco V.I. Value Opportunities Fund Series I (4)
AB VPS Small/Mid Cap Value Portfolio (Class A) (1)	Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class (1)
Alger Mid Cap Growth Portfolio I-2 (1)	JPMorgan Insurance Trust Core Bond Portfolio (Class 1) (1)
Alger Small Cap Growth Portfolio I-2 (1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) (1)
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 (1)	JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) (1)
American Funds Insurance Series Bond Fund Class 2 (1)	Lazard Retirement Emerging Markets Equity Portfolio Investor Class (1)
American Funds Insurance Series Global Growth Fund Class 2 (1)	Lord Abbett Series Fund- International Opportunities Portfolio VC (1)
American Funds Insurance Series Global Growth Income Fund Class 2 (1)	MFS U.S. Government Money Market Portfolio Initial Class (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 (1)	MFS VIT Total Return Series Initial Class (1)
American Funds Insurance Series Growth Fund Class 2 (1)	MFS VIT Total Return Series Service Class (1)
American Funds Insurance Series Growth Income Fund Class 2 (1)	MFS VIT I Growth Series Initial Class (1)
American Funds Insurance Series High Income Bond Fund Class 2 (1)	MFS VIT I Growth Series Service Class (1)
American Funds Insurance Series International Fund Class 2 (1)	MFS VIT I Mid Cap Growth Series Initial Class (1)
Blackrock Global Allocation V.I. Fund (Class I) (1)	MFS VIT I Mid Cap Growth Series Service Class (1)
BlackRock Value Opportunities V.I. (Class I) (1)	MFS VIT I New Discovery Series Service Class (1)
Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 1 (1)	MFS VIT I Total Return Bond Series Initial Class (1)
Columbia Variable Portfolio - International Opportunities Fund Class 2 (3)	MFS VIT I Research Series Initial Class (1)
Columbia Variable Portfolio - Select International Equity Fund Class 2 (5)	MFS VIT I Utilities Series Initial Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210 T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

Delaware VIP REIT Series (Standard Class) (1)	MFS VIT I Utilities Series Service Class (1)
Delaware VIP Small Cap Value Series (Standard Class) (1)	MFS VIT I Value Series Initial Class (1)
Delaware VIP Smid Cap Growth Series Standard Class (1)	MFS VIT I Value Series Service Class (1)
Deutsche Large Cap Value VIP Class A (1)	MFS VIT II Blended Research Core Equity Portfolio I Class (1)
Deutsche Small Cap Index VIP Class A (1)	MFS VIT II Blended Research Core Equity Portfolio S Class (1)
Deutsche Small Cap Index VIP Class B (1)	MFS VIT II Corporate Bond Portfolio I Class (1)
Deutsche Small Mid Cap Value VIP Class A (1)	MFS VIT II Corporate Bond Portfolio S Class (1)
Dreyfus IP MidCap Stock Portfolio (Initial Shares) (1)	MFS VIT II Core Equity Portfolio S Class (1)
Dreyfus IP Technology Growth Portfolio (Initial Shares) (1)	MFS VIT II Emerging Markets Equity Portfolio I Class (1)
Dreyfus Stock Index Fund, Inc. (Initial Shares) (1)	MFS VIT II Global Growth Portfolio I Class (1)
Dreyfus VIF Appreciation Portfolio (Initial Shares) (1)	MFS VIT II Global Research Portfolio S Class (1)
Dreyfus VIF Developing Leaders Portfolio (Initial Shares) (1)	MFS VIT II Government Securities Portfolio I Class (1)
Dreyfus VIF Growth and Income Portfolio (Initial Shares) (1)	MFS VIT II Government Securities Portfolio S Class (1)
Dreyfus VIF Quality Bond Portfolio (Initial Shares) (1)	MFS VIT II High Yield Portfolio Initial Class (1)
Fidelity VIP Balanced I Class (1)	MFS VIT II High Yield Portfolio Service Class (1)
Fidelity VIP Contrafund Portfolio (Initial Class) (1)	MFS VIT II International Growth Portfolio I Class (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)
Fidelity VIP Equity-Income Portfolio (Initial Class) (1)	MFS VIT II International Value Portfolio I Class (1)
Fidelity VIP Freedom 2015 Portfolio (Initial Class) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)
Fidelity VIP Freedom 2020 Portfolio (Initial Class) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class (1)
Fidelity VIP Freedom 2030 Portfolio (Initial Class) (1)	MFS VIT II Research International Portfolio I Class (1)
Fidelity VIP Growth & Income Portfolio (Initial Class) (1)	MFS VIT II Strategic Income Portfolio S Class (1)
Fidelity VIP Growth Portfolio (Initial Class) (1)	MFS VIT III Blended Research Small Cap Portfolio Initial Class (1)
Fidelity VIP Growth Portfolio (Service Class 2) (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)
Fidelity VIP High Income Portfolio (Initial Class) (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)
Fidelity VIP Index 500 Portfolio (Initial Class) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) (1)	Morgan Stanley UIF Mid Cap Growth Portfolio Class I (1)
Fidelity VIP Mid Cap Portfolio (Initial Class) (1)	Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 (1)
Fidelity VIP Government Money Market Portfolio (Service Class) (1)	Neuberger Berman AMT Mid-Cap Growth Portfolio Class I (1)
Fidelity VIP Overseas Portfolio (Initial Class) (1)	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 (1)
Fidelity VIP Overseas Portfolio (Service Class 2) (1)	Neuberger Berman AMT Short Duration Bond Portfolio Class I (1)
First Eagle Overseas Variable Fund (1)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) (1)
Franklin Templeton Foreign VIP Fund Class 1 (1)	Oppenheimer Global Fund/VA (Non-Service Shares) (1)
Franklin Templeton Foreign VIP Fund Class 2 (1)	Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) (1)
Franklin Templeton Growth VIP Fund Class 1 (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)
Franklin Templeton Growth VIP Fund Class 2 (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 1 (1)	PIMCO VIT Real Return Portfolio Admin Class (1)
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 (1)	PIMCO VIT Total Return Portfolio Admin Class (1)
Franklin Templeton VIP Global Real Estate Fund (Class 1) (1)	Royce Capital Fund - Small-Cap Portfolio Investment Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210 T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

Goldman Sachs VIT U.S Equity Insights Fund I Class (1)	Rydex VT Nova Fund (1)
Invesco V.I. American Franchise Fund Series I (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
Invesco V.I. Comstock Fund Series I (1)	T. Rowe Price Equity Income Portfolio (1)
Invesco V.I. Core Equity Fund I (1)	T. Rowe Price New America Growth Portfolio (1)
Invesco V.I. Growth and Income Fund Series I (1)	Wanger USA (1)

(1) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statement of changes in net assets for the years ended December 31, 2016 and 2015
(2) Statement of net assets as of December 31, 2016, and statement of changes in net assets for the years ended December 31, 2016 and 2015.
(3) Statement of operations for the period ended April 28, 2016, and statement of changes in net assets for the period ended April 28, 2016 and December 31, 2015
(4) Statement of changes in net assets for the years ended December 31, 2016 and 2015.

(5)    Statement of net assets as of December 31, 2016, Statement of operations from April 29, 2016 (commencement of operations) through December 31, 2016, and statement of changes in net assets from April 29, 2016 through December 31, 2016.

/s/ PricewaterhouseCoopers LLP

April 28, 2017

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210 T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	1	$15	$16	$16	$—	$16
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	21,665	623,419	667,923	667,923	—	667,923
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	84,300	1,445,629	1,440,685	1,440,685	—	1,440,685
AB VPS International Value Portfolio (Class A) Sub-Account (IVP)	69,258	991,366	919,740	919,740	—	919,740
AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19)	14,112	163,131	168,777	168,777	—	168,777
AB VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM)	7,574	146,392	153,667	153,667	—	153,667
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	14,348	268,788	282,651	282,651	—	282,651
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	21,755	431,220	408,129	408,129	—	408,129
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	66,131	880,514	885,497	885,497	—	885,497
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	17,523	196,415	186,967	186,967	—	186,967
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	21,482	576,831	512,347	512,347	—	512,347
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	4,370	55,130	56,813	56,813	—	56,813
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	11,209	244,197	221,045	221,045	—	221,045
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	8,003	539,980	535,540	535,540	—	535,540
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	17,016	751,713	748,709	748,709	—	748,709
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	27,011	298,384	271,191	271,191	—	271,191
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	775,606	15,001,665	12,999,150	12,999,150	—	12,999,150
Blackrock Global Allocation V.I. Fund (Class I) Sub-Account (BLG)	22,746	379,079	352,786	352,786	—	352,786
BlackRock Value Opportunities V.I. (Class I) Sub-Account (MSV)	15,110	380,782	422,016	422,016	—	422,016
Columbia Variable Portfolio - Select International Equity Fund Class 2 Sub-Account (C58)	3,124	40,310	39,115	39,115	—	39,115
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	168,196	2,598,598	2,618,811	2,618,811	—	2,618,811
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV)	136,072	5,007,276	5,421,114	5,421,114	—	5,421,114
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (D37)	26,648	759,843	748,274	748,274	—	748,274
Deutsche Large Cap Value VIP Class A Sub-Account (001)	4,891	69,831	67,245	67,245	—	67,245
Deutsche Small Cap Index VIP Class A Sub-Account (SSI)	41,792	670,324	701,270	701,270	—	701,270
Deutsche Small Cap Index VIP Class B Sub-Account (D55)	134,634	1,813,151	2,257,820	2,257,820	—	2,257,820
Deutsche Small Mid Cap Value VIP Class A Sub-Account (S61)	52,949	854,499	881,596	881,596	—	881,596
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	40,372	738,179	811,077	811,077	—	811,077
Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account (DTG)	19,406	332,423	343,295	343,295	—	343,295
Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account (DSI)	1,718,808	71,804,313	78,824,539	78,824,539	—	78,824,539
Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account (DCA)	63,168	2,825,199	2,590,540	2,590,540	—	2,590,540
Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-Account (DSC)	2,759	94,631	136,412	136,412	—	136,412
Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account (DGI)	1,227	30,882	35,352	35,352	—	35,352
Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account (DQB)	1,192	14,267	13,939	13,939	—	13,939
Fidelity VIP Balanced I Class Sub-Account (FVI)	15,756	258,701	264,226	264,226	—	264,226
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	190,440	6,024,568	6,318,809	6,318,809	—	6,318,809
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	20,247	635,421	657,020	657,020	—	657,020
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI)	362,979	8,051,801	7,974,653	7,974,653	—	7,974,653
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	46,374	570,422	574,574	574,574	—	574,574
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	137,771	1,761,804	1,730,408	1,730,408	—	1,730,408
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	190,999	2,365,755	2,435,234	2,435,234	—	2,435,234
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	9,718	178,448	195,822	195,822	—	195,822
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	180	9,566	10,700	10,700	—	10,700
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99)	44,478	2,417,485	2,599,295	2,599,295	—	2,599,295
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	60,796	343,766	327,085	327,085	—	327,085
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	38,571	8,216,944	8,772,889	8,772,889	—	8,772,889
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	3,512,828	44,866,020	44,402,143	44,402,143	—	44,402,143

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	242,722	$8,115,331	$8,247,697	$8,247,697	$—	$8,247,697
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	18,340,425	18,340,425	18,340,425	18,340,425	—	18,340,425
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	8,916	171,370	158,787	158,787	—	158,787
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91)	43,817	690,926	773,368	773,368	—	773,368
First Eagle Overseas Variable Fund Sub-Account (FE3)	26,055	695,349	662,589	662,589	—	662,589
Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS)	235,427	3,752,022	3,270,085	3,270,085	—	3,270,085
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	30,978	432,776	421,609	421,609	—	421,609
Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF)	369,358	4,612,612	5,145,158	5,145,158	—	5,145,158
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	3,394	40,368	46,497	46,497	—	46,497
Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS)	20	405	412	412	—	412
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC)	134	2,611	2,380	2,380	—	2,380
Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE)	9,026	148,004	142,886	142,886	—	142,886
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	5,091	75,301	89,852	89,852	—	89,852
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	62,723	2,437,927	3,360,676	3,360,676	—	3,360,676
Invesco V.I. Comstock Fund Series I Sub-Account (VCP)	49,782	892,043	930,432	930,432	—	930,432
Invesco V.I. Core Equity Fund I Sub-Account (A39)	2,952	92,278	102,085	102,085	—	102,085
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	84,980	1,738,213	1,788,837	1,788,837	—	1,788,837
Invesco V.I. International Growth Fund I Sub-Account (A21)	44,489	1,524,501	1,463,246	1,463,246	—	1,463,246
Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22)	16,819	206,117	216,455	216,455	—	216,455
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	12,614	55,756	61,684	61,684	—	61,684
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	1,859	38,258	34,165	34,165	—	34,165
Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)	6,908	111,834	114,330	114,330	—	114,330
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7)	1,079,588	12,144,339	11,702,729	11,702,729	—	11,702,729
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43)	34,753	601,728	781,592	781,592	—	781,592
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32)	8,776	178,907	237,139	237,139	—	237,139
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI)	312,505	5,152,380	5,796,976	5,796,976	—	5,796,976
Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27)	5,568	47,009	43,375	43,375	—	43,375
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	84,416,960	84,416,963	84,416,960	84,416,960	—	84,416,960
MFS VIT Total Return Series Initial Class Sub-Account (M07)	307,177	7,059,648	7,120,370	7,120,370	—	7,120,370
MFS VIT Total Return Series Service Class Sub-Account (M35)	206,990	4,567,613	4,721,452	4,721,452	—	4,721,452
MFS VIT I Growth Series Initial Class Sub-Account (M31)	16,926	534,467	656,049	656,049	—	656,049
MFS VIT I Growth Series Service Class Sub-Account (M80)	29,462	997,163	1,106,895	1,106,895	—	1,106,895
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	245,951	1,784,761	1,957,770	1,957,770	—	1,957,770
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	54,915	369,739	415,157	415,157	—	415,157
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	78,000	1,410,048	1,170,775	1,170,775	—	1,170,775
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	250,414	3,358,200	3,277,922	3,277,922	—	3,277,922
MFS VIT I Research Series Initial Class Sub-Account (M33)	4,087	108,284	106,258	106,258	—	106,258
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	16,533	436,733	443,261	443,261	—	443,261
MFS VIT I Utilities Series Service Class Sub-Account (M40)	1,227	40,247	32,352	32,352	—	32,352
MFS VIT I Value Series Initial Class Sub-Account (M83)	601,511	11,437,030	11,368,550	11,368,550	—	11,368,550
MFS VIT I Value Series Service Class Sub-Account (M08)	69,992	1,337,561	1,301,158	1,301,158	—	1,301,158
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	323	11,414	15,036	15,036	—	15,036
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	10,449	380,381	483,348	483,348	—	483,348
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	563,142	6,684,349	6,397,289	6,397,289	—	6,397,289
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	13,632	158,994	152,955	152,955	—	152,955
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	19,594	266,251	420,675	420,675	—	420,675
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	96,415	1,313,749	1,214,829	1,214,829	—	1,214,829
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	13,303	283,388	279,364	279,364	—	279,364
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	34,191	609,698	874,941	874,941	—	874,941
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	1,307,170	17,142,420	16,352,701	16,352,701	—	16,352,701
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	6,130	79,024	76,133	76,133	—	76,133

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
MFS VIT II High Yield Portfolio Initial Class Sub-Account (MA6)	114,736	$655,128	$663,177	$663,177	$—	$663,177
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	22,265	126,736	127,355	127,355	—	127,355
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	231,373	3,103,307	2,806,556	2,806,556	—	2,806,556
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	167,569	2,153,122	2,015,853	2,015,853	—	2,015,853
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	181,119	4,143,235	4,087,861	4,087,861	—	4,087,861
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	1,908	26,333	29,343	29,343	—	29,343
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	31,433	378,728	478,094	478,094	—	478,094
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	79,332	1,162,799	1,074,152	1,074,152	—	1,074,152
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	28,764	259,610	276,997	276,997	—	276,997
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (MB8)	154,100	2,149,824	2,038,747	2,038,747	—	2,038,747
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	587,396	7,701,873	8,229,417	8,229,417	—	8,229,417
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	1,520,257	15,642,194	15,461,013	15,461,013	—	15,461,013
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	404,141	3,467,058	3,350,327	3,350,327	—	3,350,327
Morgan Stanley UIF Mid Cap Growth Portfolio Class I Sub-Account (VMG)	3,408	33,565	29,720	29,720	—	29,720
Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account (NPP)	555	8,290	8,463	8,463	—	8,463
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	585	14,863	13,219	13,219	—	13,219
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account (NAR)	2,562	40,334	43,316	43,316	—	43,316
Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM)	366	3,859	3,853	3,853	—	3,853
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	20,075	1,106,663	970,803	970,803	—	970,803
Oppenheimer Global Fund/VA (Non-Service Shares) Sub-Account (OGS)	41,799	1,652,572	1,463,792	1,463,792	—	1,463,792
Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account (OSC)	39,452	942,987	950,003	950,003	—	950,003
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	38,063	377,311	299,555	299,555	—	299,555
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	71,608	931,712	900,831	900,831	—	900,831
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	420,367	5,300,454	5,157,900	5,157,900	—	5,157,900
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	1,310,713	14,538,809	13,945,984	13,945,984	—	13,945,984
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP)	344,315	3,637,042	2,895,693	2,895,693	—	2,895,693
Rydex VT Nova Fund Sub-Account (R02)	192	12,274	17,239	17,239	—	17,239
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	676,117	14,452,630	15,679,146	15,679,146	—	15,679,146
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	202,729	5,730,186	5,745,345	5,745,345	—	5,745,345
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	742	18,051	17,452	17,452	—	17,452
Wanger USA Sub-Account (W42)	1,307	32,266	34,664	34,664	—	34,664

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Units	Net Assets
A70[1]	—	$16
A71	24,666	667,923
AM2	53,723	1,440,685
IVP	93,649	919,740
A19	4,647	168,777
ASM	7,380	153,667
A54	14,043	282,651
A51	25,562	408,129
308	32,927	885,497
301	12,778	186,967
304	20,749	512,347
307	2,415	56,813
306	9,386	221,045
303	18,556	535,540
302	28,172	748,709
305	12,968	271,191
300	717,956	12,999,150
BLG	20,383	352,786
MSV	15,790	422,016
C58[2]	3,989	39,115
DRS	83,199	2,618,811
DSV	158,400	5,421,114
D37	20,421	748,274
001	5,128	67,245
SSI	25,661	701,270
D55	60,978	2,257,820
S61	31,812	881,596
D18	30,617	811,077
DTG	12,249	343,295
DSI	3,550,789	78,824,539
DCA	102,347	2,590,540
DSC	5,674	136,412
DGI	1,478	35,352
DQB	630	13,939
FVI	10,954	264,226
FCN	126,385	6,318,809
F24	18,521	657,020
FEI	334,807	7,974,653

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Units	Net Assets
FF1	34,473	$574,574
FF2	104,255	1,730,408
FF3	143,373	2,435,234
FVG	7,944	195,822
FGP	340	10,700
F99	105,464	2,599,295
FHI	14,822	327,085
FIP	236,042	8,772,889
FIG	1,743,613	44,402,143
FMC	369,842	8,247,697
FM8	1,544,901	18,340,425
FOF	9,094	158,787
F91	35,774	773,368
FE3	35,158	662,589
TFS	172,134	3,270,085
T20	16,166	421,609
TSF	183,082	5,145,158
F56	1,764	46,497
FSS	18	412
FSC	100	2,380
FRE	10,710	142,886
G31	3,266	89,852
V15	211,215	3,360,676
VCP	37,239	930,432
A39	3,608	102,085
IB1	65,615	1,788,837
A21	52,249	1,463,246
A22	9,421	216,455
I84	4,158	61,684
I76	1,898	34,165
MVP	4,989	114,330
JM7	834,278	11,702,729
J43	23,267	781,592
J32	7,785	237,139
LRI	345,653	5,796,976
L27	1,953	43,375
MD8	6,301,822	84,416,960

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Units	Net Assets
M07	560,316	$7,120,370
M35	374,574	4,721,452
M31	38,951	656,049
M80	66,441	1,106,895
MF1	116,626	1,957,770
M41	24,590	415,157
M42	108,414	1,170,775
M06	301,122	3,277,922
M33	6,571	106,258
M44	45,704	443,261
M40	3,355	32,352
M83	664,313	11,368,550
M08	107,285	1,301,158
MB6	590	15,036
MB7	17,587	483,348
MC0	363,579	6,397,289
MA0	7,860	152,955
MC1	23,533	420,675
MC3	100,355	1,214,829
MC6	7,573	279,364
MC9	39,963	874,941
M96	670,821	16,352,701
MD2	4,431	76,133
MA6	55,228	663,177
MA3	4,541	127,355
M97	178,124	2,806,556
MD5	84,752	2,015,853
M98	261,290	4,087,861
MIS	1,472	29,343
MB3	19,464	478,094
ME2	58,612	1,074,152
MA7	14,580	276,997

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Units	Net Assets
MB8	78,768	$2,038,747
MF6	183,115	8,229,417
MF2	1,314,580	15,461,013
MG3	164,514	3,350,327
VMG	1,213	29,720
NPP	290	8,463
NMC	394	13,219
NAR	1,591	43,316
NLM	226	3,853
O01	47,337	970,803
OGS	60,093	1,463,792
OSC	30,205	950,003
P10	41,777	299,555
PK8	49,052	900,831
P06	273,801	5,157,900
P07	693,267	13,945,984
SCP	139,277	2,895,693
R02	886	17,239
TBC	684,528	15,679,146
REI	184,072	5,745,345
RNA	671	17,452
W42	1,631	34,664

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	A71 Sub-Account	AM2 Sub-Account	IVP Sub-Account

Income:
Dividend income	$6,591	$—	$12,082

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	91,335	19,805	(6,675)
Realized gain distributions	48,943	—	—

Net realized gains (losses)	140,278	19,805	(6,675)

Net change in unrealized appreciation/ (depreciation)	(69,881)	(122,471)	(11,669)

Net realized and change in unrealized gains (losses)	70,397	(102,666)	(18,344)

Increase (decrease) in net assets from operations	$76,988	$(102,666)	$(6,262)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A19 Sub-Account	ASM Sub-Account	A54 Sub-Account

Income:
Dividend income	$—	$871	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(345,768)	(3,504)	27,837
Realized gain distributions	179,662	8,183	—

Net realized gains (losses)	(166,106)	4,679	27,837

Net change in unrealized appreciation/ (depreciation)	174,058	25,101	(23,056)

Net realized and change in unrealized gains (losses)	7,952	29,780	4,781

Increase (decrease) in net assets from operations	$7,952	$30,651	$4,781

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A51 Sub-Account	308 Sub-Account	301 Sub-Account

Income:
Dividend income	$—	$83,366	$3,835

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(169,951)	(9,780)	(134)
Realized gain distributions	44,003	—	—

Net realized gains (losses)	(125,948)	(9,780)	(134)

Net change in unrealized appreciation/ (depreciation)	163,208	72,650	1,713

Net realized and change in unrealized gains (losses)	37,260	62,870	1,579

Increase (decrease) in net assets from operations	$37,260	$146,236	$5,414

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	304 Sub-Account	307 Sub-Account	306 Sub-Account

Income:
Dividend income	$42,883	$1,101	$40,208

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(25,264)	(2,893)	870
Realized gain distributions	—	—	—

Net realized gains (losses)	(25,264)	(2,893)	870

Net change in unrealized appreciation/ (depreciation)	(24,421)	8,773	(33,271)

Net realized and change in unrealized gains (losses)	(49,685)	5,880	(32,401)

Increase (decrease) in net assets from operations	$(6,802)	$6,981	$7,807

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	303 Sub-Account	302 Sub-Account	305 Sub-Account

Income:
Dividend income	$61,166	$89,300	$15,685

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(8,311)	(8,133)	(657)
Realized gain distributions	—	—	—

Net realized gains (losses)	(8,311)	(8,133)	(657)

Net change in unrealized appreciation/ (depreciation)	6,954	5,779	25,982

Net realized and change in unrealized gains (losses)	(1,357)	(2,354)	25,325

Increase (decrease) in net assets from operations	$59,809	$86,946	$41,010

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	300 Sub-Account	BLG Sub-Account	MSV Sub-Account

Income:
Dividend income	$1,451,342	$4,491	$1,057

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,013,293)	(843)	705
Realized gain distributions	—	—	10,817

Net realized gains (losses)	(1,013,293)	(843)	11,522

Net change in unrealized appreciation/ (depreciation)	48,488	10,385	68,421

Net realized and change in unrealized gains (losses)	(964,805)	9,542	79,943

Increase (decrease) in net assets from operations	$486,537	$14,033	$81,000

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C63 Sub-Account[2]	C65 Sub-Account[3]	C58 Sub-Account

Income:
Dividend income	$—	$315	$428

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3)	1,623	(18)
Realized gain distributions	1	—	—

Net realized gains (losses)	(2)	1,623	(18)

Net change in unrealized appreciation/ (depreciation)	(1)	(3,460)	(1,195)

Net realized and change in unrealized gains (losses)	(3)	(1,837)	(1,213)

Increase (decrease) in net assets from operations	$(3)	$(1,522)	$(785)

[2]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statements of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.
[3]	Columbia Variable Portfolio - International Opportunities Fund Class 2 Sub-Account (C65) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statements of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	DRS Sub-Account	DSV Sub-Account	D37 Sub-Account

Income:
Dividend income	$47,036	$63,297	$1,825

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	133,072	(511,738)	15,428
Realized gain distributions	225,456	583,261	101,082

Net realized gains (losses)	358,528	71,523	116,510

Net change in unrealized appreciation/ (depreciation)	(168,482)	1,332,628	(40,743)

Net realized and change in unrealized gains (losses)	190,046	1,404,151	75,767

Increase (decrease) in net assets from operations	$237,082	$1,467,448	$77,592

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	001 Sub-Account	SSI Sub-Account	D55 Sub-Account

Income:
Dividend income	$666	$8,764	$17,339

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	232	11,321	130,976
Realized gain distributions	3,295	60,851	157,887

Net realized gains (losses)	3,527	72,172	288,863

Net change in unrealized appreciation/ (depreciation)	(6,829)	62,806	99,608

Net realized and change in unrealized gains (losses)	(3,302)	134,978	388,471

Increase (decrease) in net assets from operations	$(2,636)	$143,742	$405,810

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	S61 Sub-Account	D18 Sub-Account	DTG Sub-Account

Income:
Dividend income	$5,062	$4,999	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(52,309)	(13,787)	908
Realized gain distributions	89,289	33,186	13,048

Net realized gains (losses)	36,980	19,399	13,956

Net change in unrealized appreciation/ (depreciation)	82,494	77,986	2,171

Net realized and change in unrealized gains (losses)	119,474	97,385	16,127

Increase (decrease) in net assets from operations	$124,536	$102,384	$16,127

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	DSI Sub-Account	DCA Sub-Account	DSC Sub-Account

Income:
Dividend income	$1,531,520	$41,758	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,443,182	16,016	10,817
Realized gain distributions	2,720,947	375,301	10,282

Net realized gains (losses)	4,164,129	391,317	21,099

Net change in unrealized appreciation/ (depreciation)	2,983,306	(239,282)	(1,484)

Net realized and change in unrealized gains (losses)	7,147,435	152,035	19,615

Increase (decrease) in net assets from operations	$8,678,955	$193,793	$19,615

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	DGI Sub-Account	DQB Sub-Account	FVI Sub-Account

Income:
Dividend income	$389	$237	$3,446

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,828	(52)	(1,866)
Realized gain distributions	3,469	—	7,072

Net realized gains (losses)	7,297	(52)	5,206

Net change in unrealized appreciation/ (depreciation)	(4,650)	(1)	12,641

Net realized and change in unrealized gains (losses)	2,647	(53)	17,847

Increase (decrease) in net assets from operations	$3,036	$184	$21,293

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FCN Sub-Account	F24 Sub-Account	FEI Sub-Account

Income:
Dividend income	$49,697	$3,947	$171,272

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	295,337	81,764	(4,869)
Realized gain distributions	625,940	61,862	454,458

Net realized gains (losses)	921,277	143,626	449,589

Net change in unrealized appreciation/ (depreciation)	(428,175)	(112,592)	604,515

Net realized and change in unrealized gains (losses)	493,102	31,034	1,054,104

Increase (decrease) in net assets from operations	$542,799	$34,981	$1,225,376

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FF1 Sub-Account	FF2 Sub-Account	FF3 Sub-Account

Income:
Dividend income	$8,044	$23,973	$34,746

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(34,470)	(19,487)	(29,268)
Realized gain distributions	14,652	50,673	47,297

Net realized gains (losses)	(19,818)	31,186	18,029

Net change in unrealized appreciation/ (depreciation)	28,999	41,898	118,132

Net realized and change in unrealized gains (losses)	9,181	73,084	136,161

Increase (decrease) in net assets from operations	$17,225	$97,057	$170,907

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FVG Sub-Account	FGP Sub-Account	F99 Sub-Account

Income:
Dividend income	$3,090	$4	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,133	371	339,766
Realized gain distributions	11,315	916	260,877

Net realized gains (losses)	15,448	1,287	600,643

Net change in unrealized appreciation/ (depreciation)	8,700	(1,189)	(596,702)

Net realized and change in unrealized gains (losses)	24,148	98	3,941

Increase (decrease) in net assets from operations	$27,238	$102	$3,941

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FHI Sub-Account	FIP Sub-Account	FIG Sub-Account

Income:
Dividend income	$16,744	$141,385	$1,082,330

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(36,832)	104,998	(113,475)
Realized gain distributions	—	9,811	21,827

Net realized gains (losses)	(36,832)	114,809	(91,648)

Net change in unrealized appreciation/ (depreciation)	78,293	850,978	1,198,983

Net realized and change in unrealized gains (losses)	41,461	965,787	1,107,335

Increase (decrease) in net assets from operations	$58,205	$1,107,172	$2,189,665

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FMC Sub-Account	FM8 Sub-Account	FOF Sub-Account

Income:
Dividend income	$39,350	$19,711	$2,269

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(283,420)	—	(6,169)
Realized gain distributions	490,039	—	269

Net realized gains (losses)	206,619	—	(5,900)

Net change in unrealized appreciation/ (depreciation)	707,581	—	(4,302)

Net realized and change in unrealized gains (losses)	914,200	—	(10,202)

Increase (decrease) in net assets from operations	$953,550	$19,711	$(7,933)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F91 Sub-Account	FE3 Sub-Account	TFS Sub-Account

Income:
Dividend income	$9,774	$3,759	$67,302

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	14,235	(69,956)	(93,982)
Realized gain distributions	1,360	13,004	52,764

Net realized gains (losses)	15,595	(56,952)	(41,218)

Net change in unrealized appreciation/ (depreciation)	(67,332)	85,441	204,506

Net realized and change in unrealized gains (losses)	(51,737)	28,489	163,288

Increase (decrease) in net assets from operations	$(41,963)	$32,248	$230,590

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	T20 Sub-Account	TSF Sub-Account	F56 Sub-Account

Income:
Dividend income	$7,489	$109,831	$872

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(14,303)	101,678	(368)
Realized gain distributions	6,708	183,204	1,677

Net realized gains (losses)	(7,595)	284,882	1,309

Net change in unrealized appreciation/ (depreciation)	26,050	54,343	1,888

Net realized and change in unrealized gains (losses)	18,455	339,225	3,197

Increase (decrease) in net assets from operations	$25,944	$449,056	$4,069

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FSS Sub-Account	FSC Sub-Account	FRE Sub-Account

Income:
Dividend income	$3,444	$—	$2,245

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,314)	(485,246)	17,229
Realized gain distributions	12,453.00	199.00	—

Net realized gains (losses)	5,139	(485,047)	17,229

Net change in unrealized appreciation/ (depreciation)	4,535	467,963	(16,403)

Net realized and change in unrealized gains (losses)	9,674	(17,084)	826

Increase (decrease) in net assets from operations	$13,118	$(17,084)	$3,071

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	G31 Sub-Account	V15 Sub-Account	VCP Sub-Account

Income:
Dividend income	$1,142	$—	$13,093

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,306	14,840	3,269
Realized gain distributions	3,081	294,227	65,329

Net realized gains (losses)	11,387	309,067	68,598

Net change in unrealized appreciation/ (depreciation)	(4,296)	(235,608)	61,855

Net realized and change in unrealized gains (losses)	7,091	73,459	130,453

Increase (decrease) in net assets from operations	$8,233	$73,459	$143,546

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A39 Sub-Account	IB1 Sub-Account	A21 Sub-Account

Income:
Dividend income	$740	$17,299	$21,122

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,533	(236,841)	84,953
Realized gain distributions	6,633	142,962	—

Net realized gains (losses)	16,166	(93,879)	84,953

Net change in unrealized appreciation/ (depreciation)	(6,934)	313,325	(107,939)

Net realized and change in unrealized gains (losses)	9,232	219,446	(22,986)

Increase (decrease) in net assets from operations	$9,972	$236,745	$(1,864)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A22 Sub-Account	I84 Sub-Account	I76 Sub-Account

Income:
Dividend income	$133	$—	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(26,099)	352	(27)
Realized gain distributions	11,379	6,139	2,260

Net realized gains (losses)	(14,720)	6,491	2,233

Net change in unrealized appreciation/ (depreciation)	43,794	(5,929)	1,411

Net realized and change in unrealized gains (losses)	29,074	562	3,644

Increase (decrease) in net assets from operations	$29,207	$562	$3,644

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MVP Sub-Account	JM7 Sub-Account	J43 Sub-Account

Income:
Dividend income	$1,163	$278,405	$3,505

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	39,234	(13,112)	83,261
Realized gain distributions	14,736	—	54,777

Net realized gains (losses)	53,970	(13,112)	138,038

Net change in unrealized appreciation/ (depreciation)	13,298	(45,333)	(18,131)

Net realized and change in unrealized gains (losses)	67,268	(58,445)	119,907

Increase (decrease) in net assets from operations	$68,431	$219,960	$123,412

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	J32 Sub-Account	LRI Sub-Account	L27 Sub-Account

Income:
Dividend income	$2,144	$72,243	$431

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,124	(701,840)	(7,032)
Realized gain distributions	7,609	—	—

Net realized gains (losses)	14,733	(701,840)	(7,032)

Net change in unrealized appreciation/ (depreciation)	7,244	1,679,142	3,329

Net realized and change in unrealized gains (losses)	21,977	977,302	(3,703)

Increase (decrease) in net assets from operations	$24,121	$1,049,545	$(3,272)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD8 Sub-Account	M07 Sub-Account	M35 Sub-Account

Income:
Dividend income	$7,463	$204,770	$128,903

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	109,883	12,646
Realized gain distributions	—	230,213	159,132

Net realized gains (losses)	—	340,096	171,778

Net change in unrealized appreciation/ (depreciation)	—	104,728	92,086

Net realized and change in unrealized gains (losses)	—	444,824	263,864

Increase (decrease) in net assets from operations	$7,463	$649,594	$392,767

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M31 Sub-Account	M80 Sub-Account	MF1 Sub-Account

Income:
Dividend income	$290	$—	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,280	36,668	46,654
Realized gain distributions	39,509	68,348	163,930

Net realized gains (losses)	46,789	105,016	210,584

Net change in unrealized appreciation/ (depreciation)	(31,529)	(88,129)	(111,205)

Net realized and change in unrealized gains (losses)	15,260	16,887	99,379

Increase (decrease) in net assets from operations	$15,550	$16,887	$99,379

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M41 Sub-Account	M42 Sub-Account	M06 Sub-Account

Income:
Dividend income	$—	$—	$118,765

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,557	(9,046)	(16,647)
Realized gain distributions	34,348	53,195	—

Net realized gains (losses)	37,905	44,149	(16,647)

Net change in unrealized appreciation/ (depreciation)	(19,377)	50,604	56,141

Net realized and change in unrealized gains (losses)	18,528	94,753	39,494

Increase (decrease) in net assets from operations	$18,528	$94,753	$158,259

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M33 Sub-Account	M44 Sub-Account	M40 Sub-Account

Income:
Dividend income	$810	$44,897	$1,176

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	576	(312,635)	(240)
Realized gain distributions	10,399	26,490	747

Net realized gains (losses)	10,975	(286,145)	507

Net change in unrealized appreciation/ (depreciation)	(3,128)	413,573	1,597

Net realized and change in unrealized gains (losses)	7,847	127,428	2,104

Increase (decrease) in net assets from operations	$8,657	$172,325	$3,280

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M83 Sub-Account	M08 Sub-Account	MB6 Sub-Account

Income:
Dividend income	$236,701	$23,285	$210

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(333,992)	(3,194)	1,957
Realized gain distributions	914,286	102,815	1,525

Net realized gains (losses)	580,294	99,621	3,482

Net change in unrealized appreciation/ (depreciation)	723,818	37,127	(2,591)

Net realized and change in unrealized gains (losses)	1,304,112	136,748	891

Increase (decrease) in net assets from operations	$1,540,813	$160,033	$1,101

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MB7 Sub-Account	MC0 Sub-Account	MA0 Sub-Account

Income:
Dividend income	$7,691	$264,032	$6,030

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	66,144	(2,131)	1,147
Realized gain distributions	63,712	11,218	274

Net realized gains (losses)	129,856	9,087	1,421

Net change in unrealized appreciation/ (depreciation)	(94,325)	100,222	1,823

Net realized and change in unrealized gains (losses)	35,531	109,309	3,244

Increase (decrease) in net assets from operations	$43,222	$373,341	$9,274

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC1 Sub-Account	MC3 Sub-Account	MC6 Sub-Account

Income:
Dividend income	$1,940	$7,548	$1,614

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,314	(25,533)	3,073
Realized gain distributions	33,085	—	13,614

Net realized gains (losses)	42,399	(25,533)	16,687

Net change in unrealized appreciation/ (depreciation)	(1,918)	122,675	(10,399)

Net realized and change in unrealized gains (losses)	40,481	97,142	6,288

Increase (decrease) in net assets from operations	$42,421	$104,690	$7,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC9 Sub-Account	M96 Sub-Account	MD2 Sub-Account

Income:
Dividend income	$7,256	$433,187	$1,900

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,305	(89,346)	(2)
Realized gain distributions	—	—	—

Net realized gains (losses)	13,305	(89,346)	(2)

Net change in unrealized appreciation/ (depreciation)	23,276	(220,805)	(1,895)

Net realized and change in unrealized gains (losses)	36,581	(310,151)	(1,897)

Increase (decrease) in net assets from operations	$43,837	$123,036	$3

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MA6 Sub-Account	MA3 Sub-Account	M97 Sub-Account

Income:
Dividend income	$45,448	$7,873	$33,924

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11,823)	(923)	(14,415)
Realized gain distributions	—	—	148,647

Net realized gains (losses)	(11,823)	(923)	134,232

Net change in unrealized appreciation/ (depreciation)	54,652	8,484	(87,012)

Net realized and change in unrealized gains (losses)	42,829	7,561	47,220

Increase (decrease) in net assets from operations	$88,277	$15,434	$81,144

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD5 Sub-Account	M98 Sub-Account	MIS Sub-Account

Income:
Dividend income	$18,089	$53,480	$167

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(26,899)	14,501	391
Realized gain distributions	104,302	90,291	3,226

Net realized gains (losses)	77,403	104,792	3,617

Net change in unrealized appreciation/ (depreciation)	(51,292)	(19,945)	(2,186)

Net realized and change in unrealized gains (losses)	26,111	84,847	1,431

Increase (decrease) in net assets from operations	$44,200	$138,327	$1,598

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MB3 Sub-Account	ME2 Sub-Account	MA7 Sub-Account

Income:
Dividend income	$1,837	$17,936	$7,874

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,104	(17,347)	(52)
Realized gain distributions	55,589	—	—

Net realized gains (losses)	62,693	(17,347)	(52)

Net change in unrealized appreciation/ (depreciation)	(37,361)	(54,583)	13,349

Net realized and change in unrealized gains (losses)	25,332	(71,930)	13,297

Increase (decrease) in net assets from operations	$27,169	$(53,994)	$21,171

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MB8 Sub-Account	MF6 Sub-Account	MF2 Sub-Account

Income:
Dividend income	$21,153	$230,604	$208,986

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(202,858)	9,766	7,845
Realized gain distributions	179,937	157,851	—

Net realized gains (losses)	(22,921)	167,617	7,845

Net change in unrealized appreciation/ (depreciation)	326,678	252,028	62,631

Net realized and change in unrealized gains (losses)	303,757	419,645	70,476

Increase (decrease) in net assets from operations	$324,910	$650,249	$279,462

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MG3 Sub-Account	VMG Sub-Account	NPP Sub-Account

Income:
Dividend income	$30,714	$—	$58

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(334,663)	(2,300)	68
Realized gain distributions	292,491	1,267	637

Net realized gains (losses)	(42,172)	(1,033)	705

Net change in unrealized appreciation/ (depreciation)	528,043	(5,407)	1,213

Net realized and change in unrealized gains (losses)	485,871	(6,440)	1,918

Increase (decrease) in net assets from operations	$516,585	$(6,440)	$1,976

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	NMC Sub-Account	NAR Sub-Account	NLM Sub-Account

Income:
Dividend income	$—	$266	$45

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(184)	119	(3,912)
Realized gain distributions	588	3,022	—

Net realized gains (losses)	404	3,141	(3,912)

Net change in unrealized appreciation/ (depreciation)	128	2,670	4,312

Net realized and change in unrealized gains (losses)	532	5,811	400

Increase (decrease) in net assets from operations	$532	$6,077	$445

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	O01 Sub-Account	OGS Sub-Account	OSC Sub-Account

Income:
Dividend income	$4,575	$14,356	$4,295

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	18,775	(46,177)	15,752
Realized gain distributions	115,925	90,998	31,843

Net realized gains (losses)	134,700	44,821	47,595

Net change in unrealized appreciation/ (depreciation)	(176,048)	(65,942)	92,545

Net realized and change in unrealized gains (losses)	(41,348)	(21,121)	140,140

Increase (decrease) in net assets from operations	$(36,773)	$(6,765)	$144,435

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	P10 Sub-Account	PK8 Sub-Account	P06 Sub-Account

Income:
Dividend income	$3,094	$46,877	$114,710

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(19,627)	(64,234)	(118,947)
Realized gain distributions	—	—	—

Net realized gains (losses)	(19,627)	(64,234)	(118,947)

Net change in unrealized appreciation/ (depreciation)	56,399	118,495	214,233

Net realized and change in unrealized gains (losses)	36,772	54,261	95,286

Increase (decrease) in net assets from operations	$39,866	$101,138	$209,996

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	P07 Sub-Account	SCP Sub-Account	R02 Sub-Account

Income:
Dividend income	$312,020	$47,371	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(217,139)	(291,649)	—
Realized gain distributions	—	468,289	—

Net realized gains (losses)	(217,139)	176,640	—

Net change in unrealized appreciation/ (depreciation)	338,915	257,570	2,342

Net realized and change in unrealized gains (losses)	121,776	434,210	2,342

Increase (decrease) in net assets from operations	$433,796	$481,581	$2,342

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	TBC Sub-Account	REI Sub-Account	RNA Sub-Account	W42 Sub-Account

Income:
Dividend income	$—	$124,026	$7	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	659,116	234,340	(22,082)	(133,453)
Realized gain distributions	—	533,363	861	19,308

Net realized gains (losses)	659,116	767,703	(21,221)	(114,145)

Net change in unrealized appreciation/ (depreciation)	(627,104)	34,901	5,945	91,767

Net realized and change in unrealized gains (losses)	32,012	802,604	(15,276)	(22,378)

Increase (decrease) in net assets from operations	$32,012	$926,630	$(15,269)	$(22,378)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A70 Sub-Account		A71 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$6,591	$6,494
Net realized gains (losses)	—	1,780	140,278	7,648
Net change in unrealized appreciation/ (depreciation)	—	(1,317)	(69,881)	(8,071)

Increase (decrease) in net assets from operations	—	463	76,988	6,071

Contract Owner Transactions:

Purchase payments received	—	—	270,896	136,459
Transfers between Sub-Accounts
(including the Fixed Account), net	—	(6,624)	(126,830)	33,706
Withdrawals, surrenders and contract charges	—	(1)	(110,212)	(1)
Cost of insurance charges	—	(75)	(17,099)	(21,523)

Net accumulation activity	—	(6,700)	16,755	148,641

Total increase (decrease) in net assets	—	(6,237)	93,743	154,712

Net assets at beginning of year	16	6,253	574,180	419,468

Net assets at end of year	$16	$16	$667,923	$574,180

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	AM2 Sub-Account		IVP Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$948	$12,082	$24,659
Net realized gains (losses)	19,805	53,505	(6,675)	21,619
Net change in unrealized appreciation/ (depreciation)	(122,471)	(72,426)	(11,669)	(46,252)

Increase (decrease) in net assets from operations	(102,666)	(17,973)	(6,262)	26

Contract Owner Transactions:

Purchase payments received	18,036	18,688	6,043	6,671
Transfers between Sub-Accounts
(including the Fixed Account), net	72,856	46,714	(5,940)	348,658
Withdrawals, surrenders and contract charges	(56,267)	(212,818)	(14,811)	(100,052)
Cost of insurance charges	(45,742)	(47,775)	(14,517)	(13,895)

Net accumulation activity	(11,117)	(195,191)	(29,225)	241,382

Total increase (decrease) in net assets	(113,783)	(213,164)	(35,487)	241,408

Net assets at beginning of year	1,554,468	1,767,632	955,227	713,819

Net assets at end of year	$1,440,685	$1,554,468	$919,740	$955,227

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A19 Sub-Account		ASM Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$871	$737
Net realized gains (losses)	(166,106)	178,949	4,679	12,731
Net change in unrealized appreciation/ (depreciation)	174,058	(202,094)	25,101	(18,637)

Increase (decrease) in net assets from operations	7,952	(23,145)	30,651	(5,169)

Contract Owner Transactions:

Purchase payments received	97	97	5,436	5,236
Transfers between Sub-Accounts
(including the Fixed Account), net	(616,807)	166,358	33,731	(6,337)
Withdrawals, surrenders and contract charges	(141,054)	(1)	—	(3,691)
Cost of insurance charges	(9,942)	(14,824)	(3,373)	(2,827)

Net accumulation activity	(767,706)	151,630	35,794	(7,619)

Total increase (decrease) in net assets	(759,754)	128,485	66,445	(12,788)

Net assets at beginning of year	928,531	800,046	87,222	100,010

Net assets at end of year	$168,777	$928,531	$153,667	$87,222

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A54 Sub-Account		A51 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	27,837	37,104	(125,948)	156,792
Net change in unrealized appreciation/ (depreciation)	(23,056)	(44,830)	163,208	(84,788)

Increase (decrease) in net assets from operations	4,781	(7,726)	37,260	72,004

Contract Owner Transactions:

Purchase payments received	—	297	9,701	20,899
Transfers between Sub-Accounts
(including the Fixed Account), net	51,994	9,322	10,043	(904,516)
Withdrawals, surrenders and contract charges	(130,614)	(58,945)	(172,200)	(20,781)
Cost of insurance charges	(774)	(2,448)	(13,643)	(22,280)

Net accumulation activity	(79,394)	(51,774)	(166,099)	(926,678)

Total increase (decrease) in net assets	(74,613)	(59,500)	(128,839)	(854,674)

Net assets at beginning of year	357,264	416,764	536,968	1,391,642

Net assets at end of year	$282,651	$357,264	$408,129	$536,968

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	308 Sub-Account		301 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$83,366	$17,633	$3,835	$3,545
Net realized gains (losses)	(9,780)	188,496	(134)	(70)
Net change in unrealized appreciation/ (depreciation)	72,650	(292,183)	1,713	(2,017)

Increase (decrease) in net assets from operations	146,236	(86,054)	5,414	1,458

Contract Owner Transactions:

Purchase payments received	18,163	40,766	1,055	231
Transfers between Sub-Accounts
(including the Fixed Account), net	36,501	(457,836)	33	—
Withdrawals, surrenders and contract charges	(81,778)	(315,760)	(506)	(123,243)
Cost of insurance charges	(13,278)	(26,297)	(2,615)	(3,592)

Net accumulation activity	(40,392)	(759,127)	(2,033)	(126,604)

Total increase (decrease) in net assets	105,844	(845,181)	3,381	(125,146)

Net assets at beginning of year	779,653	1,624,834	183,586	308,732

Net assets at end of year	$885,497	$779,653	$186,967	$183,586

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	304 Sub-Account		307 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$42,883	$6,228	$1,101	$1,767
Net realized gains (losses)	(25,264)	79,667	(2,893)	(67,369)
Net change in unrealized appreciation/ (depreciation)	(24,421)	(40,493)	8,773	(7,983)

Increase (decrease) in net assets from operations	(6,802)	45,402	6,981	(73,585)

Contract Owner Transactions:

Purchase payments received	22,836	24,965	20,468	24,604
Transfers between Sub-Accounts
(including the Fixed Account), net	(90,752)	508,733	(34,341)	80,347
Withdrawals, surrenders and contract charges	(290)	(190,024)	(22,715)	(2,524)
Cost of insurance charges	(15,426)	(18,980)	(3,381)	(7,811)

Net accumulation activity	(83,632)	324,694	(39,969)	94,616

Total increase (decrease) in net assets	(90,434)	370,096	(32,988)	21,031

Net assets at beginning of year	602,781	232,685	89,801	68,770

Net assets at end of year	$512,347	$602,781	$56,813	$89,801

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	306 Sub-Account		303 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$40,208	$—	$61,166	$4,410
Net realized gains (losses)	870	23,023	(8,311)	(10,260)
Net change in unrealized appreciation/ (depreciation)	(33,271)	(20,138)	6,954	(21,509)

Increase (decrease) in net assets from operations	7,807	2,885	59,809	(27,359)

Contract Owner Transactions:

Purchase payments received	17,536	17,144	8,490	8,053
Transfers between Sub-Accounts
(including the Fixed Account), net	5,126	87	(171,569)	296,311
Withdrawals, surrenders and contract charges	—	—	(30,335)	(38,121)
Cost of insurance charges	(6,775)	(6,785)	(11,476)	(16,407)

Net accumulation activity	15,887	10,446	(204,890)	249,836

Total increase (decrease) in net assets	23,694	13,331	(145,081)	222,477

Net assets at beginning of year	197,351	184,020	680,621	458,144

Net assets at end of year	$221,045	$197,351	$535,540	$680,621

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	302 Sub-Account		305 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$89,300	$4,159	$15,685	$15,878
Net realized gains (losses)	(8,133)	4,590	(657)	(29,919)
Net change in unrealized appreciation/ (depreciation)	5,779	(11,794)	25,982	(6,695)

Increase (decrease) in net assets from operations	86,946	(3,045)	41,010	(20,736)

Contract Owner Transactions:

Purchase payments received	2,211	2,166	447	—
Transfers between Sub-Accounts
(including the Fixed Account), net	394,259	401,538	—	—
Withdrawals, surrenders and contract charges	(78,138)	(123,610)	—	(237,102)
Cost of insurance charges	(23,174)	(4,569)	(3,712)	(5,680)

Net accumulation activity	295,158	275,525	(3,265)	(242,782)

Total increase (decrease) in net assets	382,104	272,480	37,745	(263,518)

Net assets at beginning of year	366,605	94,125	233,446	496,964

Net assets at end of year	$748,709	$366,605	$271,191	$233,446

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	300 Sub-Account		BLG Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,451,342	$272,591	$4,491	$3,211
Net realized gains (losses)	(1,013,293)	1,444,009	(843)	13,533
Net change in unrealized appreciation/ (depreciation)	48,488	(2,634,355)	10,385	(20,728)

Increase (decrease) in net assets from operations	486,537	(917,755)	14,033	(3,984)

Contract Owner Transactions:

Purchase payments received	27,445	94,909	72,575	81,318
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,812,600)	3,179,124	137	20,863
Withdrawals, surrenders and contract charges	(1,159,786)	(2,249,559)	(414)	(3,125)
Cost of insurance charges	(199,955)	(210,961)	(8,438)	(8,606)

Net accumulation activity	(3,144,896)	813,513	63,860	90,450

Total increase (decrease) in net assets	(2,658,359)	(104,242)	77,893	86,466

Net assets at beginning of year	15,657,509	15,761,751	274,893	188,427

Net assets at end of year	$12,999,150	$15,657,509	$352,786	$274,893

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MSV Sub-Account		C63 Sub-Account[4]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,057	$1,037	$—	$—
Net realized gains (losses)	11,522	22,287	(2)	31,668
Net change in unrealized appreciation/ (depreciation)	68,421	(32,197)	(1)	(23,597)

Increase (decrease) in net assets from operations	81,000	(8,873)	(3)	8,071

Contract Owner Transactions:

Purchase payments received	1,101	969	—	17,144
Transfers between Sub-Accounts
(including the Fixed Account), net	—	352,940	—	(225,541)
Withdrawals, surrenders and contract charges	(21,134)	—	—	—
Cost of insurance charges	(4,559)	(2,098)	—	(1,103)

Net accumulation activity	(24,592)	351,811	—	(209,500)

Total increase (decrease) in net assets	56,408	342,938	(3)	(201,429)

Net assets at beginning of year	365,608	22,670	3	201,432

Net assets at end of year	$422,016	$365,608	$—	$3

[4]	The activities for this Sub-Account are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C65 Sub-Account[5]		C58 Sub-Account[6]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$315	$114	$428	$—
Net realized gains (losses)	1,623	389	(18)	—
Net change in unrealized appreciation/ (depreciation)	(3,460)	(803)	(1,195)	—

Increase (decrease) in net assets from operations	(1,522)	(300)	(785)	—

Contract Owner Transactions:

Purchase payments received	6,014	6,208	—	—
Transfers between Sub-Accounts
(including the Fixed Account), net	(40,650)	—	40,650	—
Withdrawals, surrenders and contract charges	—	—	—	—
Cost of insurance charges	(297)	(1,090)	(750)	—

Net accumulation activity	(34,933)	5,118	39,900	—

Total increase (decrease) in net assets	(36,455)	4,818	39,115	—

Net assets at beginning of year	36,455	31,637	—	—

Net assets at end of year	$—	$36,455	$39,115	$—

[5]	The activities for this Sub-Account are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1 for details on merged Sub-Accounts.
[6]	The activities for this Sub-Account are for the period of April 29, 2016 to December 31, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	DRS Sub-Account		DSV Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$47,036	$68,268	$63,297	$63,180
Net realized gains (losses)	358,528	1,075,881	71,523	1,082,169
Net change in unrealized appreciation/ (depreciation)	(168,482)	(765,833)	1,332,628	(1,518,425)

Increase (decrease) in net assets from operations	237,082	378,316	1,467,448	(373,076)

Contract Owner Transactions:

Purchase payments received	111,391	356,685	16,497	253,096
Transfers between Sub-Accounts
(including the Fixed Account), net	(505,247)	(1,610,831)	(1,044,987)	(1,187,027)
Withdrawals, surrenders and contract charges	(870,810)	(975,060)	(1,227,396)	(723,638)
Cost of insurance charges	(63,349)	(84,023)	(81,761)	(121,228)

Net accumulation activity	(1,328,015)	(2,313,229)	(2,337,647)	(1,778,797)

Total increase (decrease) in net assets	(1,090,933)	(1,934,913)	(870,199)	(2,151,873)

Net assets at beginning of year	3,709,744	5,644,657	6,291,313	8,443,186

Net assets at end of year	$2,618,811	$3,709,744	$5,421,114	$6,291,313

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	D37 Sub-Account		001 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,825	$3,920	$666	$991
Net realized gains (losses)	116,510	109,840	3,527	3,504
Net change in unrealized appreciation/ (depreciation)	(40,743)	(35,984)	(6,829)	(9,410)

Increase (decrease) in net assets from operations	77,592	77,776	(2,636)	(4,915)

Contract Owner Transactions:

Purchase payments received	18,753	15,616	9,339	9,775
Transfers between Sub-Accounts
(including the Fixed Account), net	(36,479)	(13,505)	71	—
Withdrawals, surrenders and contract charges	(11,358)	(289,768)	(889)	—
Cost of insurance charges	(25,948)	(25,067)	(1,985)	(2,102)

Net accumulation activity	(55,032)	(312,724)	6,536	7,673

Total increase (decrease) in net assets	22,560	(234,948)	3,900	2,758

Net assets at beginning of year	725,714	960,662	63,345	60,587

Net assets at end of year	$748,274	$725,714	$67,245	$63,345

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	SSI Sub-Account		D55 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$8,764	$9,253	$17,339	$14,844
Net realized gains (losses)	72,172	77,787	288,863	355,167
Net change in unrealized appreciation/ (depreciation)	62,806	(124,373)	99,608	(444,853)

Increase (decrease) in net assets from operations	143,742	(37,333)	405,810	(74,842)

Contract Owner Transactions:

Purchase payments received	9,268	9,268	3,787	2,956
Transfers between Sub-Accounts
(including the Fixed Account), net	(12,823)	6,110	(102,995)	244,204
Withdrawals, surrenders and contract charges	(210,254)	(70,329)	(23,633)	(192,642)
Cost of insurance charges	(11,933)	(13,405)	(38,781)	(34,308)

Net accumulation activity	(225,742)	(68,356)	(161,622)	20,210

Total increase (decrease) in net assets	(82,000)	(105,689)	244,188	(54,632)

Net assets at beginning of year	783,270	888,959	2,013,632	2,068,264

Net assets at end of year	$701,270	$783,270	$2,257,820	$2,013,632

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	S61 Sub-Account		D18 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$5,062	$1,033	$4,999	$990
Net realized gains (losses)	36,980	41,044	19,399	249,792
Net change in unrealized appreciation/ (depreciation)	82,494	(75,622)	77,986	(252,050)

Increase (decrease) in net assets from operations	124,536	(33,545)	102,384	(1,268)

Contract Owner Transactions:

Purchase payments received	116,101	197,922	7,213	25,785
Transfers between Sub-Accounts
(including the Fixed Account), net	(223,515)	479,479	(584,962)	1,702,000
Withdrawals, surrenders and contract charges	—	(82,320)	(109,877)	(986,150)
Cost of insurance charges	(15,654)	(10,064)	(22,926)	(20,759)

Net accumulation activity	(123,068)	585,017	(710,552)	720,876

Total increase (decrease) in net assets	1,468	551,472	(608,168)	719,608

Net assets at beginning of year	880,128	328,656	1,419,245	699,637

Net assets at end of year	$881,596	$880,128	$811,077	$1,419,245

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	DTG Sub-Account		DSI Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$1,531,520	$770,929
Net realized gains (losses)	13,956	29,145	4,164,129	4,667,750
Net change in unrealized appreciation/ (depreciation)	2,171	(16,989)	2,983,306	(4,935,315)

Increase (decrease) in net assets from operations	16,127	12,156	8,678,955	503,364

Contract Owner Transactions:

Purchase payments received	63,715	74,655	913,237	1,166,475
Transfers between Sub-Accounts
(including the Fixed Account), net	—	21,669	4,765,960	38,316,570
Withdrawals, surrenders and contract charges	—	—	(5,991,782)	(5,768,538)
Cost of insurance charges	(5,912)	(5,589)	(1,007,031)	(736,096)

Net accumulation activity	57,803	90,735	(1,319,616)	32,978,411

Total increase (decrease) in net assets	73,930	102,891	7,359,339	33,481,775

Net assets at beginning of year	269,365	166,474	71,465,200	37,983,425

Net assets at end of year	$343,295	$269,365	$78,824,539	$71,465,200

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	DCA Sub-Account		DSC Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$41,758	$52,554	$—	$—
Net realized gains (losses)	391,317	491,220	21,099	5,583
Net change in unrealized appreciation/ (depreciation)	(239,282)	(606,790)	(1,484)	(8,670)

Increase (decrease) in net assets from operations	193,793	(63,016)	19,615	(3,087)

Contract Owner Transactions:

Purchase payments received	6,431	59,323	5,071	7,434
Transfers between Sub-Accounts
(including the Fixed Account), net	(14,280)	(522,884)	—	—
Withdrawals, surrenders and contract charges	(111,850)	(2,450)	(15,306)	—
Cost of insurance charges	(28,522)	(43,880)	(4,492)	(5,771)

Net accumulation activity	(148,221)	(509,891)	(14,727)	1,663

Total increase (decrease) in net assets	45,572	(572,907)	4,888	(1,424)

Net assets at beginning of year	2,544,968	3,117,875	131,524	132,948

Net assets at end of year	$2,590,540	$2,544,968	$136,412	$131,524

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	DGI Sub-Account		DQB Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$389	$311	$237	$266
Net realized gains (losses)	7,297	4,844	(52)	(53)
Net change in unrealized appreciation/ (depreciation)	(4,650)	(4,559)	(1)	(425)

Increase (decrease) in net assets from operations	3,036	596	184	(212)

Contract Owner Transactions:

Purchase payments received	3,540	4,273	2,316	2,264
Transfers between Sub-Accounts
(including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	(5,661)	(398)	—	(293)
Cost of insurance charges	(2,100)	(2,598)	(1,773)	(1,968)

Net accumulation activity	(4,221)	1,277	543	3

Total increase (decrease) in net assets	(1,185)	1,873	727	(209)

Net assets at beginning of year	36,537	34,664	13,212	13,421

Net assets at end of year	$35,352	$36,537	$13,939	$13,212

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FVI Sub-Account		FCN Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,446	$5,021	$49,697	$86,014
Net realized gains (losses)	5,206	42,039	921,277	1,699,958
Net change in unrealized appreciation/ (depreciation)	12,641	(35,280)	(428,175)	(1,761,214)

Increase (decrease) in net assets from operations	21,293	11,780	542,799	24,758

Contract Owner Transactions:

Purchase payments received	24,419	25,188	59,152	138,333
Transfers between Sub-Accounts
(including the Fixed Account), net	(38,440)	(487,603)	(880,014)	(1,760,845)
Withdrawals, surrenders and contract charges	(34,420)	(101,016)	(1,313,854)	(134,580)
Cost of insurance charges	(6,462)	(12,820)	(97,252)	(139,521)

Net accumulation activity	(54,903)	(576,251)	(2,231,968)	(1,896,613)

Total increase (decrease) in net assets	(33,610)	(564,471)	(1,689,169)	(1,871,855)

Net assets at beginning of year	297,836	862,307	8,007,978	9,879,833

Net assets at end of year	$264,226	$297,836	$6,318,809	$8,007,978

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F24 Sub-Account		FEI Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,947	$7,641	$171,272	$232,140
Net realized gains (losses)	143,626	396,353	449,589	1,030,115
Net change in unrealized appreciation/ (depreciation)	(112,592)	(388,691)	604,515	(1,534,309)

Increase (decrease) in net assets from operations	34,981	15,303	1,225,376	(272,054)

Contract Owner Transactions:

Purchase payments received	37,652	45,596	9,751	19,671
Transfers between Sub-Accounts
(including the Fixed Account), net	(289,863)	(354,298)	1,238	(718,959)
Withdrawals, surrenders and contract charges	(1,748)	(305,703)	(105,187)	(377)
Cost of insurance charges	(48,473)	(71,823)	(76,217)	(83,500)

Net accumulation activity	(302,432)	(686,228)	(170,415)	(783,165)

Total increase (decrease) in net assets	(267,451)	(670,925)	1,054,961	(1,055,219)

Net assets at beginning of year	924,471	1,595,396	6,919,692	7,974,911

Net assets at end of year	$657,020	$924,471	$7,974,653	$6,919,692

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FF1 Sub-Account		FF2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$8,044	$10,217	$23,973	$31,350
Net realized gains (losses)	(19,818)	26,701	31,186	134,912
Net change in unrealized appreciation/ (depreciation)	28,999	(29,106)	41,898	(109,450)

Increase (decrease) in net assets from operations	17,225	7,812	97,057	56,812

Contract Owner Transactions:

Purchase payments received	1,466	34,479	9,610	104,985
Transfers between Sub-Accounts
(including the Fixed Account), net	39,573	(216,183)	168,219	(562,415)
Withdrawals, surrenders and contract charges	(13,633)	(265,119)	(131,837)	(495,763)
Cost of insurance charges	(8,018)	(15,643)	(48,690)	(51,930)

Net accumulation activity	19,388	(462,466)	(2,698)	(1,005,123)

Total increase (decrease) in net assets	36,613	(454,654)	94,359	(948,311)

Net assets at beginning of year	537,961	992,615	1,636,049	2,584,360

Net assets at end of year	$574,574	$537,961	$1,730,408	$1,636,049

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FF3 Sub-Account		FVG Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$34,746	$22,560	$3,090	$4,194
Net realized gains (losses)	18,029	48,588	15,448	50,400
Net change in unrealized appreciation/ (depreciation)	118,132	(49,989)	8,700	(64,249)

Increase (decrease) in net assets from operations	170,907	21,159	27,238	(9,655)

Contract Owner Transactions:

Purchase payments received	14,675	45,795	3,561	8,184
Transfers between Sub-Accounts
(including the Fixed Account), net	1,149,292	522,104	(17,953)	(59,221)
Withdrawals, surrenders and contract charges	(107,797)	(306,929)	—	(63,027)
Cost of insurance charges	(45,336)	(27,662)	(5,750)	(7,007)

Net accumulation activity	1,010,834	233,308	(20,142)	(121,071)

Total increase (decrease) in net assets	1,181,741	254,467	7,096	(130,726)

Net assets at beginning of year	1,253,493	999,026	188,726	319,452

Net assets at end of year	$2,435,234	$1,253,493	$195,822	$188,726

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FGP Sub-Account		F99 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$4	$26	$—	$946
Net realized gains (losses)	1,287	7,984	600,643	96,478
Net change in unrealized appreciation/ (depreciation)	(1,189)	(5,328)	(596,702)	69,628

Increase (decrease) in net assets from operations	102	2,682	3,941	167,052

Contract Owner Transactions:

Purchase payments received	1,520	7,454	274,208	149,684
Transfers between Sub-Accounts
(including the Fixed Account), net	13	(53,247)	(437,796)	975,621
Withdrawals, surrenders and contract charges	—	(8,438)	(117,611)	(19,553)
Cost of insurance charges	(975)	(2,357)	(57,621)	(51,881)

Net accumulation activity	558	(56,588)	(338,820)	1,053,871

Total increase (decrease) in net assets	660	(53,906)	(334,879)	1,220,923

Net assets at beginning of year	10,040	63,946	2,934,174	1,713,251

Net assets at end of year	$10,700	$10,040	$2,599,295	$2,934,174

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FHI Sub-Account		FIP Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$16,744	$47,345	$141,385	$217,932
Net realized gains (losses)	(36,832)	(27,870)	114,809	(43,262)
Net change in unrealized appreciation/ (depreciation)	78,293	(50,262)	850,978	(301,374)

Increase (decrease) in net assets from operations	58,205	(30,787)	1,107,172	(126,704)

Contract Owner Transactions:

Purchase payments received	63,448	73,416	912	945
Transfers between Sub-Accounts
(including the Fixed Account), net	2,474	(30,580)	(1,613,682)	10,366,113
Withdrawals, surrenders and contract charges	(386,980)	(5,404)	(37)	(779,539)
Cost of insurance charges	(13,163)	(18,161)	(106,422)	(90,981)

Net accumulation activity	(334,221)	19,271	(1,719,229)	9,496,538

Total increase (decrease) in net assets	(276,016)	(11,516)	(612,057)	9,369,834

Net assets at beginning of year	603,101	614,617	9,384,946	15,112

Net assets at end of year	$327,085	$603,101	$8,772,889	$9,384,946

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FIG Sub-Account		FMC Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,082,330	$1,272,740	$39,350	$42,556
Net realized gains (losses)	(91,648)	(183,489)	206,619	1,105,945
Net change in unrealized appreciation/ (depreciation)	1,198,983	(1,508,363)	707,581	(1,256,066)

Increase (decrease) in net assets from operations	2,189,665	(419,112)	953,550	(107,565)

Contract Owner Transactions:

Purchase payments received	667,915	895,961	376,964	750,940
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,195,772)	27,548,759	(172,859)	117,901
Withdrawals, surrenders and contract charges	(2,974,345)	(3,190,884)	(887,061)	(574,301)
Cost of insurance charges	(511,824)	(464,207)	(147,589)	(152,136)

Net accumulation activity	(7,014,026)	24,789,629	(830,545)	142,404

Total increase (decrease) in net assets	(4,824,361)	24,370,517	123,005	34,839

Net assets at beginning of year	49,226,504	24,855,987	8,124,692	8,089,853

Net assets at end of year	$44,402,143	$49,226,504	$8,247,697	$8,124,692

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FM8 Sub-Account		FOF Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$19,711	$1,744	$2,269	$2,554
Net realized gains (losses)	—	—	(5,900)	21,021
Net change in unrealized appreciation/ (depreciation)	—	—	(4,302)	(8,060)

Increase (decrease) in net assets from operations	19,711	1,744	(7,933)	15,515

Contract Owner Transactions:

Purchase payments received	39,732	175,960	12,668	20,156
Transfers between Sub-Accounts
(including the Fixed Account), net	967,371	4,417,674	10,178	(3,008)
Withdrawals, surrenders and contract charges	(3,169,807)	(1,653,371)	(29,610)	(108,349)
Cost of insurance charges	(397,822)	(425,786)	(5,669)	(8,303)

Net accumulation activity	(2,560,526)	2,514,477	(12,433)	(99,504)

Total increase (decrease) in net assets	(2,540,815)	2,516,221	(20,366)	(83,989)

Net assets at beginning of year	20,881,240	18,365,019	179,153	263,142

Net assets at end of year	$18,340,425	$20,881,240	$158,787	$179,153

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F91 Sub-Account		FE3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$9,774	$9,882	$3,759	$5,382
Net realized gains (losses)	15,595	25,919	(56,952)	52,298
Net change in unrealized appreciation/ (depreciation)	(67,332)	(6,376)	85,441	(56,720)

Increase (decrease) in net assets from operations	(41,963)	29,425	32,248	960

Contract Owner Transactions:

Purchase payments received	25,281	25,716	193,755	267,623
Transfers between Sub-Accounts
(including the Fixed Account), net	24,835	23,863	(369,529)	113,018
Withdrawals, surrenders and contract charges	(22,072)	(32,320)	—	—
Cost of insurance charges	(34,593)	(37,628)	(12,212)	(13,542)

Net accumulation activity	(6,549)	(20,369)	(187,986)	367,099

Total increase (decrease) in net assets	(48,512)	9,056	(155,738)	368,059

Net assets at beginning of year	821,880	812,824	818,327	450,268

Net assets at end of year	$773,368	$821,880	$662,589	$818,327

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	TFS Sub-Account		T20 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$67,302	$114,256	$7,489	$13,025
Net realized gains (losses)	(41,218)	238,990	(7,595)	14,945
Net change in unrealized appreciation/ (depreciation)	204,506	(555,254)	26,050	(50,621)

Increase (decrease) in net assets from operations	230,590	(202,008)	25,944	(22,651)

Contract Owner Transactions:

Purchase payments received	221,030	316,049	1,354	30,888
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,102)	120,689	153,851	(26,712)
Withdrawals, surrenders and contract charges	(247,287)	(480,191)	(75,297)	(17,919)
Cost of insurance charges	(52,147)	(58,177)	(9,580)	(18,349)

Net accumulation activity	(80,506)	(101,630)	70,328	(32,092)

Total increase (decrease) in net assets	150,084	(303,638)	96,272	(54,743)

Net assets at beginning of year	3,120,001	3,423,639	325,337	380,080

Net assets at end of year	$3,270,085	$3,120,001	$421,609	$325,337

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	TSF Sub-Account		F56 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$109,831	$161,469	$872	$1,215
Net realized gains (losses)	284,882	19,432	1,309	(250)
Net change in unrealized appreciation/ (depreciation)	54,343	(536,000)	1,888	(3,998)

Increase (decrease) in net assets from operations	449,056	(355,099)	4,069	(3,033)

Contract Owner Transactions:

Purchase payments received	5,452	2,610	490	408
Transfers between Sub-Accounts
(including the Fixed Account), net	(483,944)	38,493	(87)	—
Withdrawals, surrenders and contract charges	(62,912)	(335)	—	—
Cost of insurance charges	(44,698)	(61,504)	(1,407)	(1,604)

Net accumulation activity	(586,102)	(20,736)	(1,004)	(1,196)

Total increase (decrease) in net assets	(137,046)	(375,835)	3,065	(4,229)

Net assets at beginning of year	5,282,204	5,658,039	43,432	47,661

Net assets at end of year	$5,145,158	$5,282,204	$46,497	$43,432

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FSS Sub-Account		FSC Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,444	$7,795	$—	$—
Net realized gains (losses)	5,139	27,868	(485,047)	386,185
Net change in unrealized appreciation/ (depreciation)	4,535	(43,878)	467,963	(436,480)

Increase (decrease) in net assets from operations	13,118	(8,215)	(17,084)	(50,295)

Contract Owner Transactions:

Purchase payments received	704	4,468	773	703
Transfers between Sub-Accounts
(including the Fixed Account), net	164	(3,052)	(1,423,189)	603,700
Withdrawals, surrenders and contract charges	(157,437)	(101,658)	—	(468,893)
Cost of insurance charges	(1,478)	(2,827)	(6,864)	(18,599)

Net accumulation activity	(158,047)	(103,069)	(1,429,280)	116,911

Total increase (decrease) in net assets	(144,929)	(111,284)	(1,446,364)	66,616

Net assets at beginning of year	145,341	256,625	1,448,744	1,382,128

Net assets at end of year	$412	$145,341	$2,380	$1,448,744

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FRE Sub-Account		G31 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$2,245	$6,189	$1,142	$1,330
Net realized gains (losses)	17,229	5,539	11,387	11,536
Net change in unrealized appreciation/ (depreciation)	(16,403)	(12,040)	(4,296)	(13,259)

Increase (decrease) in net assets from operations	3,071	(312)	8,233	(393)

Contract Owner Transactions:

Purchase payments received	—	—	6,144	9,303
Transfers between Sub-Accounts
(including the Fixed Account), net	27,528	46,618	(12)	—
Withdrawals, surrenders and contract charges	(66,807)	(138)	(7,185)	—
Cost of insurance charges	(2,818)	(2,492)	(11,378)	(11,351)

Net accumulation activity	(42,097)	43,988	(12,431)	(2,048)

Total increase (decrease) in net assets	(39,026)	43,676	(4,198)	(2,441)

Net assets at beginning of year	181,912	138,236	94,050	96,491

Net assets at end of year	$142,886	$181,912	$89,852	$94,050

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	V15 Sub-Account		VCP Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$13,093	$18,588
Net realized gains (losses)	309,067	28,052	68,598	(3,445)
Net change in unrealized appreciation/ (depreciation)	(235,608)	131,648	61,855	(85,797)

Increase (decrease) in net assets from operations	73,459	159,700	143,546	(70,654)

Contract Owner Transactions:

Purchase payments received	962	3,416	—	—
Transfers between Sub-Accounts
(including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	(15,665)	—	(105,071)	(107,623)
Cost of insurance charges	(30,171)	(30,407)	(6,981)	(7,331)

Net accumulation activity	(44,874)	(26,991)	(112,052)	(114,954)

Total increase (decrease) in net assets	28,585	132,709	31,494	(185,608)

Net assets at beginning of year	3,332,091	3,199,382	898,938	1,084,546

Net assets at end of year	$3,360,676	$3,332,091	$930,432	$898,938

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A39 Sub-Account		IB1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$740	$1,302	$17,299	$75,701
Net realized gains (losses)	16,166	14,281	(93,879)	493,982
Net change in unrealized appreciation/ (depreciation)	(6,934)	(22,079)	313,325	(641,323)

Increase (decrease) in net assets from operations	9,972	(6,496)	236,745	(71,640)

Contract Owner Transactions:

Purchase payments received	8,549	8,243	22,620	144,470
Transfers between Sub-Accounts
(including the Fixed Account), net	—	—	(162,782)	158,041
Withdrawals, surrenders and contract charges	(21,236)	(394)	(604,584)	(336,653)
Cost of insurance charges	(3,652)	(4,969)	(29,029)	(43,148)

Net accumulation activity	(16,339)	2,880	(773,775)	(77,290)

Total increase (decrease) in net assets	(6,367)	(3,616)	(537,030)	(148,930)

Net assets at beginning of year	108,452	112,068	2,325,867	2,474,797

Net assets at end of year	$102,085	$108,452	$1,788,837	$2,325,867

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A21 Sub-Account		A22 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$21,122	$31,737	$133	$1,586
Net realized gains (losses)	84,953	28,120	(14,720)	17,191
Net change in unrealized appreciation/ (depreciation)	(107,939)	(116,694)	43,794	(16,214)

Increase (decrease) in net assets from operations	(1,864)	(56,837)	29,207	2,563

Contract Owner Transactions:

Purchase payments received	2,042	1,287	56,058	93,815
Transfers between Sub-Accounts
(including the Fixed Account), net	(521,111)	230,952	(95,133)	(1,007,336)
Withdrawals, surrenders and contract charges	(32,618)	(50,765)	(1,366)	(662)
Cost of insurance charges	(19,481)	(24,350)	(12,354)	(23,638)

Net accumulation activity	(571,168)	157,124	(52,795)	(937,821)

Total increase (decrease) in net assets	(573,032)	100,287	(23,588)	(935,258)

Net assets at beginning of year	2,036,278	1,935,991	240,043	1,175,301

Net assets at end of year	$1,463,246	$2,036,278	$216,455	$240,043

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	I84 Sub-Account		I76 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	6,491	5,220	2,233	7,704
Net change in unrealized appreciation/ (depreciation)	(5,929)	(4,579)	1,411	(9,539)

Increase (decrease) in net assets from operations	562	641	3,644	(1,835)

Contract Owner Transactions:

Purchase payments received	4,083	2,574	1,729	835
Transfers between Sub-Accounts
(including the Fixed Account), net	—	—	—	2,992
Withdrawals, surrenders and contract charges	—	—	—	—
Cost of insurance charges	(1,609)	(1,736)	(909)	(777)

Net accumulation activity	2,474	838	820	3,050

Total increase (decrease) in net assets	3,036	1,479	4,464	1,215

Net assets at beginning of year	58,648	57,169	29,701	28,486

Net assets at end of year	$61,684	$58,648	$34,165	$29,701

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	AI6 Sub-Account[7]		MVP Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$1,163	$15,937
Net realized gains (losses)	—	12,498	53,970	(56,277)
Net change in unrealized appreciation/ (depreciation)	—	(17,734)	13,298	(25,226)

Increase (decrease) in net assets from operations	—	(5,236)	68,431	(65,566)

Contract Owner Transactions:

Purchase payments received	—	5,772	7,312	41,778
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(1,026,568)	(568,221)
Withdrawals, surrenders and contract charges	—	(50,960)	(348)	(127,350)
Cost of insurance charges	—	(867)	(11,936)	(37,920)

Net accumulation activity	—	(46,055)	(1,031,540)	(691,713)

Total increase (decrease) in net assets	—	(51,291)	(963,109)	(757,279)

Net assets at beginning of year	—	51,291	1,077,439	1,834,718

Net assets at end of year	$—	$—	$114,330	$1,077,439

[7]	Invesco V.I. Value Opportunities Fund Series I Sub-Account (AI6) was active but had zero balance at 12/31/16.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	JM7 Sub-Account		J43 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$278,405	$368,041	$3,505	$1,355
Net realized gains (losses)	(13,112)	(32,609)	138,038	122,034
Net change in unrealized appreciation/ (depreciation)	(45,333)	(396,749)	(18,131)	(172,691)

Increase (decrease) in net assets from operations	219,960	(61,317)	123,412	(49,302)

Contract Owner Transactions:

Purchase payments received	6,328	5,844	692	678
Transfers between Sub-Accounts (including the Fixed Account), net	1,259,076	9,584,185	(5,263)	(26,116)
Withdrawals, surrenders and contract charges	(34)	(552,623)	(187,875)	(470)
Cost of insurance charges	(143,660)	(110,634)	(21,089)	(23,571)

Net accumulation activity	1,121,710	8,926,772	(213,535)	(49,479)

Total increase (decrease) in net assets	1,341,670	8,865,455	(90,123)	(98,781)

Net assets at beginning of year	10,361,059	1,495,604	871,715	970,496

Net assets at end of year	$11,702,729	$10,361,059	$781,592	$871,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	J32 Sub-Account		LRI Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$2,144	$1,392	$72,243	$39,477
Net realized gains (losses)	14,733	11,963	(701,840)	(91,959)
Net change in unrealized appreciation/ (depreciation)	7,244	(15,527)	1,679,142	(588,009)

Increase (decrease) in net assets from operations	24,121	(2,172)	1,049,545	(640,491)

Contract Owner Transactions:

Purchase payments received	—	—	124,225	183,923
Transfers between Sub-Accounts (including the Fixed Account), net	6,171	87,804	(821,784)	3,174,875
Withdrawals, surrenders and contract charges	—	—	(217,396)	(446,703)
Cost of insurance charges	(1,535)	(1,246)	(56,569)	(37,170)

Net accumulation activity	4,636	86,558	(971,524)	2,874,925

Total increase (decrease) in net assets	28,757	84,386	78,021	2,234,434

Net assets at beginning of year	208,382	123,996	5,718,955	3,484,521

Net assets at end of year	$237,139	$208,382	$5,796,976	$5,718,955

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	L27 Sub-Account		MD8 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$431	$814	$7,463	$7
Net realized gains (losses)	(7,032)	7,126	—	3
Net change in unrealized appreciation/ (depreciation)	3,329	2,182	—	(3)

Increase (decrease) in net assets from operations	(3,272)	10,122	7,463	7

Contract Owner Transactions:

Purchase payments received	1,916	1,872	1,633,708	1,235,831
Transfers between Sub-Accounts (including the Fixed Account), net	(6,696)	(1,876)	10,005,884	(14,396,871)
Withdrawals, surrenders and contract charges	(44,579)	—	(1,449,561)	(630,843)
Cost of insurance charges	(1,937)	(2,633)	(2,941,078)	(2,852,395)

Net accumulation activity	(51,296)	(2,637)	7,248,953	(16,644,278)

Total increase (decrease) in net assets	(54,568)	7,485	7,256,416	(16,644,271)

Net assets at beginning of year	97,943	90,458	77,160,544	93,804,815

Net assets at end of year	$43,375	$97,943	$84,416,960	$77,160,544

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M07 Sub-Account		M35 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$204,770	$204,121	$128,903	$121,942
Net realized gains (losses)	340,096	404,582	171,778	212,613
Net change in unrealized appreciation/ (depreciation)	104,728	(637,496)	92,086	(371,453)

Increase (decrease) in net assets from operations	649,594	(28,793)	392,767	(36,898)

Contract Owner Transactions:

Purchase payments received	12,720	40,203	2,042	64,826
Transfers between Sub-Accounts (including the Fixed Account), net	(136,047)	551,311	126,816	(384,853)
Withdrawals, surrenders and contract charges	(1,248,859)	(370,627)	(185,799)	(64,371)
Cost of insurance charges	(102,004)	(113,138)	(145,177)	(148,659)

Net accumulation activity	(1,474,190)	107,749	(202,118)	(533,057)

Total increase (decrease) in net assets	(824,596)	78,956	190,649	(569,955)

Net assets at beginning of year	7,944,966	7,866,010	4,530,803	5,100,758

Net assets at end of year	$7,120,370	$7,944,966	$4,721,452	$4,530,803

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M31 Sub-Account		M80 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$290	$1,027	$—	$—
Net realized gains (losses)	46,789	41,344	105,016	55,141
Net change in unrealized appreciation/ (depreciation)	(31,529)	5,157	(88,129)	1,594

Increase (decrease) in net assets from operations	15,550	47,528	16,887	56,735

Contract Owner Transactions:

Purchase payments received	—	837	1,113	19,815
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	391,327	9,212
Withdrawals, surrenders and contract charges	(6,159)	(491)	(100,348)	—
Cost of insurance charges	(19,449)	(18,018)	(35,494)	(29,983)

Net accumulation activity	(25,608)	(17,672)	256,598	(956)

Total increase (decrease) in net assets	(10,058)	29,856	273,485	55,779

Net assets at beginning of year	666,107	636,251	833,410	777,631

Net assets at end of year	$656,049	$666,107	$1,106,895	$833,410

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF1 Sub-Account		M41 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	210,584	452,605	37,905	59,716
Net change in unrealized appreciation/ (depreciation)	(111,205)	(342,738)	(19,377)	(38,771)

Increase (decrease) in net assets from operations	99,379	109,867	18,528	20,945

Contract Owner Transactions:

Purchase payments received	5,885	15,359	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	150,926	(615,332)	—	(34,780)
Withdrawals, surrenders and contract charges	(241,423)	(426,025)	—	—
Cost of insurance charges	(30,273)	(55,685)	(17,648)	(18,305)

Net accumulation activity	(114,885)	(1,081,683)	(17,648)	(53,085)

Total increase (decrease) in net assets	(15,506)	(971,816)	880	(32,140)

Net assets at beginning of year	1,973,276	2,945,092	414,277	446,417

Net assets at end of year	$1,957,770	$1,973,276	$415,157	$414,277

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M42 Sub-Account		M06 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$118,765	$137,436
Net realized gains (losses)	44,149	30,506	(16,647)	7,058
Net change in unrealized appreciation/ (depreciation)	50,604	(52,366)	56,141	(151,837)

Increase (decrease) in net assets from operations	94,753	(21,860)	158,259	(7,343)

Contract Owner Transactions:

Purchase payments received	267	—	165,234	217,747
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(17,073)	317,582
Withdrawals, surrenders and contract charges	—	(13,882)	(941,207)	(696,457)
Cost of insurance charges	(26,213)	(29,160)	(197,629)	(240,872)

Net accumulation activity	(25,946)	(43,042)	(990,675)	(402,000)

Total increase (decrease) in net assets	68,807	(64,902)	(832,416)	(409,343)

Net assets at beginning of year	1,101,968	1,166,870	4,110,338	4,519,681

Net assets at end of year	$1,170,775	$1,101,968	$3,277,922	$4,110,338

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M33 Sub-Account		M44 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$810	$767	$44,897	$63,828
Net realized gains (losses)	10,975	17,383	(286,145)	62,527
Net change in unrealized appreciation/ (depreciation)	(3,128)	(16,178)	413,573	(342,091)

Increase (decrease) in net assets from operations	8,657	1,972	172,325	(215,736)

Contract Owner Transactions:

Purchase payments received	439	145	33,500	172,916
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1,802)	(241,905)	17,782
Withdrawals, surrenders and contract charges	—	(22,689)	(764,298)	(373,459)
Cost of insurance charges	(4,380)	(5,513)	(20,993)	(30,355)

Net accumulation activity	(3,941)	(29,859)	(993,696)	(213,116)

Total increase (decrease) in net assets	4,716	(27,887)	(821,371)	(428,852)

Net assets at beginning of year	101,542	129,429	1,264,632	1,693,484

Net assets at end of year	$106,258	$101,542	$443,261	$1,264,632

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M40 Sub-Account		M83 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,176	$1,327	$236,701	$333,891
Net realized gains (losses)	507	2,203	580,294	806,646
Net change in unrealized appreciation/ (depreciation)	1,597	(8,467)	723,818	(1,174,669)

Increase (decrease) in net assets from operations	3,280	(4,937)	1,540,813	(34,132)

Contract Owner Transactions:

Purchase payments received	1,113	1,113	11,710	69,851
Transfers between Sub-Accounts (including the Fixed Account), net	—	6,868	(518,835)	(1,045,456)
Withdrawals, surrenders and contract charges	—	—	(1,565,853)	(502,647)
Cost of insurance charges	(817)	(778)	(141,479)	(170,308)

Net accumulation activity	296	7,203	(2,214,457)	(1,648,560)

Total increase (decrease) in net assets	3,576	2,266	(673,644)	(1,682,692)

Net assets at beginning of year	28,776	26,510	12,042,194	13,724,886

Net assets at end of year	$32,352	$28,776	$11,368,550	$12,042,194

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$23,285	$25,847	$210	$336
Net realized gains (losses)	99,621	72,247	3,482	2,295
Net change in unrealized appreciation/ (depreciation)	37,127	(109,227)	(2,591)	(2,378)

Increase (decrease) in net assets from operations	160,033	(11,133)	1,101	253

Contract Owner Transactions:

Purchase payments received	4,083	2,574	—	837
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	—	—	(5,788)	(440)
Cost of insurance charges	(52,095)	(51,357)	(1,079)	(1,394)

Net accumulation activity	(48,012)	(48,783)	(6,867)	(997)

Total increase (decrease) in net assets	112,021	(59,916)	(5,766)	(744)

Net assets at beginning of year	1,189,137	1,249,053	20,802	21,546

Net assets at end of year	$1,301,158	$1,189,137	$15,036	$20,802

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$7,691	$8,266	$264,032	$241,075
Net realized gains (losses)	129,856	56,097	9,087	39,098
Net change in unrealized appreciation/ (depreciation)	(94,325)	(58,913)	100,222	(299,707)

Increase (decrease) in net assets from operations	43,222	5,450	373,341	(19,534)

Contract Owner Transactions:

Purchase payments received	—	—	169,969	163,789
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(36)	300
Withdrawals, surrenders and contract charges	(143,974)	—	(3,219)	(398)
Cost of insurance charges	(20,093)	(21,074)	(76,596)	(72,183)

Net accumulation activity	(164,067)	(21,074)	90,118	91,508

Total increase (decrease) in net assets	(120,845)	(15,624)	463,459	71,974

Net assets at beginning of year	604,193	619,817	5,933,830	5,861,856

Net assets at end of year	$483,348	$604,193	$6,397,289	$5,933,830

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MA0 Sub-Account		MC1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$6,030	$6,425	$1,940	$1,260
Net realized gains (losses)	1,421	5,265	42,399	39,369
Net change in unrealized appreciation/ (depreciation)	1,823	(12,603)	(1,918)	(42,007)

Increase (decrease) in net assets from operations	9,274	(913)	42,421	(1,378)

Contract Owner Transactions:

Purchase payments received	7,864	11,629	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	153	—	—
Withdrawals, surrenders and contract charges	(8,065)	—	—	—
Cost of insurance charges	(15,083)	(14,601)	(17,148)	(17,419)

Net accumulation activity	(15,284)	(2,819)	(17,148)	(17,419)

Total increase (decrease) in net assets	(6,010)	(3,732)	25,273	(18,797)

Net assets at beginning of year	158,965	162,697	395,402	414,199

Net assets at end of year	$152,955	$158,965	$420,675	$395,402

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC3 Sub-Account		MC6 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$7,548	$15,699	$1,614	$270
Net realized gains (losses)	(25,533)	(112,341)	16,687	1,712
Net change in unrealized appreciation/ (depreciation)	122,675	(118,148)	(10,399)	(2,360)

Increase (decrease) in net assets from operations	104,690	(214,790)	7,902	(378)

Contract Owner Transactions:

Purchase payments received	18,383	15,483	1,796	2,649
Transfers between Sub-Accounts (including the Fixed Account), net	29,063	106,441	253,170	—
Withdrawals, surrenders and contract charges	(6,261)	(187,847)	(6,958)	—
Cost of insurance charges	(22,881)	(27,915)	(4,269)	(2,433)

Net accumulation activity	18,304	(93,838)	243,739	216

Total increase (decrease) in net assets	122,994	(308,628)	251,641	(162)

Net assets at beginning of year	1,091,835	1,400,463	27,723	27,885

Net assets at end of year	$1,214,829	$1,091,835	$279,364	$27,723

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC9 Sub-Account		M96 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$7,256	$9,118	$433,187	$426,348
Net realized gains (losses)	13,305	14,519	(89,346)	(36,391)
Net change in unrealized appreciation/ (depreciation)	23,276	(32,464)	(220,805)	(318,668)

Increase (decrease) in net assets from operations	43,837	(8,827)	123,036	71,289

Contract Owner Transactions:

Purchase payments received	1,669	1,669	399,794	602,329
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	1,998,724	147,084
Withdrawals, surrenders and contract charges	—	—	(1,064,075)	(492,427)
Cost of insurance charges	(36,991)	(38,659)	(312,681)	(310,327)

Net accumulation activity	(35,322)	(36,990)	1,021,762	(53,341)

Total increase (decrease) in net assets	8,515	(45,817)	1,144,798	17,948

Net assets at beginning of year	866,426	912,243	15,207,903	15,189,955

Net assets at end of year	$874,941	$866,426	$16,352,701	$15,207,903

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,900	$7,208	$45,448	$306,488
Net realized gains (losses)	(2)	(8,753)	(11,823)	(574,291)
Net change in unrealized appreciation/ (depreciation)	(1,895)	2,522	54,652	112,257

Increase (decrease) in net assets from operations	3	977	88,277	(155,546)

Contract Owner Transactions:

Purchase payments received	—	—	53,851	103,159
Transfers between Sub-Accounts (including the Fixed Account), net	12,280	(202,646)	—	(3,963,242)
Withdrawals, surrenders and contract charges	—	—	(97,201)	(245,147)
Cost of insurance charges	(1,062)	(3,324)	(13,829)	(51,382)

Net accumulation activity	11,218	(205,970)	(57,179)	(4,156,612)

Total increase (decrease) in net assets	11,221	(204,993)	31,098	(4,312,158)

Net assets at beginning of year	64,912	269,905	632,079	4,944,237

Net assets at end of year	$76,133	$64,912	$663,177	$632,079

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MA3 Sub-Account		M97 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$7,873	$8,371	$33,924	$158,636
Net realized gains (losses)	(923)	(452)	134,232	(312,850)
Net change in unrealized appreciation/ (depreciation)	8,484	(13,228)	(87,012)	141,938

Increase (decrease) in net assets from operations	15,434	(5,309)	81,144	(12,276)

Contract Owner Transactions:

Purchase payments received	2,335	1,874	162,106	240,776
Transfers between Sub-Accounts (including the Fixed Account), net	—	1,232	(10,610)	(7,435,946)
Withdrawals, surrenders and contract charges	—	—	(173,618)	(178,850)
Cost of insurance charges	(4,585)	(4,605)	(39,967)	(98,953)

Net accumulation activity	(2,250)	(1,499)	(62,089)	(7,472,973)

Total increase (decrease) in net assets	13,184	(6,808)	19,055	(7,485,249)

Net assets at beginning of year	114,171	120,979	2,787,501	10,272,750

Net assets at end of year	$127,355	$114,171	$2,806,556	$2,787,501

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD5 Sub-Account		M98 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$18,089	$28,559	$53,480	$185,027
Net realized gains (losses)	77,403	(14,134)	104,792	1,035,510
Net change in unrealized appreciation/ (depreciation)	(51,292)	25,057	(19,945)	(640,994)

Increase (decrease) in net assets from operations	44,200	39,482	138,327	579,543

Contract Owner Transactions:

Purchase payments received	2,042	1,287	23,293	47,965
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	524,512	(6,048,171)
Withdrawals, surrenders and contract charges	—	(453,113)	(333,265)	(195,189)
Cost of insurance charges	(82,966)	(89,188)	(59,420)	(105,228)

Net accumulation activity	(80,924)	(541,014)	155,120	(6,300,623)

Total increase (decrease) in net assets	(36,724)	(501,532)	293,447	(5,721,080)

Net assets at beginning of year	2,052,577	2,554,109	3,794,414	9,515,494

Net assets at end of year	$2,015,853	$2,052,577	$4,087,861	$3,794,414

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MIS Sub-Account		MB3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$167	$129	$1,837	$2,258
Net realized gains (losses)	3,617	1,923	62,693	36,363
Net change in unrealized appreciation/ (depreciation)	(2,186)	(2,054)	(37,361)	(40,057)

Increase (decrease) in net assets from operations	1,598	(2)	27,169	(1,436)

Contract Owner Transactions:

Purchase payments received	2,367	2,157	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	—	—	—	—
Cost of insurance charges	(1,005)	(980)	(20,599)	(20,601)

Net accumulation activity	1,362	1,177	(20,599)	(20,601)

Total increase (decrease) in net assets	2,960	1,175	6,570	(22,037)

Net assets at beginning of year	26,383	25,208	471,524	493,561

Net assets at end of year	$29,343	$26,383	$478,094	$471,524

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	ME2 Sub-Account		MA7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$17,936	$42,037	$7,874	$15,574
Net realized gains (losses)	(17,347)	74,550	(52)	(662)
Net change in unrealized appreciation/ (depreciation)	(54,583)	(140,733)	13,349	(20,514)

Increase (decrease) in net assets from operations	(53,994)	(24,146)	21,171	(5,602)

Contract Owner Transactions:

Purchase payments received	19,818	23,108	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	123,552	85,074	—	—
Withdrawals, surrenders and contract charges	(755,933)	(475,247)	—	—
Cost of insurance charges	(22,903)	(39,644)	(11,978)	(11,934)

Net accumulation activity	(635,466)	(406,709)	(11,978)	(11,934)

Total increase (decrease) in net assets	(689,460)	(430,855)	9,193	(17,536)

Net assets at beginning of year	1,763,612	2,194,467	267,804	285,340

Net assets at end of year	$1,074,152	$1,763,612	$276,997	$267,804

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MB8 Sub-Account		MF6 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$21,153	$13,270	$230,604	$338,265
Net realized gains (losses)	(22,921)	351,225	167,617	(119,349)
Net change in unrealized appreciation/ (depreciation)	326,678	(482,062)	252,028	(185,371)

Increase (decrease) in net assets from operations	324,910	(117,567)	650,249	33,545

Contract Owner Transactions:

Purchase payments received	—	45,931	30,154	78,840
Transfers between Sub-Accounts (including the Fixed Account), net	(16,550)	692,516	(443,468)	9,346
Withdrawals, surrenders and contract charges	(212,824)	(154,619)	(139,346)	(264,328)
Cost of insurance charges	(22,500)	(30,908)	(104,072)	(112,612)

Net accumulation activity	(251,874)	552,920	(656,732)	(288,754)

Total increase (decrease) in net assets	73,036	435,353	(6,483)	(255,209)

Net assets at beginning of year	1,965,711	1,530,358	8,235,900	8,491,109

Net assets at end of year	$2,038,747	$1,965,711	$8,229,417	$8,235,900

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF2 Sub-Account		MG3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$208,986	$228,611	$30,714	$40,548
Net realized gains (losses)	7,845	(1,053)	(42,172)	590,867
Net change in unrealized appreciation/ (depreciation)	62,631	(114,704)	528,043	(719,145)

Increase (decrease) in net assets from operations	279,462	112,854	516,585	(87,730)

Contract Owner Transactions:

Purchase payments received	170,690	365,717	307,976	190,839
Transfers between Sub-Accounts (including the Fixed Account), net	766,587	(5,631,740)	(543,475)	189,232
Withdrawals, surrenders and contract charges	(1,673,050)	(946,110)	(590,314)	(696,378)
Cost of insurance charges	(171,035)	(224,396)	(83,877)	(97,802)

Net accumulation activity	(906,808)	(6,436,529)	(909,690)	(414,109)

Total increase (decrease) in net assets	(627,346)	(6,323,675)	(393,105)	(501,839)

Net assets at beginning of year	16,088,359	22,412,034	3,743,432	4,245,271

Net assets at end of year	$15,461,013	$16,088,359	$3,350,327	$3,743,432

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	VMG Sub-Account		NPP Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$58	$62
Net realized gains (losses)	(1,033)	(94,741)	705	21,228
Net change in unrealized appreciation/ (depreciation)	(5,407)	9,950	1,213	(21,743)

Increase (decrease) in net assets from operations	(6,440)	(84,791)	1,976	(453)

Contract Owner Transactions:

Purchase payments received	631	23,521	1,467	1,564
Transfers between Sub-Accounts (including the Fixed Account), net	(136,657)	(1,913,443)	—	(53,647)
Withdrawals, surrenders and contract charges	—	(276,901)	(2,056)	—
Cost of insurance charges	(883)	(17,561)	(545)	(781)

Net accumulation activity	(136,909)	(2,184,384)	(1,134)	(52,864)

Total increase (decrease) in net assets	(143,349)	(2,269,175)	842	(53,317)

Net assets at beginning of year	173,069	2,442,244	7,621	60,938

Net assets at end of year	$29,720	$173,069	$8,463	$7,621

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	NMC Sub-Account		NAR Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$266	$328
Net realized gains (losses)	404	1,062	3,141	2,414
Net change in unrealized appreciation/ (depreciation)	128	(955)	2,670	(6,165)

Increase (decrease) in net assets from operations	532	107	6,077	(3,423)

Contract Owner Transactions:

Purchase payments received	1,681	1,638	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	(3,822)
Withdrawals, surrenders and contract charges	—	(493)	—	—
Cost of insurance charges	(690)	(952)	(957)	(1,067)

Net accumulation activity	991	193	(957)	(4,889)

Total increase (decrease) in net assets	1,523	300	5,120	(8,312)

Net assets at beginning of year	11,696	11,396	38,196	46,508

Net assets at end of year	$13,219	$11,696	$43,316	$38,196

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	NLM Sub-Account		O01 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$45	$9,575	$4,575	$1,235
Net realized gains (losses)	(3,912)	(25,175)	134,700	358,957
Net change in unrealized appreciation/ (depreciation)	4,312	16,798	(176,048)	(308,185)

Increase (decrease) in net assets from operations	445	1,198	(36,773)	52,007

Contract Owner Transactions:

Purchase payments received	737	711	14,062	12,873
Transfers between Sub-Accounts (including the Fixed Account), net	(425,229)	2,314	(315,644)	104,414
Withdrawals, surrenders and contract charges	—	(223)	(34,327)	(272,578)
Cost of insurance charges	(274)	(9,858)	(19,908)	(23,281)

Net accumulation activity	(424,766)	(7,056)	(355,817)	(178,572)

Total increase (decrease) in net assets	(424,321)	(5,858)	(392,590)	(126,565)

Net assets at beginning of year	428,174	434,032	1,363,393	1,489,958

Net assets at end of year	$3,853	$428,174	$970,803	$1,363,393

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	OGS Sub-Account		OSC Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$14,356	$22,047	$4,295	$10,886
Net realized gains (losses)	44,821	141,826	47,595	185,887
Net change in unrealized appreciation/ (depreciation)	(65,942)	(162,683)	92,545	(272,210)

Increase (decrease) in net assets from operations	(6,765)	1,190	144,435	(75,437)

Contract Owner Transactions:

Purchase payments received	228,796	180,744	485	—
Transfers between Sub-Accounts (including the Fixed Account), net	(291,176)	818,699	277,907	95,061
Withdrawals, surrenders and contract charges	(45,243)	(68,707)	(657,435)	—
Cost of insurance charges	(55,164)	(57,339)	(19,103)	(28,538)

Net accumulation activity	(162,787)	873,397	(398,146)	66,523

Total increase (decrease) in net assets	(169,552)	874,587	(253,711)	(8,914)

Net assets at beginning of year	1,633,344	758,757	1,203,714	1,212,628

Net assets at end of year	$1,463,792	$1,633,344	$950,003	$1,203,714

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,094	$11,855	$46,877	$56,360
Net realized gains (losses)	(19,627)	(14,513)	(64,234)	(31,742)
Net change in unrealized appreciation/ (depreciation)	56,399	(72,001)	118,495	(46,628)

Increase (decrease) in net assets from operations	39,866	(74,659)	101,138	(22,010)

Contract Owner Transactions:

Purchase payments received	34,549	73,592	48,427	138,607
Transfers between Sub-Accounts (including the Fixed Account), net	(14,171)	26,448	153,595	29,206
Withdrawals, surrenders and contract charges	(330)	(3,238)	(362,422)	(98,156)
Cost of insurance charges	(9,056)	(9,269)	(17,095)	(22,206)

Net accumulation activity	10,992	87,533	(177,495)	47,451

Total increase (decrease) in net assets	50,858	12,874	(76,357)	25,441

Net assets at beginning of year	248,697	235,823	977,188	951,747

Net assets at end of year	$299,555	$248,697	$900,831	$977,188

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P06 Sub-Account		P07 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$114,710	$188,733	$312,020	$888,003
Net realized gains (losses)	(118,947)	(1,160,853)	(217,139)	352,918
Net change in unrealized appreciation/ (depreciation)	214,233	1,079,686	338,915	(925,028)

Increase (decrease) in net assets from operations	209,996	107,566	433,796	315,893

Contract Owner Transactions:

Purchase payments received	222,073	324,340	626,636	501,159
Transfers between Sub-Accounts (including the Fixed Account), net	1,583,038	(12,173,711)	(1,561,602)	(11,236,110)
Withdrawals, surrenders and contract charges	(1,088,797)	(489,605)	(796,542)	(1,995,995)
Cost of insurance charges	(124,824)	(155,607)	(351,575)	(425,769)

Net accumulation activity	591,490	(12,494,583)	(2,083,083)	(13,156,715)

Total increase (decrease) in net assets	801,486	(12,387,017)	(1,649,287)	(12,840,822)

Net assets at beginning of year	4,356,414	16,743,431	15,595,271	28,436,093

Net assets at end of year	$5,157,900	$4,356,414	$13,945,984	$15,595,271

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	SCP Sub-Account		R02 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$47,371	$19,446	$—	$—
Net realized gains (losses)	176,640	456,253	—	331
Net change in unrealized appreciation/ (depreciation)	257,570	(840,334)	2,342	(440)

Increase (decrease) in net assets from operations	481,581	(364,635)	2,342	(109)

Contract Owner Transactions:

Purchase payments received	258,323	414,589	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	14,877	(1,669,149)	—	—
Withdrawals, surrenders and contract charges	(245,723)	(198,146)	—	(392)
Cost of insurance charges	(52,088)	(77,441)	—	—

Net accumulation activity	(24,611)	(1,530,147)	—	(392)

Total increase (decrease) in net assets	456,970	(1,894,782)	2,342	(501)

Net assets at beginning of year	2,438,723	4,333,505	14,897	15,398

Net assets at end of year	$2,895,693	$2,438,723	$17,239	$14,897

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	TBC Sub-Account		REI Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$124,026	$344,823
Net realized gains (losses)	659,116	5,668,966	767,703	1,061,186
Net change in unrealized appreciation/ (depreciation)	(627,104)	(2,754,841)	34,901	(2,739,260)

Increase (decrease) in net assets from operations	32,012	2,914,125	926,630	(1,333,251)

Contract Owner Transactions:

Purchase payments received	490,894	676,169	378,151	541,552
Transfers between Sub-Accounts (including the Fixed Account), net	(1,842,000)	(10,483,178)	(1,537,539)	(14,067,517)
Withdrawals, surrenders and contract charges	(1,412,867)	(622,178)	(167,369)	(1,060,337)
Cost of insurance charges	(211,685)	(311,944)	(142,274)	(271,361)

Net accumulation activity	(2,975,658)	(10,741,131)	(1,469,031)	(14,857,663)

Total increase (decrease) in net assets	(2,943,646)	(7,827,006)	(542,401)	(16,190,914)

Net assets at beginning of year	18,622,792	26,449,798	6,287,746	22,478,660

Net assets at end of year	$15,679,146	$18,622,792	$5,745,345	$6,287,746

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	RNA Sub-Account		W42 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$7	$—	$—	$—
Net realized gains (losses)	(21,221)	1,049,465	(114,145)	94,764
Net change in unrealized appreciation/ (depreciation)	5,945	(409,567)	91,767	(95,789)

Increase (decrease) in net assets from operations	(15,269)	639,898	(22,378)	(1,025)

Contract Owner Transactions:

Purchase payments received	1,048	887	42,077	100,157
Transfers between Sub-Accounts (including the Fixed Account), net	(60,001)	(8,074,691)	(556,491)	58,325
Withdrawals, surrenders and contract charges	(95,512)	—	(3,653)	(139,054)
Cost of insurance charges	(1,983)	(25,326)	(4,486)	(10,220)

Net accumulation activity	(156,448)	(8,099,130)	(522,553)	9,208

Total increase (decrease) in net assets	(171,717)	(7,459,232)	(544,931)	8,183

Net assets at beginning of year	189,169	7,648,401	579,595	571,412

Net assets at end of year	$17,452	$189,169	$34,664	$579,595

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account G (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

There are three universal life insurance products in the Variable Account as follows: Corporate VUL, FuturitySM Corporate VUL, and Large Case VUL. The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
MD8	MFS VIT II Money Market Portfolio Initial Class	April 29, 2016

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
C65	C58	April 29, 2016
C63	C89	April 29, 2016

Columbia Variable Portfolio-Loomis Sayles Growth Fund Class 1 Sub-Account (“C89”) had a zero balance as of December 31, 2016 and therefore does not appear on the Statements of Assets and Liabilities.

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

Sub-Account	Effective Date
C58	April 29, 2016
M44, M40, M08, M42	August 11, 2014
M07, M35	August 16, 2013
V15, I84	April 30, 2012
M41, M80, M31	August 20, 2012
M31, M83, MF1, M06, MA6	December 10, 2012

There were no Sub-Accounts held by the contract owners of the Variable Account with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2016. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account.” The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfers between Sub-Accounts (including the Fixed Account) line on the Statement of Changes in Net Assets.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2016 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor will be held harmless by its former parent for any such liability. The Sponsor believes that the possibility of a tax liability for the tax years prior to August 1, 2013 is remote. Additionally, the Sponsor does not believe it has any uncertain tax provisions for its stand-alone federal and state income tax returns that would be material to its financial statements. Therefore, the Sponsor did not record a liability for uncertain tax provisions at December 31, 2016.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2016 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2016, the net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2016. There were no transfers between levels during the year ended December 31, 2016.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

4. RELATED PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor and are shown within the Statements of Changes in Net Assets under “Cost of insurance charges” line item. As of December 31, 2016, the deduction is at an effective annual rate based on assets as follows:

	Years 1 - 10	Years 11 - 20	Years 21+
FuturitySM Corporate VUL	0.40%	0.25%	0.20%
Corporate VUL	0.60%	0.20%	0.10%
Large Case VUL	< 0.50%	< 0.10%	< 0.10%

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load. The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%. The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium. For the Large Case VUL product, these expense charges consist of only the premium expense load. The premium expense load is 7.50% of the premium up to target premium and 2.50% of the premium in excess of the target premium.

Administration charges

At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter. For the Large Case VUL products, the monthly charge is $5.00 per policy for each policy month. These charges are reported in the Statement of Changes in Net Assets as part of “Withdrawals, surrenders and contract charges”.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 or 2001 Commissioners Standard Ordinary Mortality Tables, depending on the policy investment start date. These charges are reflected in the Statement of Changes in Net Assets under the “Cost of insurance charges” line item.

Other Contract Charges

The Large Case VUL products also charges a deferred expense load applied to the premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

	Purchases	Sales
A71	$332,482	$260,193
AM2	101,479	112,596
IVP	209,192	226,335
A19	361,366	949,410
ASM	58,027	13,179
A54	92,797	172,191
A51	625,941	748,037
308	210,059	167,085
301	4,898	3,096
304	131,020	171,769
307	23,455	62,323
306	68,547	12,452
303	167,731	311,455
302	552,566	168,108
305	16,127	3,707
300	3,201,236	4,894,790
BLG	75,002	6,651
MSV	12,939	25,657
C63	3	3
C65	6,325	40,943
C58	41,077	749
DRS	649,919	1,705,442
DSV	1,569,883	3,260,972
D37	366,018	318,143
001	13,360	2,863
SSI	96,854	252,981
D55	275,242	261,638
S61	281,630	310,347
D18	548,145	1,220,512
DTG	76,729	5,878
DSI	25,655,421	22,722,570
DCA	432,410	163,572
DSC	15,349	19,794
DGI	7,396	7,759
DQB	2,553	1,773
FVI	40,966	85,351
FCN	1,015,084	2,571,415

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
F24	$155,521	$392,144
FEI	683,760	228,445
FF1	445,999	403,915
FF2	552,797	480,849
FF3	1,514,618	421,741
FVG	17,835	23,572
FGP	2,451	973
F99	584,667	662,610
FHI	156,965	474,442
FIP	153,764	1,721,797
FIG	11,573,637	17,483,506
FMC	2,833,310	3,134,466
FM8	26,859,821	29,400,636
FOF	36,519	46,414
F91	65,892	61,307
FE3	211,900	383,123
TFS	507,249	467,689
T20	169,286	84,761
TSF	323,801	616,868
F56	2,923	1,378
FSS	16,762	158,912
FSC	966	1,430,047
FRE	56,388	96,240
G31	10,364	18,572
V15	295,103	45,750
VCP	78,423	112,053
A39	15,911	24,877
IB1	755,306	1,368,820
A21	496,784	1,046,830
A22	118,945	160,228
I84	10,217	1,604
I76	3,908	828
MVP	263,395	1,279,036
JM7	1,900,152	500,037
J43	63,471	218,724
J32	26,541	12,152
LRI	1,269,189	2,168,470
L27	3,964	54,829

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M07	$1,790,978	$2,830,185
M35	466,386	380,469
M31	39,798	25,607
M80	460,758	135,812
MF1	335,638	286,593
M41	34,348	17,648
M42	53,409	26,160
M06	382,434	1,254,344
M33	11,594	4,326
M44	279,412	1,201,721
M40	3,034	815
M83	4,040,642	5,104,112
M08	130,162	52,074
MB4	1,735	6,867
MB7	71,403	164,067
MC0	435,905	70,537
MA0	14,165	23,145
MC1	35,025	17,148
MC3	224,219	198,367
MC6	270,176	11,209
MC9	8,886	36,952
M96	3,630,043	2,175,094
MD2	17,968	4,850
MA6	99,077	110,808
MA3	10,205	4,582
M97	359,108	238,626
MD5	124,397	82,930
M98	902,797	603,906
MIS	5,759	1,004
MB3	57,427	20,600
MD8	16,899,787	9,643,371
ME2	294,606	912,136
MA7	7,873	11,977
MB8	435,034	485,818
MF6	706,291	974,568
MF2	1,310,503	2,008,325
MG3	975,972	1,562,457
VMG	5,791	141,433
NPP	2,162	2,601
NMC	2,269	690
NAR	3,289	958

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
NLM	$781	$425,502
O01	231,123	466,440
OGS	421,670	479,103
OSC	66,431	428,439
P10	43,384	29,298
PK8	269,731	400,349
P06	2,401,633	1,695,433
P07	3,462,858	5,233,921
SCP	933,813	442,764
TBC	2,355,057	5,330,715
REI	1,117,313	1,928,955
RNA	4,636	160,216
W42	371,337	874,582

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2016 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)

A71	18,061	(16,944)	1,117
AM2	1,186	(1,331)	(145)
IVP	646	(3,772)	(3,126)
A19	3	(22,512)	(22,509)
ASM	2,342	(202)	2,140
A54	2,541	(6,421)	(3,880)
A51	1,209	(11,377)	(10,168)
308	2,010	(3,495)	(1,485)
301	74	(212)	(138)
304	1,041	(4,855)	(3,814)
307	861	(2,543)	(1,682)
306	1,184	(354)	830
303	301	(7,566)	(7,265)
302	17,179	(4,390)	12,789
305	23	(193)	(170)
300	1,548	(178,915)	(177,367)
BLG	4,380	(533)	3,847
MSV	50	(1,174)	(1,124)
C65	601	(4,091)	(3,490)
C58	4,064	(75)	3,989
DRS	3,487	(45,062)	(41,575)
DSV	587	(83,744)	(83,157)
D37	350	(1,377)	(1,027)
001	734	(225)	509
SSI	371	(9,398)	(9,027)
D55	109	(4,774)	(4,665)
S61	5,014	(10,329)	(5,315)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)

D18	317	(31,562)	(31,245)
DTG	2,408	(224)	2,184
DSI	195,163	(240,511)	(45,348)
DCA	267	(6,414)	(6,147)
DSC	252	(983)	(731)
DGI	170	(373)	(203)
DQB	103	(79)	24
FVI	1,019	(3,309)	(2,290)
FCN	1,235	(47,841)	(46,606)
F24	1,190	(10,751)	(9,561)
FEI	629	(10,374)	(9,745)
FF1	610	(322)	288
FF2	22,948	(23,296)	(348)
FF3	74,500	(9,801)	64,699
FVG	167	(1,110)	(943)
FGP	50	(32)	18
F99	11,531	(25,779)	(14,248)
FHI	3,256	(19,765)	(16,509)
FIP	25	(46,438)	(46,413)
FIG	26,768	(307,866)	(281,098)
FMC	17,726	(56,781)	(39,055)
FM8	84,879	(300,681)	(215,802)
FOF	1,190	(1,837)	(647)
F91	1,842	(2,083)	(241)
FE3	10,831	(21,340)	(10,509)
TFS	12,083	(16,484)	(4,401)
T20	6,184	(3,382)	2,802
TSF	218	(23,700)	(23,482)
F56	21	(63)	(42)
FSS	40	(7,279)	(7,239)
FSC	34	(63,065)	(63,031)
FRE	1,985	(5,020)	(3,035)
G31	257	(776)	(519)
V15	63	(3,015)	(2,952)
VCP	0	(4,963)	(4,963)
A39	323	(941)	(618)
IB1	1,067	(37,568)	(36,501)
A21	72	(20,205)	(20,133)
A22	2,580	(5,010)	(2,430)
I84	289	(114)	175
I76	102	(53)	49
MVP	361	(51,354)	(50,993)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)

JM7	90,273	(10,250)	80,023
J43	26	(7,954)	(7,928)
J32	261	(65)	196
LRI	8,617	(76,010)	(67,393)
L27	85	(2,352)	(2,267)
M07	1,050	(122,797)	(121,747)
M35	10,558	(27,118)	(16,560)
M31	—	(1,564)	(1,564)
M80	23,439	(8,113)	15,326
MF1	9,139	(15,834)	(6,695)
M41	—	(1,081)	(1,081)
M42	27	(2,634)	(2,607)
M06	15,421	(107,876)	(92,455)
M33	29	(286)	(257)
M44	3,359	(103,006)	(99,647)
M40	134	(98)	36
M83	732	(139,237)	(138,505)
M08	363	(4,633)	(4,270)
MB4	—	(295)	(295)
MB7	—	(6,195)	(6,195)
MC0	9,710	(4,562)	5,148
MA0	411	(1,209)	(798)
MC1	—	(1,034)	(1,034)
MC3	4,441	(2,728)	1,713
MC6	7,086	(312)	6,774
MC9	79	(1,752)	(1,673)
M96	94,991	(54,525)	40,466
MD2	687	(60)	627
MA6	4,414	(9,101)	(4,687)
MA3	89	(175)	(86)
M97	8,350	(11,548)	(3,198)
MD5	86	(3,488)	(3,402)
M98	31,548	(22,615)	8,933
MIS	119	(51)	68
MB3	—	(854)	(854)
MD8	868,799	(327,725)	541,074
ME2	8,335	(45,281)	(36,946)
MA7	—	(644)	(644)
MB8	—	(15,518)	(15,518)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)

MF6	675	(15,369)	(14,694)
MF2	78,953	(155,339)	(76,386)
MG3	16,479	(65,154)	(48,675)
VMG	24	(5,255)	(5,231)
NPP	54	(96)	(42)
NMC	52	(22)	30
NAR	—	(39)	(39)
NLM	44	(25,217)	(25,173)
O01	699	(18,379)	(17,680)
OGS	9,862	(16,879)	(7,017)
OSC	10,471	(25,446)	(14,975)
P10	5,772	(3,935)	1,837
PK8	12,975	(24,375)	(11,400)
P06	92,891	(62,453)	30,438
P07	30,728	(132,874)	(102,146)
SCP	28,912	(31,517)	(2,605)
TBC	22,279	(157,330)	(135,051)
REI	14,415	(70,412)	(55,997)
RNA	45	(6,809)	(6,764)
W42	2,365	(31,742)	(29,377)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2015 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)

A70	—	(360)	(360)
A71	6,937	(877)	6,060
AM2	2,023	(8,061)	(6,038)
IVP	33,245	(10,661)	22,584
A19	4,519	(402)	4,117
ASM	302	(741)	(439)
A54	494	(3,152)	(2,658)
A51	1,213	(55,012)	(53,799)
308	1,890	(37,093)	(35,203)
301	16	(8,881)	(8,865)
304	23,708	(9,284)	14,424
307	1,110	(109)	1,001
306	919	(362)	557
303	8,832	(1,583)	7,249
302	16,669	(5,293)	11,376
305	—	(12,789)	(12,789)
300	140,167	(105,339)	34,828
BLG	5,967	(685)	5,282
MSV	16,030	(96)	15,934
C63	962	(12,715)	(11,753)
C65	561	(99)	462
DRS	11,132	(83,325)	(72,193)
DSV	8,887	(71,346)	(62,459)
D37	454	(9,538)	(9,084)
001	643	(138)	505
SSI	647	(3,521)	(2,874)
D55	18,299	(16,803)	1,496
S61	27,268	(3,719)	23,549

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)

D18	76,850	(44,786)	32,064
DTG	3,675	(214)	3,461
DSI	1,992,237	(328,211)	1,664,026
DCA	2,460	(23,606)	(21,146)
DSC	208	(161)	47
DGI	204	(143)	61
DQB	218	(218)	—
FVI	1,107	(26,436)	(25,329)
FCN	3,054	(44,922)	(41,868)
F24	1,367	(21,939)	(20,572)
FEI	1,261	(51,466)	(50,205)
FF1	2,138	(30,820)	(28,682)
FF2	6,286	(66,468)	(60,182)
FF3	39,237	(23,118)	16,119
FVG	393	(6,207)	(5,814)
FGP	246	(2,112)	(1,866)
F99	48,009	(3,047)	44,962
FHI	2,139	(1,577)	562
FIP	307,840	(25,849)	281,991
FIG	1,157,147	(148,691)	1,008,456
FMC	45,202	(37,794)	7,408
FM8	384,532	(174,046)	210,486
FOF	1,030	(6,115)	(5,085)
F91	1,785	(2,519)	(734)
FE3	20,817	(740)	20,077
TFS	21,390	(26,367)	(4,977)
T20	1,226	(2,500)	(1,274)
TSF	1,784	(2,684)	(900)
F56	17	(66)	(49)
FSS	215	(5,171)	(4,956)
FSC	22,565	(18,200)	4,365
FRE	3,406	(192)	3,214
G31	413	(504)	(91)
V15	224	(1,991)	(1,767)
VCP	—	(5,669)	(5,669)
A39	319	(208)	111
IB1	12,570	(15,782)	(3,212)
A21	7,661	(2,478)	5,183
A22	4,385	(48,222)	(43,837)
I84	164	(111)	53
I76	218	(44)	174
AI6	393	(3,528)	(3,135)
MVP	2,178	(38,239)	(36,061)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)

JM7	692,023	(47,862)	644,161
J43	23	(1,724)	(1,701)
J32	3,078	(44)	3,034
LRI	247,165	(35,606)	211,559
L27	78	(188)	(110)
M07	50,956	(41,674)	9,282
M35	5,673	(52,324)	(46,651)
M31	53	(1,162)	(1,109)
M80	1,853	(1,914)	(61)
MF1	983	(70,207)	(69,224)
M41	—	(3,218)	(3,218)
M42	—	(4,017)	(4,017)
M06	50,451	(88,337)	(37,886)
M33	9	(1,954)	(1,945)
M44	18,819	(39,851)	(21,032)
M40	789	(77)	712
M83	4,468	(109,907)	(105,439)
M08	239	(4,766)	(4,527)
MB4	34	(75)	(41)
MB7	—	(827)	(827)
MC0	9,786	(4,329)	5,457
MA0	632	(783)	(151)
MC1	—	(1,065)	(1,065)
MC3	15,035	(26,607)	(11,572)
MC6	167	(153)	14
MC9	78	(1,803)	(1,725)
M96	31,356	(33,588)	(2,232)
MD2	—	(12,009)	(12,009)
MA6	9,654	(398,644)	(388,990)
MA3	123	(182)	(59)
M97	15,757	(504,801)	(489,044)
MD5	52	(21,706)	(21,654)
M98	3,217	(425,811)	(422,594)
MIS	125	(57)	68
MB3	—	(880)	(880)
MD8	91,869	(1,329,167)	(1,237,298)
ME2	5,589	(26,599)	(21,010)
MA7	—	(662)	(662)
MB8	38,716	(9,727)	28,989

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)

MF6	2,349	(10,040)	(7,691)
MF2	31,590	(587,560)	(555,970)
MG3	21,084	(44,056)	(22,972)
VMG	852	(79,975)	(79,123)
NPP	59	(2,052)	(1,993)
NMC	37	(33)	4
NAR	—	(189)	(189)
NLM	167	(557)	(390)
O01	5,616	(14,166)	(8,550)
OGS	39,713	(5,008)	34,705
OSC	3,359	(1,008)	2,351
P10	13,488	(1,686)	11,802
PK8	11,710	(8,399)	3,311
P06	17,246	(681,610)	(664,364)
P07	25,068	(683,165)	(658,097)
SCP	21,807	(102,290)	(80,483)
R02	—	(23)	(23)
TBC	24,644	(416,113)	(391,469)
REI	20,390	(579,785)	(559,395)
RNA	35	(319,375)	(319,340)
W42	10,734	(10,110)	624

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
A70
2016	—	$17.6383	$16	—%	(0.88%)
2015	—	17.7940	16	—	2.65
2014	360	17.3350	6,253	—	4.81
2013	561	16.5400	9,198	0.02	22.93
2012	—	13.4552	11	—	13.24

A71
2016	24,666	27.0139	667,923	0.96	11.07
2015	23,549	24.3215	574,180	1.30	1.43
2014	17,489	23.9794	419,468	1.15	9.29
2013	16,141	21.9410	354,237	1.18	34.59
2012	14,566	16.3019	237,519	1.77	17.24

AM2
2016	53,723	26.8168	1,440,685	—	(7.07)
2015	53,868	28.8567	1,554,468	0.06	(2.17)
2014	59,906	29.4980	1,767,632	—	(1.42)
2013	74,804	29.9214	2,238,780	0.73	13.32
2012	78,762	26.4042	2,080,114	1.41	15.24

IVP
2016	93,649	9.8213	919,740	1.30	(0.50)
2015	96,775	9.8707	955,227	2.80	2.59
2014	74,191	9.6215	713,819	2.78	(6.21)
2013	126,978	10.2586	1,302,603	5.91	23.00
2012	172,870	8.3401	1,441,743	1.33	14.53

A19
2016	4,647	36.3181	168,777	—	6.21
2015	27,156	34.1930	928,531	—	(1.53)
2014	23,039	34.7257	800,046	—	(2.08)
2013	17,702	35.4620	627,763	—	45.33
2012	16,194	24.4005	395,140	—	14.73

ASM
2016	7,380	20.8212	153,667	0.68	25.09
2015	5,240	16.6452	87,222	0.80	(5.49)
2014	5,679	17.6112	100,010	1.10	9.20
2013	29,595	16.1278	477,298	0.77	38.06
2012	132,678	11.6819	1,549,930	0.52	18.75

A54
2016	14,043	$20.1282	$282,651	—	0.97%
2015	17,923	19.9341	357,264	—	(1.56)
2014	20,581	20.2508	416,764	—	8.01
2013	18,774	18.7488	351,987	0.06	35.84
2012	121,733	13.8021	1,680,165	—	16.21

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
A51
2016	25,562	$15.9659	$408,129	—%	6.24%
2015	35,730	15.0283	536,968	—	(3.32)
2014	89,529	15.5440	1,391,642	—	0.44
2013	95,647	15.4764	1,480,272	—	34.26
2012	183,900	11.5272	2,119,848	—	12.50

308
2016	32,927	26.8929	885,497	9.88	18.70
2015	34,412	22.6563	779,653	1.29	(2.93)
2014	69,615	23.3401	1,624,834	2.45	15.36
2013	100,365	20.2324	2,030,620	2.53	33.00
2012	50,871	15.2124	773,867	2.21	13.88

301
2016	12,778	14.6320	186,967	2.03	2.94
2015	12,916	14.2136	183,586	1.22	0.27
2014	21,781	14.1747	308,732	1.96	5.28
2013	22,022	13.4641	296,504	1.84	(2.16)
2012	21,108	13.7611	290,467	8.34	5.37

304
2016	20,749	24.6928	512,347	8.58	0.62
2015	24,563	24.5404	602,781	1.05	6.94
2014	10,139	22.9485	232,685	0.83	2.31
2013	53,254	22.4296	1,194,458	1.26	29.18
2012	120,434	17.3635	2,091,161	0.88	22.56

307
2016	2,415	23.5259	56,813	1.28	7.35
2015	4,097	21.9162	89,801	0.92	(1.34)
2014	3,096	22.2140	68,770	3.82	5.64
2013	2,407	21.0281	50,613	3.72	22.53
2012	1,756	17.1610	30,142	5.81	17.56

306
2016	9,386	23.5509	221,045	18.99	2.10
2015	8,556	23.0669	197,351	—	0.27
2014	7,999	23.0056	184,020	0.12	2.12
2013	8,089	22.5273	182,229	0.93	28.28
2012	59,531	17.5613	1,045,450	1.37	18.18

303
2016	18,556	28.8566	535,540	9.60	9.49
2015	25,821	26.3561	680,621	0.61	6.86
2014	18,572	24.6646	458,144	0.22	8.51
2013	110,872	22.7304	2,520,242	0.66	30.10
2012	294,600	17.4713	5,147,112	0.69	17.89

302
2016	28,172	26.5764	748,709	13.85	11.52
2015	15,383	23.8309	366,605	2.76	1.45
2014	4,007	23.4892	94,125	1.35	10.63
2013	12,783	21.2313	271,405	1.43	33.50
2012	12,128	15.9037	192,888	1.65	17.48

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
305
2016	12,968	$20.9131	$271,191	6.24%	17.69%
2015	13,138	17.7691	233,446	3.90	(7.30)
2014	25,927	19.1679	496,964	5.67	0.63
2013	28,340	19.0472	539,786	2.99	6.60
2012	119,121	17.8674	2,128,382	7.89	13.70

300
2016	717,956	18.1058	12,999,150	9.95	3.53
2015	895,323	17.4881	15,657,509	1.62	(4.53)
2014	860,495	18.3171	15,761,751	1.37	(2.65)
2013	986,741	18.8163	18,566,769	1.24	21.63
2012	1,817,458	15.4695	28,115,209	1.74	17.91

BLG
2016	20,383	17.3077	352,786	1.40	4.11
2015	16,536	16.6237	274,893	1.23	(0.71)
2014	11,254	16.7426	188,427	1.78	2.11
2013	16,693	16.3967	273,714	0.21	14.76
2012	118,354	14.2882	1,691,066	7.08	10.28

MSV
2016	15,790	26.7286	422,016	0.29	23.65
2015	16,914	21.6162	365,608	0.77	(6.61)
2014	980	23.1454	22,670	0.26	5.22
2013	1,008	21.9969	22,160	0.57	42.40
2012	875	15.4471	13,496	0.01	13.54

C63
2016	—	—	—	0.57	0.11
2015	—	17.5114	3	—	2.17
2014	11,753	17.1391	201,432	0.21	9.42
2013	11,936	15.6634	186,961	0.11	35.64
2012	85,075	11.5477	982,418	0.82	12.24

C65
2016	—	—	—	1.15	(4.64)
2015	3,490	10.4444	36,455	0.32	(0.03)
2014	3,028	10.4477	31,637	0.03	(5.09)
2013	2,553	11.0084	28,104	0.48	20.39
2012	1,980	9.1435	18,102	1.29	17.62

C58
2016	3,989	9.8061	39,115	1.08	(1.94)

DRS
2016	83,199	31.4764	2,618,811	1.40	5.87
2015	124,774	29.7317	3,709,744	1.15	3.75
2014	196,967	28.6579	5,644,657	1.34	29.46
2013	178,909	22.1364	3,960,399	1.61	2.14
2012	227,470	21.6723	4,929,807	1.64	16.94

DSV
2016	158,400	34.2243	5,421,114	1.11	31.41
2015	241,557	26.0449	6,291,313	0.81	(6.22)
2014	304,016	27.7724	8,443,186	0.55	5.86
2013	257,752	26.2340	6,761,828	0.81	33.51
2012	384,634	19.6500	7,558,049	0.57	13.90

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
D37
2016	20,421	$36.6426	$748,274	0.23%	8.29%
2015	21,448	33.8363	725,714	0.45	7.54
2014	30,532	31.4642	960,662	0.06	3.15
2013	19,377	30.5038	591,083	0.02	41.32
2012	23,359	21.5842	504,191	0.23	11.02

001
2016	5,128	13.1121	67,245	1.05	(4.39)
2015	4,619	13.7138	63,345	1.52	(6.87)
2014	4,114	14.7256	60,587	1.75	10.72
2013	3,551	13.3003	47,235	2.09	30.89
2012	2,816	10.1612	28,614	2.36	9.79

SSI
2016	25,661	27.3287	701,270	1.14	21.03
2015	34,688	22.5807	783,270	1.06	(4.60)
2014	37,562	23.6684	888,959	1.01	4.74
2013	40,215	22.5969	908,660	1.88	38.64
2012	490,264	16.2993	7,990,918	0.88	16.25

D55
2016	60,978	37.0275	2,257,820	0.84	20.71
2015	65,643	30.6757	2,013,632	0.76	(4.85)
2014	64,147	32.2408	2,068,264	0.72	4.47
2013	68,236	30.8599	2,105,857	1.42	38.31
2012	84,658	22.3127	1,889,019	0.66	15.88

S61
2016	31,812	27.6908	881,596	0.62	16.89
2015	37,127	23.6900	880,128	0.21	(1.91)
2014	13,578	24.1515	328,656	1.11	5.53
2013	31,533	22.8868	722,382	0.97	35.24
2012	37,451	16.9231	634,309	1.21	13.77

D18
2016	30,617	26.4911	811,077	0.55	15.47
2015	61,862	22.9422	1,419,245	0.12	(2.29)
2014	29,798	23.4792	699,637	1.01	12.09
2013	32,484	20.9467	680,427	1.38	34.99
2012	26,587	15.5170	412,545	0.44	19.67

DTG
2016	12,249	28.0261	343,295	—	4.72
2015	10,065	26.7623	269,365	—	6.16
2014	6,604	25.2097	166,474	—	6.82
2013	5,990	23.5994	141,355	—	32.80
2012	—	17.7702	5	—	15.62

DSI
2016	3,550,789	22.1987	78,824,539	2.03	11.71
2015	3,596,137	19.8723	71,465,200	1.80	1.11
2014	1,932,111	19.6547	37,983,425	1.71	13.42
2013	2,460,638	17.3285	42,646,575	1.76	32.03
2012	4,099,279	13.1250	53,808,548	1.98	15.74

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
DCA
2016	102,347	$25.3104			$2,590,540	1.64%	7.90%
2015	108,494	23.4565			2,544,968	1.77	(2.47)
2014	129,640	24.0501			3,117,875	1.87	8.09
2013	124,139	22.2498			2,762,087	1.94	21.10
2012	138,798	18.3726			2,550,095	3.63	10.43

DSC
2016	5,674	24.0436			136,412	—	17.07
2015	6,405	20.5377			131,524	—	(2.28)
2014	6,358	21.0162			132,948	—	1.59
2013	79,259	20.6863			1,638,916	—	48.55
2012	80,852	13.9258			1,125,475	—	20.56

DGI
2016	1,478	23.9193			35,352	1.21	10.03
2015	1,681	21.7385			36,537	0.88	1.58
2014	1,620	21.3994			34,664	0.80	10.07
2013	1,522	19.4408			29,574	0.92	36.78
2012	1,511	14.2129			21,476	1.48	18.07

DQB
2016	630	22.1342			13,939	1.75	1.52
2015	606	21.8029			13,212	2.02	(1.65)
2014	606	22.1685			13,421	2.48	4.79
2013	9,131	21.1544			193,156	2.82	(1.54)
2012	9,400	21.4860			201,960	3.22	7.00

FVI
2016	10,954	24.1209			264,226	1.17	7.26
2015	13,244	22.4877			297,836	0.65	0.59
2014	38,573	22.3556			862,307	1.37	10.26
2013	36,459	20.2755			739,200	1.48	19.66
2012	45,873	16.9444			777,270	2.61	15.07

FCN
2016	126,385	49.9986			6,318,809	0.68	8.01
2015	172,991	46.2927			8,007,978	0.92	0.67
2014	214,859	45.9841			9,879,833	0.97	11.94
2013	228,312	41.0780			9,378,346	0.70	31.29
2012	418,586	31.2889			13,096,914	1.05	16.42

F24
2016	18,521	35.4501			657,020	0.54	7.73
2015	28,082	32.9065			924,471	0.57	0.42
2014	48,654	32.7703			1,595,396	0.67	11.65
2013	75,910	29.3497			2,228,815	0.83	30.95
2012	78,383	22.4125			1,757,433	0.94	16.14

FEI
2016	334,807	17.3799	to	33.4749	7,974,653	2.36	18.02
2015	344,552	14.7266	to	28.3644	6,919,692	3.06	(3.96)
2014	394,757	15.3345	to	29.5352	7,974,911	2.86	8.72
2013	394,070	14.1048	to	27.1668	7,339,579	2.56	28.15
2012	428,012	11.0067	to	21.1997	6,113,279	3.32	17.31

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FF1
2016	34,473	$16.6674	$574,574	1.67%	5.91%
2015	34,185	15.7367	537,961	1.36	(0.33)
2014	62,867	15.7892	992,615	1.73	4.70
2013	100,348	15.0803	1,513,277	1.96	14.41
2012	112,017	13.1808	1,476,482	2.49	12.23

FF2
2016	104,255	16.5979	1,730,408	1.43	6.12
2015	104,603	15.6406	1,636,049	1.44	(0.27)
2014	164,785	15.6832	2,584,360	1.55	4.82
2013	186,451	14.9613	2,789,559	1.84	16.01
2012	124,557	12.8961	1,606,299	2.68	13.38

FF3
2016	143,373	16.9854	2,435,234	1.63	6.61
2015	78,674	15.9327	1,253,493	2.15	(0.24)
2014	62,555	15.9704	999,026	1.70	4.96
2013	97,603	15.2164	1,485,167	1.50	21.66
2012	83,510	12.5071	1,044,462	2.72	15.58

FVG
2016	7,944	24.6505	195,822	1.66	16.08
2015	8,887	21.2358	188,726	1.47	(2.27)
2014	14,701	21.7295	319,452	1.99	10.47
2013	13,355	19.6698	262,686	1.46	33.56
2012	66,956	14.7269	986,054	2.12	18.56

FGP
2016	340	31.4279	10,700	0.04	0.80
2015	322	31.1782	10,040	0.05	7.17
2014	2,188	29.0911	63,946	0.17	11.30
2013	2,431	26.1381	63,788	0.10	36.34
2012	23,203	19.1719	445,026	0.67	14.69

F99
2016	105,464	24.6373	2,599,295	—	0.55
2015	119,712	24.5025	2,934,174	0.04	6.90
2014	74,750	22.9201	1,713,251	—	11.01
2013	79,016	20.6463	1,631,368	0.05	36.00
2012	76,047	15.1812	1,154,469	0.38	14.40

FHI
2016	14,822	22.0564	327,085	3.87	14.61
2015	31,331	19.2451	603,101	7.42	(3.63)
2014	30,769	19.9694	614,617	3.25	1.16
2013	68,680	19.7413	1,356,008	5.44	5.95
2012	128,213	18.6332	2,389,188	8.27	14.23

FIP
2016	236,042	37.1672	8,772,889	1.49	11.86
2015	282,455	33.2267	9,384,946	2.81	1.33
2014	464	32.7892	15,112	1.71	13.57
2013	446	28.8713	12,831	1.96	32.24
2012	442	21.8321	9,627	1.66	15.92

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FIG
2016	1,743,613	$25.4656	$44,402,143	2.27%	4.74%
2015	2,024,711	24.3129	49,226,504	2.96	(0.60)
2014	1,016,255	24.4584	24,855,987	2.75	5.83
2013	796,556	23.1116	18,409,666	2.33	(1.78)
2012	781,413	23.5298	18,386,495	2.77	5.90

FMC
2016	369,842	22.3006	8,247,697	0.47	12.23
2015	408,897	19.8697	8,124,692	0.51	(1.39)
2014	401,489	20.1496	8,089,853	0.22	6.29
2013	496,978	18.9579	9,421,634	0.53	36.23
2012	574,640	13.9161	7,996,751	0.64	14.83

FM8
2016	1,544,901	11.8753	18,340,425	0.10	0.10
2015	1,760,703	11.8629	20,881,240	0.01	0.01
2014	1,550,217	11.8618	18,365,019	0.01	0.01
2013	5,080,158	11.8606	60,230,381	0.01	0.01
2012	3,581,186	11.8595	42,447,430	0.05	0.04

FOF
2016	9,094	17.4614	158,787	1.26	(5.06)
2015	9,741	18.3925	179,153	1.05	3.62
2014	14,826	17.7491	263,142	1.47	(8.08)
2013	7,886	19.3086	152,264	1.27	30.44
2012	27,751	14.8031	410,799	2.26	20.74

F91
2016	35,774	21.6181	773,368	1.23	(5.27)
2015	36,015	22.8203	821,880	1.16	3.30
2014	36,749	22.0919	812,824	1.11	(8.30)
2013	37,215	24.0906	897,590	1.07	30.17
2012	52,319	18.5077	969,101	1.76	20.38

FE3
2016	35,158	18.8459	662,589	0.52	5.17
2015	45,667	17.9195	818,327	0.81	1.84
2014	25,590	17.5954	450,268	2.59	(1.23)
2013	27,293	17.8138	486,184	2.96	13.25
2012	8,281	15.7300	130,267	0.91	14.83

TFS
2016	172,134	18.9972	3,270,085	2.15	7.49
2015	176,535	17.6735	3,120,001	3.46	(6.31)
2014	181,512	18.8633	3,423,639	2.09	(10.89)
2013	146,593	21.1676	3,102,703	2.44	23.27
2012	108,796	17.1714	1,867,917	2.54	18.60

T20
2016	16,166	26.0283	421,609	1.97	7.18
2015	13,364	24.2858	325,337	3.48	(6.49)
2014	14,638	25.9718	380,080	1.90	(11.13)
2013	14,317	29.2248	418,287	2.38	22.97
2012	13,962	23.7658	331,727	3.43	18.23

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
TSF
2016	183,082	$28.1033	$5,145,158	2.29%	9.90%
2015	206,564	25.5721	5,282,204	2.87	(6.24)
2014	207,464	27.2731	5,658,039	1.73	(2.53)
2013	274,440	27.9812	7,679,036	2.95	31.05
2012	322,220	21.3521	6,879,970	2.29	21.40

F56
2016	1,764	26.3642	46,497	2.02	9.62
2015	1,806	24.0506	43,432	2.60	(6.49)
2014	1,855	25.7188	47,661	1.41	(2.81)
2013	2,088	26.4637	55,191	2.68	30.82
2012	2,130	20.2291	43,054	2.03	21.07

FSS
2016	18	23.3020	412	3.01	16.35
2015	7,257	20.0268	145,341	3.53	(4.69)
2014	12,213	21.0130	256,625	2.26	7.38
2013	12,152	19.5688	237,806	1.83	28.53
2012	80,048	15.2256	1,218,783	2.20	14.61

FSC
2016	100	23.9585	2,380	—	4.40
2015	63,131	22.9483	1,448,744	—	(2.44)
2014	58,766	23.5230	1,382,128	—	7.78
2013	50,877	21.8254	1,110,210	—	38.50
2012	51,733	15.7584	815,084	—	11.12

FRE
2016	10,710	13.3418	142,886	1.45	0.81
2015	13,745	13.2352	181,912	3.48	0.83
2014	10,531	13.1268	138,236	0.58	15.27
2013	16,261	11.3882	185,175	4.63	2.61
2012	19,701	11.0989	218,649	—	27.72

520
2014	—	23.2536	—	—	13.64
2013	9,595	20.4626	196,322	0.59	32.42
2012	2,801	15.4528	43,273	0.93	19.89

G31
2016	3,266	27.5163	89,852	1.33	10.73
2015	3,785	24.8494	94,050	1.39	(0.20)
2014	3,876	24.8982	96,491	1.41	16.37
2013	4,249	21.3965	90,916	1.13	37.52
2012	4,604	15.5591	71,625	1.94	14.46

AI1
2012	—	—	—	—	15.36

AAH
2012	—	—	—	—	13.57

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
V15
2016	211,215	$15.9112	$3,360,676	—%	2.27%
2015	214,167	15.5584	3,332,091	—	5.01
2014	215,934	14.8165	3,199,382	0.04	8.44
2013	217,646	13.6634	2,973,782	0.45	40.14
2012	219,481	9.7501	2,139,951	—	(2.50)

VCP
2016	37,239	24.9853	930,432	1.47	17.30
2015	42,202	21.3007	898,938	1.83	(5.98)
2014	47,871	22.6560	1,084,546	1.58	9.39
2013	453	20.7119	9,369	1.80	35.97
2012	346	15.2323	5,252	4.83	19.23

A39
2016	3,608	28.2948	102,085	0.72	10.26
2015	4,226	25.6611	108,452	1.17	(5.77)
2014	4,115	27.2323	112,068	0.87	8.15
2013	3,950	25.1810	99,457	1.45	29.25
2012	3,820	19.4826	74,433	1.02	13.88

IB1
2016	65,615	27.2625	1,788,837	0.98	19.69
2015	102,116	22.7766	2,325,867	2.99	(3.06)
2014	105,328	23.4962	2,474,797	1.80	10.28
2013	111,936	21.3059	2,384,894	1.46	34.08
2012	107,359	15.8903	1,705,962	1.67	14.63

A21
2016	52,249	28.0053	1,463,246	1.19	(0.45)
2015	72,382	28.1323	2,036,278	1.53	(2.34)
2014	67,199	28.8072	1,935,991	1.69	0.33
2013	44,589	28.7119	1,280,401	1.17	19.01
2012	55,898	24.1250	1,348,702	1.40	15.53

A22
2016	9,421	22.9759	216,455	0.06	13.43
2015	11,851	20.2549	240,043	0.19	(4.03)
2014	55,688	21.1050	1,175,301	0.04	4.43
2013	43,813	20.2088	885,405	0.80	28.81
2012	33,383	15.6884	523,725	0.06	10.96

I84
2016	4,158	14.8342	61,684	—	0.76
2015	3,983	14.7229	58,648	—	1.21
2014	3,930	14.5474	57,169	—	8.04
2013	3,819	13.4652	51,422	0.43	37.01
2012	3,663	9.8276	35,997	—	(1.72)

I76
2016	1,898	18.0033	34,165	—	12.06
2015	1,849	16.0652	29,701	—	(5.52)
2014	1,675	17.0035	28,486	—	2.36
2013	2,285	16.6113	37,960	0.01	37.46
2012	2,050	12.0840	24,770	—	13.89

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
AI6
2015	—	$14.6579			$—	—%	(10.40%)
2014	3,135	16.3601			51,291	1.45	6.62
2013	2,990	15.3445			45,878	1.54	33.75
2012	2,748	11.4721			31,528	1.07	17.70

MVP
2016	4,989	22.9079			114,330	0.23	19.03
2015	55,982	19.2457			1,077,439	1.07	(3.47)
2014	92,043	19.9366			1,834,718	1.75	8.77
2013	184,332	18.3294			3,378,419	1.17	26.09
2012	401,329	14.5364			5,833,629	0.97	11.14

JM7
2016	834,278	14.0274			11,702,729	2.64	2.12
2015	754,255	13.7368			10,361,059	4.89	1.12
2014	110,094	13.5847			1,495,604	5.09	4.92
2013	303,323	12.9480			3,927,435	4.54	(1.47)
2012	309,186	13.1411			4,063,056	4.56	5.33

J43
2016	23,267	33.5930			781,592	0.47	20.21
2015	31,195	27.9443			871,715	0.14	(5.28)
2014	32,896	29.5023			970,496	0.15	9.59
2013	31,727	26.9195			854,072	0.57	42.29
2012	34,925	18.9181			660,701	0.21	19.73

J32
2016	7,785	30.4615			237,139	0.99	10.94
2015	7,589	27.4581			208,382	0.84	0.86
2014	4,555	27.2228			123,996	0.90	13.90
2013	4,881	23.9003			116,658	1.25	36.22
2012	5,189	17.5460			91,050	1.36	17.65

LRI
2016	345,653	16.7621			5,796,976	1.27	21.12
2015	413,046	13.8396			5,718,955	1.19	(19.90)
2014	201,487	17.2778			3,484,521	2.46	(4.38)
2013	73,885	18.0700			1,338,517	1.76	(1.01)
2012	136,848	18.2543			2,498,057	1.97	22.34

L27
2016	1,953	22.2148			43,375	0.69	(4.28)
2015	4,220	23.2070			97,943	0.84	11.10
2014	4,330	20.8892			90,458	1.61	(5.76)
2013	3,548	22.1655			78,637	2.01	31.70
2012	3,530	16.8307			59,410	1.80	20.38
MD8
2016	6,301,822	10.0009	to	13.3991	84,416,960	0.01	0.01
2015	5,760,748	10.0000	to	13.3979	77,160,544	—	—
2014	6,998,046	10.0000	to	13.3979	93,804,815	—	—
2013	6,679,421	13.3979			89,535,945	—	—
2012	5,987,821	10.0000	to	13.3979	80,267,160	—	—

EGS
2012	—	—			—	0.05	14.04

MFF
2012	—	—			—	—	13.88

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
M07
2016	560,316	$12.7078	$7,120,370	2.74%	9.09%
2015	682,063	11.6484	7,944,966	2.61	(0.37)
2014	672,781	11.6918	7,866,010	1.97	8.50
2013	674,966	10.7760	7,273,413	1.74	7.76

M35
2016	374,574	12.6049	4,721,452	2.75	8.81
2015	391,134	11.5838	4,530,803	2.48	(0.58)
2014	437,785	11.6513	5,100,758	1.73	8.24
2013	457,737	10.7647	4,927,402	1.61	7.65

M31
2016	38,951	16.8428	656,049	0.04	2.44
2015	40,515	16.4412	666,107	0.16	7.56
2014	41,624	15.2857	636,251	0.11	8.94
2013	35,707	14.0307	501,000	0.24	36.85
2012	36,362	10.2525	372,797	—	2.52

M80
2016	66,441	16.6598	1,106,895	—	2.18
2015	51,115	16.3046	833,410	—	7.30
2014	51,176	15.1952	777,631	—	8.68
2013	50,590	13.9810	707,301	0.13	36.49
2012	48,476	10.2429	496,533	—	2.43

MF1
2016	116,626	16.7868	1,957,770	—	4.91
2015	123,321	16.0011	1,973,276	—	4.61
2014	192,545	15.2956	2,945,092	—	8.86
2013	256,057	14.0505	3,597,711	—	37.72
2012	233,209	10.2022	2,379,238	—	2.02

M41
2016	24,590	16.8830	415,157	—	4.62
2015	25,671	16.1381	414,277	—	4.43
2014	28,889	15.4531	446,417	—	8.56
2013	27,857	14.2348	396,528	—	37.22
2012	28,943	10.3740	300,242	—	3.74

M42
2016	108,414	10.7991	1,170,775	—	8.80
2015	111,021	9.9258	1,101,968	—	(2.15)
2014	115,038	10.1434	1,166,870	—	1.43

M06
2016	301,122	10.8857	3,277,922	3.33	4.23
2015	393,577	10.4435	4,110,338	3.13	(0.30)
2014	431,463	10.4752	4,519,681	2.87	5.85
2013	445,757	9.8967	4,411,518	1.16	(1.03)
2012	464,149	10.0000	4,641,485	—	—

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
M33
2016	6,571	$16.1714	$106,258	0.79%	8.74%
2015	6,828	14.8722	101,542	0.66	0.80
2014	8,773	14.7536	129,429	0.21	10.20
2013	54,729	13.3878	732,697	0.32	32.28
2012	60,144	10.1204	608,684	—	1.20

M44
2016	45,704	9.6986	443,261	4.30	11.47
2015	145,351	8.7005	1,264,632	4.10	(14.52)
2014	166,383	10.1782	1,693,484	2.02	1.78

M40
2016	3,355	9.6437	32,352	3.70	11.24
2015	3,319	8.6696	28,776	4.60	(14.76)
2014	2,607	10.1705	26,510	1.95	1.70

M83
2016	664,313	17.1132	11,368,550	2.00	14.09
2015	802,818	14.9999	12,042,194	2.42	(0.74)
2014	908,257	15.1112	13,724,886	3.09	10.51
2013	136,227	13.6741	1,862,780	1.30	35.89
2012	226,303	10.0629	2,277,261	—	0.63

M08
2016	107,285	12.1280	1,301,158	1.89	13.78
2015	111,555	10.6596	1,189,137	2.11	(0.93)
2014	116,082	10.7601	1,249,053	1.30	7.60

MB6
2016	590	25.4697	15,036	1.39	8.45
2015	885	23.4862	20,802	1.59	1.13
2014	926	23.2246	21,546	1.67	12.57
2013	951	20.6315	19,657	2.06	36.40
2012	994	15.1259	15,054	1.80	15.37

MB7
2016	17,587	27.4832	483,348	1.35	8.17
2015	23,782	25.4062	604,193	1.34	0.87
2014	24,609	25.1873	619,817	1.41	12.28
2013	25,411	22.4327	570,014	1.80	36.05
2012	26,157	16.4880	431,261	1.46	15.10

MC0
2016	363,579	17.5953	6,397,289	4.20	6.28
2015	358,431	16.5550	5,933,830	4.04	(0.31)
2014	352,974	16.6071	5,861,856	3.82	5.78
2013	348,898	15.6999	5,477,658	7.69	(0.27)
2012	7,475	15.7430	117,686	5.41	11.31

MA0
2016	7,860	19.4597	152,955	3.88	5.98
2015	8,658	18.3611	158,965	3.90	(0.58)
2014	8,809	18.4685	162,697	3.66	5.59
2013	9,866	17.4902	172,564	4.17	(0.51)
2012	10,389	17.5796	182,642	5.02	11.00

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MC1
2016	23,533	$17.8759	$420,675	0.49%	11.07%
2015	24,567	16.0946	395,402	0.31	(0.40)
2014	25,632	16.1600	414,199	0.57	11.07
2013	26,660	14.5498	387,887	0.79	34.28
2012	27,705	10.8352	300,179	0.59	16.24

MC3
2016	100,355	12.1053	1,214,829	0.66	9.37
2015	98,642	11.0687	1,091,835	1.14	(12.89)
2014	110,214	12.7068	1,400,463	0.53	(6.72)
2013	247,270	13.6227	3,368,489	1.63	(5.21)
2012	231,431	14.3716	3,326,020	1.15	18.99

MC6
2016	7,573	36.9000	279,364	0.88	6.07
2015	799	34.7884	27,723	0.96	(1.54)
2014	785	35.3324	27,885	0.50	4.32
2013	782	33.8707	26,626	0.68	21.26
2012	809	27.9332	22,715	0.75	19.72

RES
2013	—	—	—	1.62	24.00
2012	234	14.9614	3,501	1.90	16.81

MC9
2016	39,963	21.8937	874,941	0.84	5.21
2015	41,636	20.8094	866,426	1.00	(1.09)
2014	43,361	21.0385	912,243	0.78	2.15
2013	44,997	20.5956	926,732	1.29	23.68
2012	46,759	16.6523	778,643	1.41	16.57

M96
2016	670,821	24.3780	16,352,701	2.69	1.04
2015	630,355	24.1269	15,207,903	2.78	0.47
2014	632,587	24.0141	15,189,955	2.46	4.86
2013	569,072	22.9015	13,031,626	2.28	(2.59)
2012	562,740	23.5112	13,229,700	3.08	2.53

MD2
2016	4,431	17.1803	76,133	2.66	0.68
2015	3,804	17.0649	64,912	3.45	0.26
2014	15,813	17.0215	269,905	2.40	4.67
2013	35,100	16.2623	571,525	1.97	(2.90)
2012	37,351	16.7472	626,260	2.99	2.27

MA6
2016	55,228	12.0078	663,177	6.80	13.82
2015	59,915	10.5494	632,079	8.11	(4.22)
2014	448,905	11.0140	4,944,237	5.55	2.81
2013	460,997	10.7133	4,938,795	2.22	6.42
2012	552,987	10.0666	5,566,679	—	0.67

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MA3
2016	4,541	$28.0431	$127,355	6.52%	13.64%
2015	4,627	24.6762	114,171	6.91	(4.42)
2014	4,686	25.8177	120,979	5.23	2.53
2013	4,782	25.1797	120,406	2.25	6.10
2012	4,879	23.7326	115,787	6.86	14.54

M97
2016	178,124	15.7562	2,806,556	1.18	2.49
2015	181,322	15.3732	2,787,501	1.66	0.32
2014	670,366	15.3241	10,272,750	0.99	(4.98)
2013	700,967	16.1267	11,304,285	1.35	13.92
2012	887,707	14.1564	12,566,749	1.01	19.90

MD5
2016	84,752	23.7853	2,015,853	0.88	2.15
2015	88,154	23.2840	2,052,577	1.19	0.10
2014	109,808	23.2598	2,554,109	0.66	(5.19)
2013	113,435	24.5325	2,782,855	1.11	13.68
2012	117,140	21.5812	2,528,019	0.79	19.54

M98
2016	261,290	15.6449	4,087,861	1.33	4.05
2015	252,357	15.0359	3,794,414	2.00	6.65
2014	674,951	14.0981	9,515,494	2.14	1.34
2013	734,726	13.9114	10,221,073	1.43	27.90
2012	1,134,769	10.8764	12,342,191	1.55	16.23

MIS
2016	1,472	19.9307	29,343	0.60	6.08
2015	1,404	18.7892	26,383	0.50	(0.12)
2014	1,336	18.8110	25,208	0.11	11.51
2013	11,032	16.8691	186,161	0.73	30.39
2012	11,611	12.9372	150,265	0.42	17.25

MB3
2016	19,464	24.5634	478,094	0.38	5.84
2015	20,318	23.2077	471,524	0.46	(0.33)
2014	21,198	23.2857	493,561	0.28	11.23
2013	22,046	20.9351	461,505	0.46	30.13
2012	22,909	16.0877	368,525	0.13	16.85

MC1
2012	—	—	—	—	11.96

M1A
2014	—	—	—	—	(8.78)
2013	41,985	30.7524	1,291,722	—	41.07
2012	43,351	21.7992	945,427	—	20.88

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
ME2
2016	58,612	$18.3265			$1,074,152	1.40%	(0.70%)
2015	95,558	18.4561			1,763,612	1.98	(1.96)
2014	116,568	18.8257			2,194,467	1.51	(6.88)
2013	152,172	20.2165			3,076,363	0.84	19.01
2012	331,149	16.9874			5,625,361	2.29	16.59

MA7
2016	14,580	18.9986			276,997	2.85	8.00
2015	15,224	17.5912			267,804	5.55	(2.06)
2014	15,886	17.9614			285,340	3.04	2.99
2013	16,526	17.4404			288,227	2.95	1.08
2012	17,175	17.2537			296,332	5.46	10.29

TRS
2013	—	—			—	4.24	10.41
2012	242,681	24.2489			5,885,193	2.82	11.34

MFJ
2013	—	—			—	3.73	10.26
2012	240,870	17.7514			4,275,903	2.35	11.02

UTS
2014	—	0.0000			—	6.06	11.00
2013	22,342	42.5808			951,336	3.40	20.61
2012	81,498	35.3045			2,877,263	4.63	14.15

MFE
2014	—	—			—	2.46	10.81
2013	2,771	37.4027			103,634	2.50	20.29
2012	2,615	31.0926			81,312	4.52	13.92

MVS
2014	—	—			—	3.30	2.53
2013	597,911	16.7995	to	22.3787	10,368,571	2.77	35.86
2012	738,439	12.3652	to	16.4718	9,825,386	1.86	16.22

MV1
2014	—	—			—	2.90	2.41
2013	48,776	24.0984			1,175,385	2.69	35.48
2012	50,521	17.7878			898,624	1.69	15.97

MB8
2016	78,768	21.5646	to	39.1759	2,038,747	1.16	20.90
2015	94,286	17.8362	to	32.4026	1,965,711	0.68	(4.15)
2014	65,297	18.6092	to	33.8068	1,530,358	1.02	7.29
2013	66,624	17.3449	to	31.5101	1,453,657	1.72	45.71
2012	64,274	11.9035	to	21.6249	973,640	0.62	14.74

MF6
2016	183,115	44.9363			8,229,417	2.72	7.94
2015	197,809	41.6315			8,235,900	4.01	0.74
2014	205,500	41.3237			8,491,109	2.12	15.62
2013	245,635	35.7411			8,778,490	5.83	4.99
2012	349,753	34.0438			11,906,193	1.04	30.03

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MF2
2016	1,314,580	$11.7613	$15,461,013	1.30%	1.68%
2015	1,390,966	11.5664	16,088,359	1.13	0.48
2014	1,946,936	11.5115	22,412,034	1.28	0.80
2013	1,326,428	11.4198	15,147,486	0.22	0.71
2012	173,660	11.3391	1,969,059	1.24	2.24

MG3
2016	164,514	20.3637	3,350,327	0.87	15.98
2015	213,189	17.5584	3,743,432	0.97	(2.33)
2014	236,161	17.9766	4,245,271	1.08	10.36
2013	201,445	16.2884	3,281,128	1.19	36.91
2012	186,059	11.8971	2,213,492	1.24	16.38

VMG
2016	1,213	24.5007	29,720	—	(8.78)
2015	6,444	26.8592	173,069	—	(5.90)
2014	85,567	28.5423	2,442,244	—	1.97
2013	116,863	27.9914	3,271,119	0.37	37.49
2012	226,639	20.3594	4,614,229	—	8.69

NPP
2016	290	29.4701	8,463	0.73	27.37
2015	332	23.1381	7,621	0.19	(11.80)
2014	2,325	26.2349	60,938	0.77	9.85
2013	2,269	23.8820	54,130	1.22	31.14
2012	2,167	18.2116	39,416	0.46	16.60

NMC
2016	394	33.5193	13,219	—	4.40
2015	364	32.1081	11,696	—	1.28
2014	360	31.7038	11,396	—	7.58
2013	415	29.4706	12,215	—	32.61
2012	622	22.2224	13,810	—	12.41

NAR
2016	1,591	27.2178	43,316	0.67	16.17
2015	1,630	23.4298	38,196	0.74	(8.34)
2014	1,819	25.5606	46,508	0.86	13.84
2013	7,995	22.4539	179,526	1.39	37.05
2012	5,982	16.3837	98,018	0.06	15.53

NLM
2016	226	17.0633	3,853	0.12	1.22
2015	25,399	16.8578	428,174	1.99	0.18
2014	25,789	16.8269	434,032	1.77	0.61
2013	24,866	16.7248	415,968	2.16	0.62
2012	24,889	16.6223	413,793	3.02	4.61

O01
2016	47,337	20.5075	970,803	0.41	(2.20)
2015	65,017	20.9694	1,363,393	0.09	3.54
2014	73,567	20.2518	1,489,958	0.35	15.41
2013	118,884	17.5489	2,086,252	0.99	29.74
2012	138,431	13.5266	1,872,413	0.66	14.12

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
OGS
2016	60,093	$24.3582			$1,463,792	0.98%	0.08%
2015	67,110	24.3382			1,633,344	1.48	3.94
2014	32,405	23.4147			758,757	1.02	2.29
2013	42,028	22.8900			962,025	1.85	27.31
2012	70,780	17.9802			1,272,630	2.43	21.26

OSC
2016	30,205	31.4528			950,003	0.43	18.05
2015	45,180	26.6431			1,203,714	0.89	(5.90)
2014	42,829	28.3133			1,212,628	0.83	11.93
2013	39,562	25.2948			1,000,701	0.97	41.01
2012	30,261	17.9377			542,802	0.65	17.99

P10
2016	41,777	7.1704			299,555	1.12	15.16
2015	39,940	6.2267			248,697	4.47	(25.70)
2014	28,138	8.3811			235,823	0.34	(18.42)
2013	41,549	10.2740			426,878	1.79	(14.70)
2012	155,994	12.0446			1,878,891	2.74	5.39

PK8
2016	49,052	18.0809	to	36.2300	900,831	5.23	13.34
2015	60,452	15.9522	to	31.9646	977,188	5.31	(2.25)
2014	57,141	16.3187	to	32.6990	951,747	5.36	1.52
2013	97,265	16.0738	to	32.2082	1,613,948	5.07	(6.97)
2012	104,253	17.2777	to	34.6206	1,856,057	4.93	17.90

P06
2016	273,801	18.8971			5,157,900	2.39	5.20
2015	243,363	17.9633			4,356,414	2.54	(2.71)
2014	907,727	18.4627			16,743,431	1.46	3.10
2013	1,391,939	17.9076			24,912,908	1.50	(9.22)
2012	1,880,953	19.7259			37,088,693	1.10	8.76

P07
2016	693,267	20.2333			13,945,984	2.08	2.68
2015	795,413	19.7047			15,595,271	4.35	0.45
2014	1,453,510	19.6163			28,436,093	2.12	4.28
2013	2,019,275	18.8108			37,912,290	2.15	(1.96)
2012	3,082,057	19.1871			59,062,317	2.63	9.60

SCP
2016	139,277	20.7905			2,895,693	1.88	20.96
2015	141,882	17.1882			2,438,723	0.57	(11.80)
2014	222,365	19.4881			4,333,505	0.12	3.24
2013	273,886	18.8766			5,170,066	0.68	34.75
2012	616,628	14.0083			8,637,929	0.13	12.50

R02
2016	886	19.4624			17,239	—	15.72
2015	886	16.8183			14,897	—	(0.72)
2014	909	16.9399			15,398	0.09	18.59
2013	910	14.2849			13,006	—	48.99
2012	30	9.5878			300	—	22.25

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
TBC
2016	684,528	$20.4315	to	$27.9110	$15,679,146	—%	0.78%
2015	819,579	20.2729	to	27.6943	18,622,792	—	11.05
2014	1,211,048	18.2553	to	24.9381	26,449,798	—	9.17
2013	1,460,272	16.7223	to	22.8439	29,204,850	0.03	41.15
2012	1,764,125	11.8469	to	16.1838	24,994,990	0.18	18.26

REI
2016	184,072	31.2101			5,745,345	2.33	19.17
2015	240,069	26.1898			6,287,746	1.83	(6.85)
2014	799,464	28.1168			22,478,660	1.70	7.38
2013	987,093	26.1856			25,847,821	1.57	29.72
2012	1,257,556	20.1858			25,384,982	2.17	17.15

RNA
2016	671	25.7503			17,452	0.01	1.31
2015	7,435	25.4181			189,169	—	8.60
2014	326,775	23.4052			7,648,401	—	9.33
2013	393,110	21.4071			8,415,504	—	38.01
2012	455,786	15.5115			7,070,006	0.51	13.12

W42
2016	1,631	21.2505			$34,664	—	13.69
2015	31,008	18.6919			579,595	—	(0.61)
2014	30,384	18.8065			571,412	—	4.78
2013	52,079	17.9478			934,702	0.15	33.75
2012	131,619	13.4186			1,766,141	0.32	20.02

[1]	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
[2]	Ratio represents the total return for the year indicated and reflects the changes in value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return calculated for the year indicated or from the effective date through the end of the reporting period.
[3]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2016 and 2015 and for the Years

Ended December 31, 2016, 2015 and 2014

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2016 and 2015, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2016, 2015 and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years ended December 31, 2016, 2015 and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2017

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2016 AND 2015 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2016	2015
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Debt securities	$7,171,155	$5,853,362
Preferred stocks	33,584	32,634
Common stocks	565,055	550,351
Mortgage loans on real estate	374,983	490,340
Cash, cash equivalents and short-term investments	1,082,724	1,536,423
Contract loans	618,946	630,826
Derivatives	247,258	246,437
Other invested assets	911,089	529,509
Mortgage escrow funds	3,492	3,142
Receivables for securities	20,136	8,167
Investment income due and accrued	101,939	84,071
Amounts recoverable from reinsurers	2,875	4,282
Other amounts receivable under reinsurance contracts	—	8,777
Current federal and foreign income tax recoverable	8,103	8,071
Net deferred tax asset	161,385	213,377
Receivables from parent, subsidiaries and affiliates	1,735	1,298
Cash value of Company Owned Life Insurance	90,540	89,431
Reinsurance deposit asset	1,161,941	1,332,097
Other assets	25,281	24,657

Total general account assets	12,582,221	11,647,252
SEPARATE ACCOUNT ASSETS	25,101,753	25,229,673

TOTAL ADMITTED ASSETS	$37,683,974	$36,876,925

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2016 AND 2015 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2016	2015
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$8,810,475	$7,811,011
Liability for deposit type contracts	467,300	189,353
Contract claims	34,945	45,934
Other amounts payable on reinsurance	8,116	3,232
Interest maintenance reserve	131,313	27,333
Commissions to agents due or accrued	10,135	8,358
General expenses due or accrued	56,085	51,851
Transfers from Separate Accounts due or accrued (net)	(622,380)	(644,905)
Remittances and items not allocated	13,112	31,013
Borrowed money and accrued interest thereon	—	25,000
Asset valuation reserve	115,826	151,228
Payable for securities	319,400	521,988
Funds held under reinsurance treaties with unauthorized and certified reinsurers	263,721	270,742
Funds held under coinsurance	1,161,941	1,332,097
Derivatives	45,249	51,090
Other liabilities	131,088	136,037

Total general account liabilities	10,946,326	10,011,362
SEPARATE ACCOUNT LIABILITIES	25,101,751	25,229,672

Total liabilities	36,048,077	35,241,034
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	410,762	410,756

Total surplus	1,629,460	1,629,454

Total capital stock and surplus	1,635,897	1,635,891

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,683,974	$36,876,925

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
INCOME:
Premiums and annuity considerations	$1,814,434	$1,321,183	$1,783,056
Considerations for supplementary contracts with life contingencies	28,598	28,768	29,190
Net investment income	171,895	381,623	50,614
Amortization of interest maintenance reserve	22,067	18,777	18,502
Commissions and expense allowances on reinsurance ceded	2,442	2,932	3,676
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	436,129	467,433	480,820
Change in cash value of Company Owned Life Insurance	1,109	(515)	(54)
Investment (loss) or gain on reinsurance deposit asset	(327,872)	46,818	102,960
Other income	70,917	93,093	106,183

Total Income	2,219,719	2,360,112	2,574,947
BENEFITS AND EXPENSES:
Death benefits	128,678	142,344	153,679
Annuity benefits	588,881	589,120	682,288
Surrender benefits and withdrawals for life contracts	2,112,722	2,518,026	3,385,457
Interest and adjustments on contract or deposit-type contract funds	(38,729)	6,607	9,688
Payments on supplementary contracts with life contingencies	35,940	31,740	35,769
Increase in aggregate reserves for life and accident and health contracts	971,605	536,439	644,086

Total Benefits	3,799,097	3,824,276	4,910,967
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	118,388	119,118	109,136
Commissions and expense allowances on reinsurance assumed	121	123	127
General insurance expenses	228,521	231,294	216,356
Insurance taxes, licenses and fees, excluding federal income taxes	2,820	4,697	6,025
Net transfers (from) Separate Accounts net of reinsurance	(1,949,196)	(2,160,670)	(2,749,140)
Investment (income) expense on funds held	(178,151)	58,979	(225,350)
Other deductions	2,751	3,990	3,832

Total Benefits and Expenses	2,024,351	2,081,807	2,271,953
Net income from operations before federal income tax (benefit) expense and net realized capital gains (losses)	195,368	278,305	302,994
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(39,991)	(2,729)	6,861

Net income from operations after federal income taxes and before net realized capital gains	235,359	281,034	296,133
Net realized capital gains less capital gains tax and transfers to the interest maintenance reserve	74,587	67,719	19,628

NET INCOME	$309,946	$348,753	$315,761

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,635,891	$1,591,482	$1,410,420
Net income	309,946	348,753	315,761
Change in net unrealized capital (losses) gains, net of deferred income tax	(155,105)	(5,299)	424,710
Change in net unrealized foreign exchange capital (losses) gains	(3,686)	(7,317)	(1,413)
Change in net deferred income tax	(68,842)	(101,139)	(123,660)
Change in nonadmitted assets	62,747	107,496	151,478
Change in liability for reinsurance in unauthorized and certified companies	—	145	(129)
Change in asset valuation reserve	35,402	3,203	(85,470)
Surplus withdrawn from Separate Accounts during period	—	552	—
Changes in Separate Accounts surplus	—	3,106	25,443
Cumulative effect of changes in accounting principles	—	6,255	—
Dividends to stockholders	(300,000)	(311,543)	(185,000)
Prior period adjustment net of tax	(18,108)	—	—
Investment income (expense) on funds held—unrealized	137,652	197	(340,658)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,635,897	$1,635,891	$1,591,482

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,843,032	$1,349,951	$1,812,246
Net investment income	430,578	408,727	322,375
Miscellaneous income	519,373	554,167	609,258

Total receipts	2,792,983	2,312,845	2,743,879
Benefits and loss related payments	(2,833,510)	(3,267,558)	(4,317,666)
Net transfers (from) Separate Accounts	1,971,722	2,221,535	2,869,878
Commissions, expenses paid and aggregate write-ins for deductions	(356,543)	(377,301)	(343,135)
Federal and foreign income taxes (paid) recovered	(20,405)	4,077	(528)

Total payments	(1,238,736)	(1,419,247)	(1,790,395)

Net cash from operations	1,554,247	893,598	953,484

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Debt Securities	13,130,777	2,287,249	2,651,165
Stocks	84,939	25,026	8,079
Mortgage loans	129,924	368,687	141,903
Real Estate	—	13,275	120,126
Other Invested Assets	89,713	83,147	285,341
Net gains or (losses) on cash, cash equivalents and short-term investments	89	(1,558)	212
Miscellaneous proceeds	—	19,113	1,336,187

Total investment proceeds	13,435,442	2,794,939	4,543,013
Cost of investments acquired (long-term only):
Debt Securities	(14,162,654)	(2,827,494)	(3,170,123)
Stocks	(81,889)	(74,352)	(95,569)
Mortgage loans	(118,719)	(165,500)	(61,600)
Real Estate	—	(173)	(1,451)
Other Invested Assets	(607,204)	(94,474)	(582,554)
Miscellaneous applications	(401,611)	(1,276,604)	(130,491)

Total investments acquired	(15,372,077)	(4,438,597)	(4,041,788)
Net decrease (increase) in contract loans and premium notes	11,876	(7,342)	(86,505)

Net cash used in investments	(1,924,759)	(1,651,000)	414,720

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	(25,000)	(185,022)	210,023
Net deposits on deposit-type contracts and other liabilities	277,947	(26,191)	31,062
Dividends to stockholders	(300,000)	(311,543)	(185,000)
Other cash (used) provided	(36,134)	19,477	(67,310)

Net cash used in financing and miscellaneous sources	(83,187)	(503,279)	(11,225)

Net change in cash, cash equivalents and short-term investments	(453,699)	(1,260,681)	1,356,979
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,536,423	2,797,104	1,440,125

End of year	$1,082,724	$1,536,423	$2,797,104

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2016	2015	2014
Exchanges of debt securities	$103,085	$39,626	$192,199
Exchanges of preferred stock	—	150	—
Transfer of other invested assets to real estate	—	5,222	—
Transfer of bonds to common stock	—	18,012	—
Transfer of bonds to other invested assets	—	23,517	—
Transfer of mortgage loan to bonds	117,601	—	—

See notes to statutory financial statements.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct, wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life, disability, dental and stop-loss insurance to Sun Life and Health Insurance Company (U.S.), a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP No. 97”), are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”), and controlled partnerships are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

(“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERROR

During 2016, the Company discovered an error related to the prior year computation of “Aggregate reserves for life contracts.” The December 31, 2015 balance was understated by $27.9 million. This error has been adjusted and recorded, net of tax, through surplus in the amount of $18.1 million.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market investments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments are stated at amortized cost which approximates fair value. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.    If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions.

Interest rate swaps are employed for duration matching purposes and are also used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain Standard & Poor’s indices have been designated as fair value hedges of the index credits of certain of the Company’s fixed index annuity contracts. The options are reported at fair value if proven highly effective. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include a market value adjustment (“MVA”) feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the insulated variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective August 26, 2016, the NAIC adopted changes to SSAP No. 51R, Life Contracts (“SSAP No. 51R”), to provide guidance on how to determine the change in valuation basis under principle-based reserving. The adoption of the revisions within SSAP No. 51R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2015, the NAIC adopted SSAP No. 40R, Real Estate Investments (“SSAP No. 40R”). SSAP No. 40R provides guidance for a single real estate property investment that is wholly-owned by a limited liability company under certain conditions. The adoption of SSAP No. 40R had an impact of $6.3 million on the Company, which has been recorded in “Cumulative effect of changes in accounting principles” in the Statutory Statements of Changes in Capital Stock and Surplus. This amount represents the value of a previously non-admitted other invested asset which became admitted upon adoption of SSAP No. 40R.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties for the reporting period.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Investments in Subsidiaries

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2016	2015
DLNY	Insurance	$404,361	$401,810
DL Reinsurance Company	Insurance	31,647	30,573
Delaware Life Reinsurance (U.S.) Corp.	Insurance	20,250	—
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$457,712	$433,837

The Company made capital contributions totaling $20.3 million to its newly formed wholly-owned subsidiary, Delaware Life Reinsurance (U.S.) Corp., during the fourth quarter of 2016.

In October 2015, the Company sold its wholly-owned subsidiary, DL Information Services Ireland Limited (“DL Ireland”), for $256 thousand. In December 2016, the Company dissolved its wholly-owned subsidiary, DL Information Services Canada (“DL Canada”). The non-admitted equity value of DL Canada was $0.7 million at December 31, 2015.

The Company made capital contributions totaling $30 million to DLRC during the fourth quarter of 2014.

The Statement of Admitted Assets amount for all SSAP No. 97 8a entities as of December 31, 2016 and 2015 was as follows:

(In Thousands)

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
Clarendon Insurance Agency, Inc.	100%	$1,454	$1,454	$—

Total SSAP No. 97 8a Entities	XXX	$1,454	$1,454	$—

The Company’s Sub -2 filing for the above entity will be completed in accordance with SSAP No. 97.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

The Company owns controlling membership interests in the following limited liability companies:    DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital LLC; Clear Spring PC Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2015-1, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2016 and as of December 31, 2015.

In June 2015, the Company organized DL Investment Holdings 2015-1, LLC, a Delaware limited liability company, as an investment subsidiary, for the purpose of engaging in certain hedging activities associated with the Company’s variable annuity products. No capital contributions were made to DL Investment Holdings 2015-1, LLC during 2015. The Company contributed a total of $539.4 million of capital to DL Investment Holdings 2015 -1, LLC during 2016.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company also owns the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”). The real estate asset originally held in the LLC was disposed of during 2015. There was a nominal cash balance in the LLC as of December 31, 2016 and 2015.

Dividends

In November 2016 and September 2015, the Company received ordinary dividends from DLNY in the amounts of $17.2 million and $36.5 million respectively. Refer to Note 15 for a summary of dividends paid to the Parent.

Reinsurance-Related Agreements

The Company entered into a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds held coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. The Department approved the VA Treaty on December 29, 2014 and it was effective December 31, 2014. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment income on reinsurance deposit asset.

The Company also entered into a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds held basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. The Department approved the FIA Treaty on June 30, 2015, with an effective date as of January 1, 2015. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment income on reinsurance deposit asset.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses and investment income or loss from hedging instruments. “Investment gains (losses) on funds held” represents amounts received or paid on hedging instruments and realized gains and loss on dispositions of hedging instruments. “Investment income on funds-held - unrealized” represents the unrealized gain or loss for the period on hedging instruments. “Investment expense on reinsurance deposit liability” represents the net gains and loss on all hedging instruments.

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

A summary of the impact of these two treaties on the Company’s December 31, 2016, December 31, 2015 and December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is below:

(In Thousands)
	Treaty Impacts
Statement of Operations	2016	2015	2014
Investment (Loss) Income on Reinsurance Deposit Asset	$(327,872)	$46,818	$102,960

Total Revenue	(327,872)	46,818	102,960
Investment Expense on Funds Held	(190,220)	47,016	(237,698)

Total Policyholder Benefits and Expenses	(190,220)	47,016	(237,698)
Net (Loss) Gain from Operations After Dividends and Before Federal Income Taxes	(137,652)	(198)	340,658

Statement of Changes in Capital Stock and Surplus
Investment Benefit (Expense) on Funds Held—Unrealized	137,652	198	(340,658)
Net Change in Capital Stock and Surplus from
Reinsurance Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,161.9 million and $1,332.1 million at December 31, 2016 and 2015, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate and bank-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-withheld basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 1.15%. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note will mature on June 30, 2017. There was no outstanding balance at December 31, 2016 or 2015.

As of December 31, 2016 and 2015, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which are related parties as of December 31, 2016, (the “Noteholders”).

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2016, the Noteholders were as follows:

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2016 and 2015 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2016 and 2015
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2016, 2015 and 2014, respectively. Total interest paid from inception through December 31, 2016 was approximately $862.8 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2016 and 2015.

Administrative Services Agreements

The Company is party to various related-party agreements.

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $1.8 million, $2.8 million and $3.2 million, respectively, for the years ended December 31, 2016, 2015 and 2014, of which $0.1 million, $0.3 million and $0.4 million, respectively, were allocated to the Company’s subsidiary, DLNY.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $9.2 million, $13.0 million and $14.8 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.2 million, $0.3 million and $0.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with its wholly-owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has an administrative and tax services agreement with Barbco, pursuant to which the Company provides administrative and tax services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.2 million, $0.6 million and $35 thousand for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2016, 2015 and 2014 were negligible.

The Company had an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provided administrative and support services to the Company and its U.S. affiliates. Expenses incurred under this agreement amounted to $1.3 million, $5.1 million and $8.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $5.3 million, $9.9 million and $10.9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.8 million, $1.6 million and $1.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

expenses related to this agreement were incurred during 2016. There were $132 thousand and $34 thousand in expenses incurred related to this agreement for the years ended December 31, 2015 and 2014, respectively.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $57.0 million, $49.5 million and $47.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a services agreement with se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $24.4 million, $8.9 million and $3.6 million for the years ended December 31, 2016, 2015 and 2014, respectively. In addition, the Company incurred $35.9 million, $31.4 million and $18.9 million of conversion costs related to this agreement for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a Master Agency Agreement with Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement, under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under the Commission Payment Facility Agreement amounted to approximately $20.1 million and $18.9 million in 2016 and 2015, respectively. The Company did not incur expenses related to this agreement in 2014.

The Company has a Master Agency Agreement with Divinshire Insurance Agency, LLC (“Divinshire”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement, under which the Company authorizes Divinshire to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under the Commission Payment Facility Agreement amounted to approximately $9.1 million in 2016. While this Agreement was entered into during 2015, no expenses were incurred during that year.

The Company has a selling agreement among the Company, GIS, and South Blacktree, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2016, 2015 and 2014.

The Company had $1.7 million and $1.3 million due from affiliates, $0 and $0.3 million due to affiliates, and $18.0 million and $13.4 million, included in general expenses due or accrued to other related parties, as of December 31, 2016 and 2015, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

During 2016, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $552 million. The Company also sold a portion of these investments back to these affiliates, totaling $773 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $35.6 million of investment income related to affiliated short-term investments in 2016 and the average yield was 6.86%. As of December 31, 2016, the Company held $238 million of affiliated short-term investments. During 2016, the Company sold public bonds to related parties and recognized gains of $50.1 million before taxes and transfers to the IMR.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also sold a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to these short-term investments in 2015 and the

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

average yield was 7.23%. As at December 31, 2015, the Company held $458 million of affiliated short-term investments.

In 2014, the Company’s wholly-owned subsidiary, DL Service Holdings, LLC, purchased corporate-owned life insurance (“COLI”) with a cash value of $89.9 million as of December 31, 2014 on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a former related party. At December 31, 2016 the cash surrender value of these COLI policies was $90.5 million, which included additional policy loans from ELIC totaling $68.4 million and $38.6 million during 2015 and 2014, respectively. There were no additional policy loans during 2016.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member limited liability company, IDF IX, LLC, with a total value of $177.1 million, outstanding policy loans of $115.3 million, and recognized premium income of $177.3 million. During 2015, the Company recognized additional premium income of $25.0 million. No additional premium income was recognized in 2016. Outstanding policy loans totaled $158.7 and $148.1 million, including capitalized interest, at December 31, 2016 and 2015, respectively. The net cash value of the policies was $225.5 and $211.2 million at December 31, 2016 and 2015, respectively.

At December 31, 2016 and 2015, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31,
(In Thousands)	2016	2015
Debt Securities	$701,349	$911,485
Common Stocks	68,111	67,849
Short-term Investments	—	—
Other Invested Assets	65,749	48,000

Total	$835,209	$1,027,334

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2016 and December 31, 2015 was approximately $248.6 million and $272.5 million, respectively. At December 31, 2016 and 2015, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company,

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $8.3 million and $9.3 million at December 31, 2016 and 2015, respectively. There is no liability accrued for this guaranty.

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2016
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$261,022	$327	$(10,022)	$251,327
All Other Governments	15,153	—	(127)	15,026
U.S. States, Territories and Possessions (Direct and Guaranteed)	2,917	140	(28)	3,029
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	118,311	3,029	(2,099)	119,241
Industrial and Miscellaneous (Unaffiliated)	6,711,808	92,061	(184,830)	6,619,040
Hybrid Securities	32,012	449	(5,364)	27,097
SVO Identified Funds	29,932	—	—	29,932

Total Debt Securities	$7,171,155	$96,006	$(202,470)	$7,064,692

Preferred Stocks	$33,584	$243	$(437)	$33,390

	December 31, 2015
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$225,249	$518	$(1,034)	$224,733
All Other Governments	20,059	1,378	(18)	21,419
U.S. States, Territories and Possessions (Direct and Guaranteed)	8,805	185	(188)	8,802
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	213,464	5,949	(2,171)	217,242
Industrial and Miscellaneous (Unaffiliated)	5,352,038	66,553	(162,162)	5,256,429
Hybrid Securities	33,747	760	(6,535)	27,972

Total Debt Securities	$5,853,362	$75,343	$(172,108)	$5,756,597

Preferred Stocks	$32,634	$424	$(997)	$32,061

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2016
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$262,226	$262,663
Due after one year through five years	1,120,571	1,108,922
Due after five years through ten years	1,641,919	1,613,863
Due after ten years	1,778,118	1,697,002
SVO Identified Funds—Bond Mutual Funds	29,932	29,932

Total before asset and mortgage-backed securities	4,832,766	4,712,382

Asset and mortgage-backed securities	2,338,389	2,352,310

Total	$7,171,155	$7,064,692

Proceeds from sales and maturities of investments in debt securities and preferred stock during 2016, 2015 and 2014, were $13.2 billion, $2.4 billion and $2.7 billion, including non-cash transactions of $103.1 million, $86.5 million and $192.2 million, respectively; gross gains were $198.3 million, $48.6 million and $69.1 million respectively; and gross losses were $12.7 million, $11.3 million and $8.6 million, respectively.

The Company had unfunded commitments for future private placement fundings of $258.2 million as of December 31, 2016. The Company also had commitments for future private placement fundings of $355.4 million as of December 31, 2015.

Debt securities included above with a statement value of approximately $5.0 million, $4.1 million and $4.1 million for the years ended December 31, 2016, 2015 and 2014, respectively, were on deposit with governmental authorities as required by law.

Investment-grade debt securities were 95.1%, 94.1% and 91.0% of the Company’s total debt securities as of December 31, 2016, 2015 and 2014, respectively.

The fair value of publicly-traded debt securities is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2016, 2015 and 2014 on LBSS held as of December 31, 2016, 2015 and 2014, respectively, pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2016, 2015 and 2014, the Company incurred write-downs of debt securities totaling $0.3 million, $1.4 million and $0.0 million, respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2016 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	5	$180,042	$(10,022)	—	$—	$—	5	$180,042	$(10,022)
All Other Governments	1	15,026	(127)	—	—	—	1	15,026	(127)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	988	(28)	—	—	—	2	988	(28)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	21	52,722	(2,099)	—	—	—	21	52,722	(2,099)
Industrial and Miscellaneous (Unaffiliated)	461	3,318,544	(154,758)	99	563,495	(30,072)	560	3,882,039	(184,830)
Hybrid Securities	2	1,655	(11)	3	19,998	(5,353)	5	21,653	(5,364)
SVO Identified Funds	—	—	—	—	—	—	—	—	—

Total Debt Securities	492	$3,568,977	$(167,045)	102	$583,493	$(35,425)	594	$4,152,470	$(202,470)

Preferred Stocks	2	$1,782	$(18)	6	$15,701	$(419)	8	$17,483	$(437)

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2015 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	9	$167,294	$(661)	1	$49,734	$(373)	10	$217,028	$(1,034)
All Other Governments	4	3,038	(18)	—	—	—	4	3,038	(18)
U.S. States, Territories and Possessions (Direct and Guaranteed)	3	4,325	(188)	—	—	—	3	4,325	(188)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	43	80,212	(1,644)	15	10,372	(527)	58	90,584	(2,171)
Industrial and Miscellaneous (Unaffiliated)	1,124	2,890,637	(143,174)	61	225,126	(18,988)	1,185	3,115,763	(162,162)
Hybrid Securities	4	10,076	(2,709)	2	10,650	(3,826)	6	20,726	(6,535)

Total Debt Securities	1,187	$3,155,582	$(148,394)	79	$295,882	$(23,714)	1,266	$3,451,464	$(172,108)

Preferred Stocks	2	$10,725	$(289)	1	$15,412	$(708)	3	$26,137	$(997)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.1 million as of December 31, 2016. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,610	$1,610	$1,674
Structured Securities	500	500	507

	$2,110	$2,110	$2,181

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.5 million as of December 31, 2015. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,371	$2,483	$2,485

	$4,371	$2,483	$2,485

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

5* Securities

The Company’s overall exposure to 5* securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5* Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	3	4	$12,383	$13,683	$13,347	$14,646

Total	3	4	$12,383	$13,683	$13,347	$14,646

4. MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio.

In cases where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2016 and 2015 (in thousands):

	2016	2015
Alabama	$3,685	$3,850
Arizona	2,625	9,807
California	18,598	22,566
Colorado	18,424	18,994
District of Columbia	54,584	61,401
Florida	820	3,274
Georgia	1,977	2,564
Idaho	1,574	1,636
Illinois	27,306	1,227
Kansas	—	1,451
Kentucky	3,005	3,608
Louisiana	1,324	8,638
Maine	1,346	—
Maryland	—	1,376
Massachusetts	1,753	1,945
Michigan	5,934	7,821
Minnesota	12,383	21,349
Missouri	—	9,381
Mississippi	2,795	2,901
Nebraska	—	945
New Jersey	6,213	6,574
New Mexico	4,628	4,857
New York	139,363	141,385
North Carolina	8,786	11,668
Ohio	10,814	16,070
Oregon	9,381	9,981
Pennsylvania	6,831	8,633
Rhode Island	241	321
South Carolina	2,435	18,653
Tennessee	78	1,533
Texas	16,815	26,580
Utah	4,322	8,557
Virginia	2,180	52,602
Washington	2,361	2,776
West Virginia	—	3,218
Wisconsin	1,915	4,158
Great Britain	2,947	—
General Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

The Company had $46.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2016. The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2015.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company originated 17 mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3% to 13.68%, three mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25% and six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65%. During the years ended December 31, 2016, 2015 and 2014, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2016 and 2015. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million and $12.0 million at December 31, 2016 and 2015, respectively. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2016 and 2015, the Company individually and collectively evaluated loans with a gross carrying value of $377.4 million and $502.3 million, respectively.

As of December 31, 2016 and 2015, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2016. One loan with a carrying value of $1.7 million was past due for a period greater than 90 days at December 31, 2015 and was a non-admitted asset at December 31, 2015.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2016
Recorded Investment
Current	$—	$—	$—	$—	$377,443	$—	$377,443
December 31, 2015
Recorded Investment
Current	$—	$—	$—	$—	$499,911	$—	$499,911

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2016 or 2015.

The Company did not have any investments in impaired loans during 2016 or 2015.

Allowance for Credit Losses:

(In Thousands)	2016	2015	2014
Balance at Beginning of Period	$11,960	$15,415	$15,727
Additions Charged to Operations	—	—	1,108
Direct Write-downs Charged Against The Allowances Recoveries of Amounts Previously Charged Off	(9,500)	(3,455)	(1,420)

Balance at End of Period	$2,460	$11,960	$15,415

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with the lowest rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, aggregated by internal risk rating as of December 31, 2016 and 2015:

(In Thousands) Internal Risk Rating	2016	2015
AA	$68,702	$127,201
A	156,252	117,797
BBB	35,029	44,837
BB and Lower	117,460	212,465

Total	$377,443	$502,300

Total Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

The following table provides an aging of past due commercial mortgage loans as of December 31, 2016 and 2015, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2016	2015
Current	$377,443	$499,911
30-59 Days Past Due	—	232
60-89 Days Past Due	—	2,157

Total Past Due	$—	$2,389

Total Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

5.	REAL ESTATE

The Company held no real estate property at the end of December 31, 2016. The Company sold its remaining two real estate properties during the 2015 statement period. The sales resulted in net realized gains of $1.7 million. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Realized Gains (Losses):
Debt Securities	$185,285	$35,808	$60,537
Preferred Stocks	16	141	79
Common Stocks	7,060	(209)	—
Common Stocks of Affiliates	—	278	—
Mortgage Loans	63	17,486	—
Real Estate	—	1,678	21,273
Cash, Cash Equivalents and Short-term Investments	88	265	212
Other Invested Assets	950	(1,864)	(2)
Other Hedging Investments	4,783	(143)	(62,216)
Derivative Instruments	63,478	56,014	51,430

Subtotal	261,723	109,454	71,313
Capital Gains Tax Expense (Benefit)	60,364	6,100	(3,669)

Net Realized Gains	201,359	103,354	74,982
(Gains) Transferred to IMR (Net of Taxes)	$(126,772)	$(35,635)	$(55,354)

Total	$74,587	$67,719	$19,628

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Changes in Net Unrealized Capital Gains (Losses) Net of Deferred Income Tax:
Debt Securities	$119	$(267)	$2,659
Common Stocks of Non-affiliates	8,003	759	—
Common Stocks of Affiliates	2,897	(15,020)	18,189
Mortgage Loans	6,175	2,246	203
Derivative Instruments	(39,386)	14,374	392,514
Other Hedging Investments	(135,495)	(9,597)	9,597
Other Invested Assets	2,582	2,206	1,548

Total	$(155,105)	$(5,299)	$424,710

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was $57.6 million, $4.9 million and ($26.6) million at December 31, 2016, 2015 and 2014, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Debt Securities (Unaffiliated)	$296,501	$259,795	$197,595
Debt Securities (Affiliated)	—	1,246	—
Preferred Stocks (Unaffiliated)	1,943	1,992	1,813
Common Stocks (Unaffiliated)	11,747	11,212	—
Common Stocks (Affiliated)	18,038	37,047	—
Mortgage Loans	26,223	41,268	50,062
Real Estate	—	1,664	8,822
Contract Loans	34,293	26,230	22,837
Cash, Cash Equivalents and Short-term Investments	62,031	48,296	62,575
Derivative Instruments	(243,007)	(11,850)	(225,328)
Other Invested Assets	37,645	35,822	22,160
Other Investment Income	3	—	—

Gross Investment Income	245,417	452,722	140,536

Interest Expense on Surplus Notes	43,260	43,260	43,260
Investment Expenses and Other Interest Expense on Borrowed Money	30,262	27,839	46,662

Net Investment Income	$171,895	$381,623	$50,614

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2016 and 2015 was $0 and $309.5 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not a designated effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Beginning in July 2015, the Company began hedging its fixed index annuity product with OTC options utilizing the CROCI, Sector III, and MAA indices. The equity exposure embedded in the annuity contract is hedged using these options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2016 and 2015, the Company pledged $146.8 million and $175.5 million, respectively, in U.S. Treasury securities and corporate bonds as collateral to counterparties. At December 31, 2016 and 2015, counterparties pledged to the Company $131.4 million and $128.6 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Derivatives are carried in accordance with SSAP No. 86, Derivatives. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2016
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,702,000	$40,468	$—	$40,468
Currency Swaps	102,509	20,806	—	20,806
FX Forwards	4,954	44	—	44
Payor Swaptions	800,000	2,707	7,890	(5,183)
Receiver Swaptions	—	—	—	—
Equity Index Options	1,379,451	138,055	49,796	88,259

Total	$4,988,914	$202,080	$57,686	$144,394

	Outstanding at
	December 31, 2015
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,410,000	$47,101	$—	$47,101
Currency Swaps	73,099	5,013	—	5,013
TBA’s	5,565	5,750	5,755	(5)
FX Forwards	—	—	—	—
Payor Swaptions	800,000	3,720	7,890	(4,170)
Receiver Swaptions	75,000	1,341	2,126	(785)
Equity Index Options	1,898,914	111,472	28,056	83,416

Total	$5,262,578	$174,397	$43,827	$130,570

At December 31, 2016 and 2015, open futures contracts had a notional value of $2,368.0 million and $4,324.4 million and a fair value of ($0.1) million and $20.9 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has miscellaneous liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $263.7 million and $270.7 million at December 31, 2016 and 2015, respectively.

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Premiums and Annuity Considerations:
Direct	$1,891,709	$1,369,407	$1,848,605
Ceded—Affiliated	(60,552)	(33,974)	(51,827)
Ceded—Non-affiliated	(16,723)	(14,250)	(13,722)

Net Premiums and Annuity Considerations	$1,814,434	$1,321,183	$1,783,056

Insurance and Other Individual Policy Benefits and Claims:
Direct	824,340	804,664	915,197
Assumed—Non-affiliated	4,287	4,621	6,978
Ceded—Affiliated	(62,746)	(29,383)	(41,766)
Ceded—Non-affiliated	(12,381)	(16,698)	(8,673)

Net Policy Benefits and Claims	$753,500	$763,204	$871,736

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2016 and 2015, the Company had $15.0 million and $15.5 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.3 million and $3.3 million as of December 31, 2016 and 2015, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2016 and 2015 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $38.4 million and $236.4 million at December 31, 2016 and 2015, respectively.

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2016

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2016	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$4,181,594	$631,068	$—	$4,812,662	22.30%
At Book Value Less Current Surrender Charge of 5% or More	905,638	—	—	905,638	4.20%
At Fair Value	—	—	13,278,650	13,278,650	61.53%

Total with Adjustment or at Market Value	5,087,232	631,068	13,278,650	18,996,950	88.03%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,553,695	—	—	1,553,695	7.20%
Not Subject to Discretionary Withdrawal	1,010,759	—	20,000	1,030,759	4.77%

Total (Gross: Direct and Assumed)	7,651,686	631,068	13,298,650	21,581,404	100.00%
Reinsurance Ceded	29,630	—	—	29,630

Total (Net)	$7,622,056	$631,068	$13,298,650	$21,551,774

December 31, 2015

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2015	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$2,500,107	$769,505	$—	$3,269,612	15.39%
At Book Value Less Current Surrender Charge of 5% or More	1,101,664	—	—	1,101,664	5.19%
At Fair Value	—	—	14,397,807	14,397,807	67.77%

Total with Adjustment or at Market Value	3,601,771	769,505	14,397,807	18,769,083	88.35%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,707,249	—	—	1,707,249	8.04%
Not Subject to Discretionary Withdrawal	746,407	—	20,837	767,244	3.61%

Total (Gross: Direct +Assumed)	6,055,427	769,505	14,418,644	21,243,576	100.00%
Reinsurance Ceded	29,210	—	—	29,210

Total (Net)	$6,026,217	$769,505	$14,418,644	$21,214,366

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $25,101.8 million and $25,229.7 million as of December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, the Company’s Separate Account statement included legally insulated assets of $23,977.7 million and $24,042.0 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2016 were attributed to the following products:

Product (In Thousands)	Legally Insulated Assets	Non - Legally Insulated Assets
Variable Life	$10,500,264	$—
Variable Annuity	13,477,456	—
MVA Annuity	—	1,124,033

Total	$23,977,720	$1,124,033

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $20,856.1 million and $21,883.7 million of non-guaranteed Separate Account reserves and $631.1 million and $769.5 million of guaranteed Separate Account reserves as of December 31, 2016 and 2015, respectively.

As of December 31, 2016 and 2015, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $16,133.9 million and $17,247.9 million, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $207.6 million, $206.8 million and $194.2 million were received by the General Account from the Separate Accounts during the years ended December 31, 2016, 2015 and 2014, respectively.

For the years ended December 31, 2016, 2015 and 2014, the Company’s General Account paid $95.7 million, $81.0 million and $81.6 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2016 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2016	$(24,596)	$143,910	$119,314
Reserves at 12/31/2016
For Accounts with Assets at:
Fair Value	184,400	20,856,124	21,040,524
Amortized Cost	446,668	—	446,668

Total Reserves	$631,068	$20,856,124	$21,487,192

By Withdrawal Characteristics:
With Market Value Adjustment	$631,068	$—	$631,068
At Fair Value	—	20,836,124	20,836,124

Subtotal	631,068	20,836,124	21,467,192
Not Subject to Discretionary Withdrawal	—	20,000	20,000

Total	$631,068	$20,856,124	$21,487,192

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

An analysis of the Separate Account reserves as of December 31, 2015 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2015	$14,225	$205,027	$219,252
Reserves at 12/31/2015
For Accounts with Assets at:
Fair Value	240,838	21,883,718	22,124,556
Amortized Cost	528,667	—	528,667

Total Reserves	$769,505	$21,883,718	$22,653,223

By Withdrawal Characteristics:
With Market Value Adjustment	$769,505	$—	$769,505
At Fair Value	—	21,862,881	21,862,881

Subtotal	769,505	21,862,881	22,632,386
Not Subject to Discretionary Withdrawal	—	20,837	20,837

Total	$769,505	$21,883,718	$22,653,223

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Transfers to Separate Accounts	$119,314	$219,252	$389,023
Transfers (from) Separate Accounts	(2,068,510)	(2,379,922)	(3,138,163)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(1,949,196)	$(2,160,670)	$(2,749,140)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial montages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2016 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Common Stock-Unaffiliated (a)
Industrial and Miscellaneous	$—	$2,220	$105,124	$107,344
Debt Securities-Unaffiliated (b)
Asset-backed Securities	—	—	1,219	1,219
Industrial and Miscellaneous	—	21	—	21
Derivative Assets (d)
Interest Rate Contracts	37,084	44,918	1,551	83,553
Equity Contracts	4,750	138,054	—	142,804
Foreign Exchange Contracts	47	20,854	—	20,901
Separate Accounts Assets (c) (e)	15,281,948	5,731,366	418,867	21,432,181

Total Assets at Fair Value	$15,323,829	$5,937,433	$526,761	$21,788,023

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(35,432)	$—	$(35,432)
Derivative Liabilities (d)
Interest Rate Contracts	(8,253)	(32,532)	—	(40,785)
Equity Contracts	(2,130)	—	—	(2,130)
Foreign Exchange Contracts	(2,329)	(5)	—	(2,334)

Total Liabilities at Fair Value	$(12,712)	$(67,969)	$—	$(80,681)

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2015 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Common Stock-Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$116,514	$116,514
Debt Securities-Unaffiliated (b)
Asset-backed Securities	—	—	1,093	1,093
Industrial and Miscellaneous	—	32	—	32
Derivative Assets (d)
Interest Rate Contracts	30,169	65,042	2,647	97,858
Equity Contracts	18,557	122,030	—	140,587
Foreign Exchange Contracts	2,978	5,014	—	7,992
Separate Accounts Assets (c) (e)	16,696,658	5,947,855	407,263	23,051,776

Total Assets at Fair Value	$16,748,362	$6,139,973	$527,517	$23,415,852

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(38,321)	$—	$(38,321)
Derivative Liabilities (d)
Interest Rate Contracts	(4,375)	(35,581)	—	(39,956)
Equity Contracts	(10,577)	—	—	(10,577)
Foreign Exchange Contracts	(557)	—	—	(557)

Total Liabilities at Fair Value	$(15,509)	$(73,902)	$—	$(89,411)

(a)	Common stocks are carried at fair value.
(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,781 million and $1,202 million of investment income and receivables due at December 31, 2016 and 2015, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)	Excludes assets with a fair value of $226.3 million and $287.9 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2016 and December 31, 2015.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2016:

(In Thousands)	Beginning Balance at 01/01/2016	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
Assets:
Common Stock Unaffiliated	$116,514	$—	$(3,953)	$3,438	$9,626	$56,562	$—	$(76,617)	$(446)	$105,124
Debt Securities—Unaffiliated:
Asset-backed Securities	1,093	—	—	—	126	—	—	—	—	1,219
Derivative Assets	2,647	—	—	—	858	—	—	693	(2,647)	1,551
Separate Accounts Assets	407,263	6,043	(48,884)	(368)	4,533	148,092	113	(79,269)	(18,656)	418,867

Total Assets	$527,517	$6,043	$(52,837)	$3,070	$15,143	$204,654	$113	$(155,193)	$(21,749)	$526,761

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2015:

(In Thousands)	Beginning Balance at 01/01/2015	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2015
Assets:
Common Stock Unaffiliated	$47,719	$17,647	$—	$24	$759	$69,122	$—	$(18,640)	$(117)	$116,514
Debt Securities—Unaffiliated:
Asset-backed Securities	1,471	—	—	—	(378)	—	—	—	—	1,093
Derivative Assets	—	16,262	(13,557)	(58)	—	—	—	—	—	2,647
Separate Accounts Assets	268,878	92,739	(34,555)	972	(6,076)	243,344	—	(126,653)	(31,386)	407,263

Total Assets	$318,068	$126,648	$(48,112)	$938	$(5,695)	$312,466	$—	$(145,293)	$(31,503)	$527,517

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2016:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt Securities—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,219	26	29
Common Stocks	Market Pricing	Quoted Prices	83,640	88-107	101
	Market Pricing	Quoted Prices	105,124	1-193	62
Separate Accounts Assets	Matrix Pricing	Spreads	61,962	94-193	101
	Market Pricing	Quoted Prices	5,802	31-105	97
	Amortized Cost	None	—	—	—

Total Assets			$257,747

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2015:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt Securities—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,093	26	26
Common Stocks	Matrix Pricing	Spreads	114,781	1-192	25
	Matrix Pricing	Quoted Prices	1,733	58	58
Separate Accounts Assets	Matrix Pricing	Spreads	16,845	29-109	96
	Matrix Pricing	Quoted Prices	125,820	60-115	100
	Amortized Cost	None	252	50	50

Total Assets			$260,524

There were no significant changes made in valuation techniques during 2016 and 2015.

Derivative values in the above tables are presented on a gross basis.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2016:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,082,724	$1,082,724	$231,516	$851,208	$—	—
Debt Securities	7,064,692	7,171,115	195,033	5,098,312	1,771,347	—
Preferred Stocks	33,390	33,584	—	33,390	—	—
Common Stocks	107,344	107,344	—	2,220	105,124	—
Mortgages Loans on Real Estate	384,539	374,983	—	—	384,539	—
Derivatives – Options and Swaptions	140,761	140,761	—	139,210	1,551	—
Derivatives – Swaps and Forwards	101,700	101,700	37,084	64,616	—	—
Derivatives—Futures	4,797	4,797	4,797	—	—	—
Contract Loans	663,327	618,946	—	—	663,327	—
Other Invested Assets (a)	404,750	402,561	—	—	404,750	—
Separate Account Assets (b)	22,064,950	22,094,787	15,288,428	6,226,820	549,702	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(513,530)	(467,300)	—	—	(513,530)	—
Derivatives – Swaps and Forwards	(40,382)	(40,382)	(7,844)	(32,538)	—	—
Derivatives—Futures	(4,867)	(4,867)	(4,867)	—	—	—
Separate Account Liabilities	(60,707)	(60,707)	—	(35,432)	(25,275)	—

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2015:

(In Thousands)	Aggregate	Statement				Not Practicable
Type of Financial Instrument	Fair Value	Value	Level 1	Level 2	Level 3	(Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,536,423	$1,536,423	$678,448	$857,975	$—	—
Debt Securities	5,756,624	5,853,362	217,169	2,682,365	2,857,090	—
Preferred Stocks	32,061	32,634	—	32,061	—	—
Common Stocks	116,514	116,514	—	—	116,514	—
Mortgages Loans on Real Estate	497,360	490,340	—	—	497,360	—
Derivatives – Options and Swaptions	127,089	127,089	—	124,442	2,647	—
Derivatives – Swaps and Forwards	97,810	97,810	30,167	67,643	—	—
Derivatives—Futures	21,538	21,538	21,538	—	—	—
Contract Loans	669,276	630,826	—	—	669,276	—
Other Invested Assets (a)	432,544	428,832	—	8,720	423,824	—
Separate Account Assets (b)	23,739,760	23,739,052	16,717,221	6,392,174	630,365	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(199,186)	(189,353)	—	—	(199,186)	—
Derivatives – Options and Swaptions	(10,557)	(10,557)	(10,557)	—	—	—
Derivatives – Swaps and Forwards	(39,945)	(39,945)	(4,365)	(35,580)	—	—
Derivatives—Futures	(588)	(588)	(588)	—	—	—
Societe Generale	(25,000)	(25,000)	(25,000)	—	—	—
Separate Account Liabilities	(67,698)	(67,698)	—	(38,321)	(29,377)	—

(a)	Excludes assets with a fair value of $104.8 million and $100.7 million at December 31, 2016 and 2015, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value.
(b)	Excludes assets with a fair value of $226.3 million and $287.9 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at NAV using the practical expedient.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate –The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts – The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

14.	FEDERAL INCOME TAXES

The application of SSAP No.101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2016 and December 31, 2015.

The components of the Company’s DTAs and DTLs as of December 31, 2016 and December 31, 2015 were as follows:

(In Thousands)	December 31, 2016			December 31, 2015			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$262,307	$—	$262,307	$368,714	$—	$368,714	$(106,407)	$—	$(106,407)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	262,307	—	262,307	368,714	—	368,714	(106,407)	—	(106,407)
Deferred Tax Assets Nonadmitted	—	—	—	64,719	—	64,719	(64,719)	—	(64,719)

Subtotal Net Admitted Deferred Tax Assets	262,307	—	262,307	303,995	—	303,995	(41,688)	—	(41,688)
Deferred Tax Liabilities	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$161,385	$—	$161,385	$213,377	$—	$213,377	$(51,992)	$—	$(51,992)

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2016			December 31, 2015			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$28,448	$—	$28,448	$—	$—	$—	$28,448	$—	$28,448
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	132,937	—	132,937	213,377	—	213,377	(80,440)	—	(80,440)
(c) 11.b.i	132,937	—	132,937	228,470	—	228,470	(95,533)	—	(95,533)
(d) 11.b.ii	—	—	221,177	—	—	213,377	—	—	7,800
(e) Admitted Pursuant to 11.c.	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

(f) Total Admitted Under 11.a.—11.c.	262,307	—	262,307	303,995	—	303,995	(41,688)	—	(41,688)
(g) Deferred Tax Liabilities	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$—	$161,385	$213,377	$—	$213,377	$(51,992)	$—	$(51,992)

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

	2016	2015
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1,222%	1,286%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,474,512,349	$1,422,514,602

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2016		December 31, 2015		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$262,307	—	$368,714	—	$(106,407)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	4.00%	0.00%	(4.00)%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$262,307	—	$303,995	—	$(41,688)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	4.00%	0.00%	6.00%	0.00%	(2.00)%	0.00%

The Company’s tax planning strategies included the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2016	December 31, 2015	December 31, 2014
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(39,991)	$(2,729)	$6,861
Federal Income Tax Expense on Net Capital Gains	60,364	6,099	(3,669)

Current Income Tax Expense	$20,373	$3,370	$3,192

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The main components of the Company’s DTAs and DTLs as of December 31, 2016 and 2015 were as follows:

(In Thousands)	December 31, 2016	December 31, 2015	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$177,897	$242,840	$(64,943)
Investments	21,898	40,433	(18,535)
Deferred Acquisition Costs	20,352	14,715	5,637
Net Operating Loss Carryforward	—	29,529	(29,529)
Other (Including Items <5% of Total Ordinary Tax Assets)	42,160	41,197	963

Total Ordinary Deferred Tax Assets	$262,307	$368,714	$(106,407)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	64,719	(64,719)

Admitted Ordinary Deferred Tax Assets	$262,307	$303,995	$(41,688)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$262,307	$303,995	$(41,688)

Deferred Tax Liabilities:
Ordinary
Investments	$44,270	$17,154	$27,116
Policyholder Reserves	56,652	73,464	(16,812)

Subtotal	$100,922	$90,618	$10,304
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$100,922	$90,618	$10,304

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$213,377	$(51,992)

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2016	December 31, 2015	Change
Total Deferred Tax Assets	$262,307	$368,714	$(106,407)
Total Deferred Tax Liabilities	100,922	90,618	10,304

Net Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$278,096	$(116,711)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$278,096	$(116,711)
Tax Effect of Unrealized (Gains)/Losses			(57,619)

Change in Net Deferred Income Tax			$(59,092)

The change in net deferred income tax of ($68,842) shown on the Statement of Changes in Capital Stock and Surplus is inclusive of ($9,750) related to the prior period adjustment.

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2016, 2015 and 2014 were as follows:

(In Thousands)	December 31, 2016			December 31, 2015			December 31, 2014
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$195,368	$68,378	15.0%	$278,305	$97,407	25.1%	$302,994	$106,048	28.3%
Pre-tax Capital Gains—Pre IMR	261,723	91,603	20.0%	109,454	38,309	9.9%	71,313	24,960	6.7%
Dividends Received Deduction		(10,581)	(2.3)%		(23,864)	(6.2)%		(11,550)	(3.1)%
Tax Credits		(764)	(0.2)%		(2,594)	(0.7)%		(932)	(0.2)%
Non-deductible Expenses		59	—%		99	0.1%		119	—%
Prior Period Adjustment		(9,750)	(0.3)%		—	—%		—	—%
Reversal of IMR		1,209	0.3%		(5,939)	(1.5)%		(1,928)	(0.5)%
Change in Non-admitted assets		(1,540)	(0.3)%		1,283	0.3%		2,520	0.7%
Prior Year Over/Under Accrual		(1,201)	(2.1)%		(301)	(0.1)%		(4,839)	(1.3)%
Retained Deferred Tax Asset		—	—%		—	—%		5,133	1.4%
Non-consolidated Wholly Owned Subsidiaries		(57,572)	(12.6)%		—	—%		—	—%
Other		(376)	(0.1)%		110	0.1%		7,321	2.0%

Total Statutory Income Taxes		$79,465	17.4%		$104,510	27.0%		$126,852	34.0%

Federal Income Taxes Incurred		$20,373	4.5%		$3,370	0.9%		$3,192	0.9%
Change in Net Deferred Income Taxes		59,092	12.9%		101,140	26.1%		123,660	33.1%

Total Statutory Income Taxes		$79,465	17.4%		$104,510	27.0%		$126,852	34.0%

At December 31, 2016, the Company had no net operating loss carryforward.    At December 31, 2016, the Company had no capital loss carryforward. At December 31, 2016, the Company had $11.6 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2016, the Company had $8.1 million minimum tax credit carryforward which will not expire.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

At December 31, 2016, the Company incurred $28.4 million in the current year that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2006 are closed for audit or examination under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the former affiliate, Sun Life of Canada -U.S. Operations Holdings consolidated federal income tax returns. The 2007 through 2009 tax years for the consolidated return were settled at appeals with the Internal Revenue Service (the “IRS”), and the appeals closing documents have been submitted to the Joint Committee on Taxation. The IRS issued the Revenue Agent’s Report for the 2010 through 2013 tax years on December 15, 2016; such years are currently in the appeals process. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless in accordance with the terms of the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2016 and 2015. As of December 31, 2016, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2016 and December 31, 2015. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2016, 2015 and 2014. The Company has not accrued any penalties related to UTBs.
The Company will file a consolidated federal income tax return for the December 31, 2016 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent. In September 2015, the Company paid an ordinary dividend of $75.0 million to the Parent. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

million extraordinary. In March 2015, the Company paid an ordinary dividend of $200.0 million to the Parent. In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2016 and 2015.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $25.2 million as of December 31, 2016. The Company also had commitments for limited partnership investments of $34.7 million as of December 31, 2015.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million and $3.5 million for guaranty fund assessments as of December 31, 2016 and 2015, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, which provided that Revenue Ruling 2007-54 was thereby modified and superseded, and that Revenue Ruling 2007-61 was obsolete. Accordingly, the required interest holding, which was used in calculating a company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the company’s share of DRD. For now, the issue has been resolved by the LB&I Industry Director’s Directive, Examination of Dividends Received Deduction on Separate Accounts of Life Insurance Companies, LMSB-4-0510-015 (May 20, 2010), which permits calculating required interest at another appropriate rate using a modified version of the formula, set forth in Treas.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Reg. § 801-8(e). For the years ended December 31, 2016, 2015, and 2014, the Company’s financial statements reflect benefits of $10.1 million, $10.6 million, and $8.9 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2016 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following were restricted assets (including pledged assets):

(In Thousands)	Current Year									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$217,776	$—	$—	$—	$217,776	$440,852	$(223,076)	$—	$217,776	0.58%	0.58%
Subject to Reverse Repurchase Agreements	538,896	—	—	—	538,896	271,730	267,166	—	538,896	1.43%	1.43%
FHLB Capital Stock	16,425	—	—	—	16,425	5,981	10,444	—	16,425	0.04%	0.04%
On Deposit with States	5,005	—	—	—	5,005	4,050	955	—	5,005	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	512,000	—	—	—	512,000	607,594	(95,594)	—	512,000	1.36%	1.36%
Pledged as Collateral Not Captured (Including Assets Backing Funding Agreements)	104,934	—	—	—	104,934	141,002	(36,068)	—	104,934	0.28%	0.28%
Other Restricted Assets	407,389	—	—	—	407,389	349,705	57,684	—	407,389	1.08%	1.08%

Total Restricted Assets	$1,802,425	$—	$—	$—	$1,802,425	$1,820,914	$(18,489)	$—	$1,802,425	4.78%	4.78%

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond Collateral to Societe Generale	$—	$—	$—	$—	$—	$37,610	$(37,610)	$—	—%	—%
Derivative Collateral	104,934	—	—	—	104,934	103,392	1,542	104,934	0.28%	0.28%

Total	$104,934	$—	$—	$—	$104,934	$141,002	$(36,068)	$104,934	0.28%	0.28%

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$3,492	$—	$—	$—	$3,492	$3,142	$350	$3,492	0.01%	0.01%
Restricted Cash from Policyholders	—	—	—	—	—	57,070	(57,070)	—	—%	—%
Restricted Cash—Brokerage Margin	403,897	—	—	—	403,897	289,493	114,404	403,897	1.07%	1.07%

Total	$407,389	$—	$—	$—	$407,389	$349,705	$57,684	$407,389	1.08%	1.08%

Collateral from unsettled trades included cash received from sales of S&P 500 Index exchange-traded funds which funds were not yet purchased. A liability for the future purchase of the funds was included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its former Massachusetts office. The lease expired on November 30, 2015. The Company did not incur rental expense related to this agreement in 2016. Rental expenses for 2015 and 2014 were $2.1 million and $2.1 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. This lease expires on December 31, 2024. Rental expenses for 2016, 2015 and 2014 were $0.2 million, $0.2 million and $0.1 million, respectively, under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indiana office, this lease expires on November 30, 2026. Rental expenses for 2016 were $0.2 million under this sublease.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expense for 2016 and 2015 was $1.7 million and $0.9 million, respectively, under this lease. No rental expense was incurred for 2014 under this lease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago office. This sublease expires on July 29, 2018. Rental expenses for 2016 were $0.2 million under this sublease.

a. At January 1, 2017, minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2017	$2,822
2018	2,805
2019	2,654
2020	2,667
2021	2,681

Aggregate Total All Future Years	$4,162

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

17.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings bore interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid under the Facility in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2016, 2015, and 2014 were approximately $1.5 million, $1.7 million and $90 thousand, respectively, and the total interest paid under the Replacement Facility in 2016, 2015 and 2014 was approximately $200 thousand, $27 thousand and $90 thousand, respectively. At December 31, 2015, there was $25.0 million outstanding under the Replacement Facility which was paid in full on July 8, 2016. The Company was required to maintain a collateral security deposit with the lender. Upon repayment of the borrowed money on July 8, 2016, all collateral was returned.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these fund for operations, and any funds obtained from the FHLB for use in the general operations would be accounted for as borrowed money. As of December 31, 2016 there was $365.0 million outstanding to the FHLB.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2016 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,218	2,218	—
Activity Stock	14,207	14,207	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$383,567	XXX	XXX
Year Ended 2015 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,640	2,640	—
Activity Stock	—	—	—
Excess Stock	3,341	3,341	—

Aggregate Total	$5,981	$5,981	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$132,916	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$405,256	$390,734	$365,000
Current Year Separate Accounts Total Collateral Pledged	122,960	121,266	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$528,216	$512,000	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$616,227	$607,594	$210,000

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Maximum Amount Pledged During Reporting Period

(In Thousands)
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$441,111	$428,111	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	122,960	121,266	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$564,071	$549,377	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$616,227	$607,594	$210,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	304,939
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$304,939

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	—	—	—	—
Other	—	—	—	XXX

Aggregate Total	$—	$—	$—	$—

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19.	SUBSEQUENT EVENTS

Effective January 1, 2017, SeaBright Insurance Company (“SeaBright”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company. The Company invested a total of $48.3 million for the acquisition of SeaBright and for additional capital contributions.

On April 3, 2017 the Company paid an ordinary dividend of $135.4 million dividend to the Parent.

The Company is not aware of any other events that occurred subsequent to December 31, 2016 having a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2017 to April 28, 2017, the date the financial statements were available to be issued.

62

PART C

ITEM 26.	EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated December 3, 1985, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-37907, filed on October 14, 1997.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-111688, filed on April 5, 2004.)

	(2)	Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

E.	(1)	Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(2)	Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(3)	Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(4)	Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(5)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(6)	Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement OF Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on February 3, 2000.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.)

	(3)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(4)	Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(5)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(6)	Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(7)	Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc., and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 29, 1999.)

	(8)	Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(9)	Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

	(10)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

(11)	Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund, and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on April 27, 1999.)

(12)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

(13)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-111688, filed on December 30, 2005.)

(14)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No.333-136435, filed on August 9, 2006.)

(15)	Participation Agreement, dated November 16, 2005, by and among Janus Aspen Series, Janus Distributors LLC, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.)

(16)	Participation Agreement, dated September 1, 2005, by and among Sun Life Assurance Company of Canada (U.S.), Royce Capital Fund, and Royce & Associates, LLC. (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.)

(17)	Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001.)

(18)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement on Form N-6, File No. 333-111688, filed on April 27, 2007.)

(19)	Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement on Form N-6, File No. 333-111688, filed on April 27, 2007.)

(20)	Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company. (Incorporated by reference to the Registration Statement on Form N-6, File No. 111688, filed on September 22, 2008.)

(21)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, Exhibit H9, File No. 333-143353, filed on May 30, 2007.)

(22)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on February 12, 2008.)

	(23)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.	Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

J.	(1)	Powers of Attorney.

	(2)	Resolution of the Board of Directors of the Depositor dated April 26, 2017, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on May 1, 2017.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	(1)	Consent of Independent Registered Public Accounting Firm.

	(2)	Representation of Counsel Pursuant to Rule 485(b).

O.	None.

P.	None.

Q.	None.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Executive Vice President, Chief Actuary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Jeffrey S. Lange Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Liability Hedging Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Delaware Life Holdings, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed May 1, 2017.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c)	Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 1st day of May, 2017.

DELAWARE LIFE VARIABLE ACCOUNT G
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss.
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.* David E. Sams, Jr.	Chief Executive Officer and Director (Principal Executive Officer)	May 1, 2017

/s/ Michael K. Moran* Michael K. Moran	Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 1, 2017

*By: /s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact for: Dennis A. Cullen, Director Daniel J. Towriss, Director	May 1, 2017

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on May 1, 2017. Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N(1)	Consent of Independent Registered Public Accounting Firm

N(2)	Representation of Counsel Pursuant to Rule 485(b)